UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2018—September 30, 2019

Item 1: Reports to Shareholders

Annual Report | September 30, 2019 Vanguard U.S. Value Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	5

Performance Summary	7

Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard U.S. Value Fund posted a return of about —3% for the 12 months ended September 30, 2019, well below the performance of its benchmark, the Russell 3000 Value Index, which had a positive return of more than 3% for the period

•     The broad U.S. stock market as measured by the Russell 3000 Index returned nearly 3% during the period. While stocks endured stretches of volatility at the end of 2018 and during the spring of 2019, performance was boosted by the accommodative stance of the Federal Reserve. The Fed cut interest rates in August and September in response to a softening economy.

•     Information technology was the only sector that contributed positively to performance on a relative basis. Energy, industrial, and health care stocks detracted most.

•     Over the ten years ended September 30, 2019, the fund’s average annual return of 11.39% was slightly above that of its benchmark.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard U.S. Value Fund posted a return of about —3%, well below the return of its benchmark index, the Russell 3000 Value Index.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by macroeconomic factors, our strategy focuses on company-specific fundamentals—not technical analysis. Our stock selection model evaluates companies within our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five key themes or decision models: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital by management—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Investment environment

The recent macroeconomic environment—characterized by high economic and policy uncertainty, low GDP growth, and low interest rates—has contributed to some extraordinary trends in the equity markets. These trends are not unusual at the late stage of a business cycle and include:

• Value underperformance. We’ve seen the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have been flocking to high-growth-potential companies with the hope of higher returns without necessarily looking at the underlying earnings. As a result, these companies are trading at inflated valuations that increasingly diverge from those of value companies.

• Sentiment rules. The equity market has mostly been trading on sentiment, with investors reacting to macroeconomic shocks such as tariffs and Federal Reserve interest rate announcements while largely ignoring fundamentals (quality, growth, etc.) since spring 2018.

• “Junk” rally. A big junk rally in which stocks with high valuations and low-quality earnings outperform began in January. It has been a risk-on and fundamental-off market, in which investors give up safety for returns.

3

While market environments such as the one we’ve experienced can be challenging for investors, it is crucial to maintain a long-term focus. These market conditions are not unusual at the late stage of a business cycle, and investors should expect to experience them at least once during their investment life.

As with any other form of active equity management, our strategies are designed to deliver long-term outperformance. Often, quantitatively driven funds are among the first to bounce back after a drop in the markets and can weather unpredictable markets by staying focused on the historical trends and in-depth data analysis performed regularly by expert portfolio managers, analysts, and traders.

Our successes and failures

Against this backdrop, the fund underperformed across the board as all five of our decision models did not perform as expected, and ten of the fund’s 11 industry sectors detracted from performance on a relative basis. Only information technology added to performance while energy, industrials, and health care were the biggest detractors.

The portfolio benefited from its holdings in information technology stocks Enphase Energy, Booz Allen Hamilton, and Electro Scientific Industries. The greatest shortfalls came from Mallinckrodt in health care, Tailored Brands in consumer discretionary, and Universal Insurance Holdings in financials.

We continue to believe that constructing a portfolio focused on the fundamentals we’ve described will benefit investors over the long term, although we recognize that markets can reward or punish us in the near term. We believe the fund offers a strong mix of stocks with attractive valuation and growth characteristics.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of

Alpha Equity Investments

Vanguard Quantitative Equity Group

October 18, 2019

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended September 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return	$1,000.00	$1,027.92	$1.12
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.97	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.22%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

6

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Value Fund	-2.98%	6.71%	11.39%	$29,397
Russell 3000 Value Index	3.10	7.76	11.36	29,336
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

See Financial Highlights for dividend and capital gains information.

7

U.S. Value Fund

Sector Diversification

As of September 30, 2019

Communication Services	7.7%
Consumer Discretionary	6.6
Consumer Staples	8.6
Energy	8.3
Financials	24.0
Health Care	12.1
Industrials	9.9
Information Technology	6.1
Materials	4.2
Real Estate	5.7
Utilities	6.8

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8

U.S. Value Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Communication Services (7.6%)
	Verizon Communications Inc.	390,178	23,551
	AT&T Inc.	523,836	19,822
	Walt Disney Co.	116,813	15,223
	Comcast Corp. Class A	304,245	13,715
*	Discovery Communications Inc. Class A	287,571	7,658
	New York Times Co. Class A	229,783	6,544
*	T-Mobile US Inc.	67,771	5,338
	CenturyLink Inc.	321,929	4,018
	News Corp. Class B	182,235	2,605
	Sinclair Broadcast Group Inc. Class A	41,621	1,779
	Fox Corp. Class A	55,012	1,735
*	Glu Mobile Inc.	312,253	1,558
	Telephone & Data Systems Inc.	53,439	1,379
*	Bandwidth Inc. Class A 20	20,773	1,353
	TEGNA Inc.	79,331	1,232
*	United States Cellular Corp.	29,991	1,127
*	Discovery Communications Inc.	35,934	885
	News Corp. Class A	50,656	705
	Fox Corp. Class B	22,271	702
			110,929
Consumer Discretionary (6.5%)
	Home Depot Inc.	46,169	10,712
	Whirlpool Corp.	54,037	8,557
	Gentex Corp.	290,292	7,993
	Brinker International Inc.	175,159	7,474
	Rent-A-Center Inc.	266,840	6,882
*,^	YETI Holdings Inc.	218,522	6,119
	Best Buy Co. Inc.	87,831	6,060
	McDonald’s Corp.	26,141	5,613
	Carnival Corp.	117,386	5,131
*	frontdoor Inc.	105,261	5,113
*	Genesco Inc.	103,922	4,159
	Yum! Brands Inc.	27,639	3,135
	Expedia Group Inc.	20,261	2,723
*	Stoneridge Inc.	80,727	2,500
	Lear Corp.	20,934	2,468
	Standard Motor Products Inc.	31,812	1,545
*	American Axle & Manufacturing Holdings Inc.	145,783	1,198
*	AutoZone Inc.	772	837
*	Deckers Outdoor Corp.	5,425	799
*	K12 Inc.	30,137	796
*	Under Armour Inc. Class C	42,469	770
	Las Vegas Sands Corp.	12,474	721
	Signet Jewelers Ltd.	42,624	714
	Dine Brands Global Inc.	9,390	712
*	Modine Manufacturing Co.	62,644	712
*	1-800-Flowers.com Inc. Class A	40,399	598
			94,041
Consumer Staples (8.6%)
	Procter & Gamble Co.	216,996	26,990
	Philip Morris International Inc.	253,984	19,285
	Walmart Inc.	132,912	15,774
	PepsiCo Inc.	77,170	10,580
	Bunge Ltd.	143,599	8,131
	Molson Coors Brewing Co. Class B	126,312	7,263
	Campbell Soup Co.	141,283	6,629
	Coty Inc. Class A	597,585	6,281
*	TreeHouse Foods Inc.	111,529	6,184
	Casey’s General Stores Inc.	31,867	5,136
*	Edgewell Personal Care Co.	151,831	4,933
*	US Foods Holding Corp.	78,406	3,222
	Kimberly-Clark Corp.	16,132	2,291
^	B&G Foods Inc.	67,753	1,281
			123,980

9

U.S. Value Fund

			Market
			Value•
		Shares	($000)
Energy (8.3%)
	Chevron Corp.	263,716	31,277
	Exxon Mobil Corp.	388,922	27,462
	ConocoPhillips	257,893	14,695
	Devon Energy Corp.	332,036	7,989
	Occidental Petroleum Corp.	169,454	7,536
*	Southwestern Energy Co.	3,719,332	7,178
	HollyFrontier Corp.	130,111	6,979
*	W&T Offshore Inc.	1,134,668	4,958
	Range Resources Corp.	949,275	3,626
	Phillips 66	27,425	2,808
	Valero Energy Corp.	30,714	2,618
	Cabot Oil & Gas Corp.	51,486	905
*	Continental Resources Inc.	25,935	798
*	CONSOL Energy Inc.	42,615	666
	Delek US Holdings Inc.	12,227	444
			119,939
Financials (23.9%)
	JPMorgan Chase & Co.	390,091	45,910
*	Berkshire Hathaway Inc. Class B	167,775	34,900
	Bank of America Corp.	1,154,489	33,676
	Citigroup Inc.	217,792	15,045
	Wells Fargo & Co.	282,515	14,250
	Allstate Corp.	117,135	12,730
	Capital One Financial Corp.	138,994	12,646
	MetLife Inc.	232,985	10,988
	American Express Co.	90,841	10,745
	Ally Financial Inc.	307,578	10,199
	Fifth Third Bancorp	363,719	9,959
	Regions Financial Corp.	614,456	9,721
	Discover Financial Services	116,698	9,463
	Synchrony Financial	276,354	9,421
	Ameriprise Financial Inc.	62,878	9,249
	Aflac Inc.	168,343	8,808
	AXA Equitable Holdings Inc.	388,784	8,615
	OFG Bancorp	380,221	8,327
	Zions Bancorp NA	183,761	8,181
	Hanover Insurance Group Inc.	59,764	8,100
	Progressive Corp.	83,293	6,434
	Comerica Inc.	89,763	5,923
	Unum Group	182,016	5,409
	Navient Corp.	416,359	5,329
	Popular Inc.	92,006	4,976
*	Brighthouse Financial Inc.	113,410	4,590
	Erie Indemnity Co. Class A	21,971	4,079
	FNB Corp.	284,976	3,286
	Universal Insurance Holdings Inc.	104,809	3,143
	Radian Group Inc.	132,231	3,020
*	Athene Holding Ltd. Class A	54,524	2,293
	Walker & Dunlop Inc.	29,961	1,676
	Primerica Inc.	10,922	1,390
	First Horizon National Corp.	70,037	1,135
	OneMain Holdings Inc.	25,615	940
	US Bancorp	13,462	745
	Morgan Stanley	16,775	716
			346,017
Health Care (12.1%)
	Johnson & Johnson	231,223	29,916
	Abbott Laboratories	204,950	17,148
	Pfizer Inc.	383,094	13,765
	Anthem Inc.	50,374	12,095
*	IQVIA Holdings Inc.	71,153	10,629
	Bristol-Myers Squibb Co.	195,841	9,931
	Merck & Co. Inc.	116,773	9,830
	McKesson Corp.	67,825	9,269
	Cooper Cos. Inc.	30,759	9,135
	HCA Healthcare Inc.	67,342	8,109
	Cardinal Health Inc.	158,846	7,496
*	Integer Holdings Corp.	94,435	7,136
	Medtronic plc	56,807	6,170
	Danaher Corp.	27,864	4,024
	Amgen Inc.	16,037	3,103
*	Medpace Holdings Inc.	35,233	2,961
*	Syneos Health Inc.	49,504	2,634
	Eli Lilly & Co.	18,858	2,109
	Thermo Fisher Scientific Inc.	7,055	2,055
*	Enanta Pharmaceuticals Inc.	30,245	1,817
*,^	Mallinckrodt plc	651,539	1,570
*	AMAG Pharmaceuticals Inc.	122,911	1,420
*,^	Intrexon Corp.	229,669	1,314
	Owens & Minor Inc.	185,151	1,076
			174,712
Industrials (9.9%)
	Honeywell International Inc.	80,563	13,631
	L3Harris Technologies Inc.	51,911	10,831
*	United Airlines Holdings Inc.	116,786	10,325
	General Electric Co.	1,125,501	10,062
*	FTI Consulting Inc.	87,268	9,249

10

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	WW Grainger Inc.	28,276	8,402
	Caterpillar Inc.	65,272	8,244
	Spirit AeroSystems Holdings Inc. Class A	100,085	8,231
	Lockheed Martin Corp.	19,777	7,714
*	Aerojet Rocketdyne Holdings Inc.	141,967	7,171
	Pentair plc	148,117	5,599
*	Builders FirstSource Inc.	261,585	5,382
	Landstar System Inc.	38,366	4,319
	AGCO Corp.	52,338	3,962
	Macquarie Infrastructure Corp.	92,497	3,651
	Triumph Group Inc.	132,811	3,039
*	WESCO International Inc.	60,136	2,873
	United Technologies Corp.	20,867	2,849
	ArcBest Corp.	86,175	2,624
	Expeditors International of Washington Inc.	30,014	2,230
*	GMS Inc.	71,327	2,048
*	BMC Stock Holdings Inc.	67,221	1,760
*	JetBlue Airways Corp.	91,085	1,526
	Allison Transmission Holdings Inc.	32,313	1,520
	Nielsen Holdings plc	45,923	976
	PACCAR Inc.	13,678	958
*	Hub Group Inc. Class A	19,751	918
*	Echo Global Logistics Inc.	37,389	847
	Delta Air Lines Inc.	13,136	757
	Heidrick & Struggles International Inc.	27,371	747
*	Foundation Building Materials Inc.	48,218	747
			143,192
Information Technology (6.0%)
	Intel Corp.	383,654	19,770
	Booz Allen Hamilton Holding Corp. Class A	119,493	8,486
	HP Inc.	386,126	7,306
*	CACI International Inc. Class A	30,175	6,978
*	Dell Technologies Inc.	126,010	6,535
	QUALCOMM Inc.	82,982	6,330
*	Enphase Energy Inc.	263,285	5,853
*	Tech Data Corp.	43,184	4,502
*	Synaptics Inc.	82,165	3,283
*	SunPower Corp. Class A	263,324	2,889
*	Diebold Nixdorf Inc.	257,001	2,878
*	Cardtronics plc Class A	86,554	2,617
*	ON Semiconductor Corp.	129,696	2,491
	Avnet Inc.	51,281	2,281
*	SMART Global Holdings Inc.	53,288	1,358
	International Business Machines Corp.	8,059	1,172
*	Teradata Corp.	31,306	970
*	eGain Corp.	107,212	858
*	Unisys Corp.	97,678	726
			87,283
Materials (4.2%)
	CF Industries Holdings Inc.	206,205	10,145
	Ecolab Inc.	43,500	8,615
	Ball Corp.	112,265	8,174
*	Element Solutions Inc.	719,200	7,322
	Reliance Steel & Aluminum Co.	62,462	6,225
	International Paper Co.	115,361	4,824
	Domtar Corp.	99,425	3,560
	Linde plc	12,212	2,366
	FMC Corp.	25,100	2,201
	Valvoline Inc.	98,321	2,166
*	Allegheny Technologies Inc.	95,305	1,930
	Dow Inc.	38,534	1,836
	Owens-Illinois Inc.	118,402	1,216
			60,580
Real Estate (5.7%)
	Spirit Realty Capital Inc.	200,026	9,573
	Essex Property Trust Inc.	28,710	9,378
	Medical Properties Trust Inc.	475,548	9,302
	EPR Properties	108,875	8,368
	Brixmor Property Group Inc.	393,410	7,982
	Park Hotels & Resorts Inc.	266,018	6,643
	HCP Inc.	177,498	6,324
	Ventas Inc.	55,949	4,086
	Omega Healthcare Investors Inc.	86,154	3,600
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	123,045	3,587
	Lexington Realty Trust Class B	294,082	3,014
	SITE Centers Corp.	164,527	2,486
	Macerich Co.	63,231	1,998
	Equity Commonwealth	43,148	1,478
	Regency Centers Corp.	20,257	1,408
	CoreCivic Inc.	66,922	1,157
	Equity Residential	12,674	1,093
	Kennedy-Wilson Holdings Inc.	37,564	823
			82,300

11

U.S. Value Fund

			Market
			Value•
		Shares	($000)
Utilities (6.7%)
	Southern Co.	245,343	15,155
	Exelon Corp.	283,033	13,673
	FirstEnergy Corp.	240,593	11,604
	NRG Energy Inc.	241,775	9,574
	AES Corp.	578,792	9,457
	Vistra Energy Corp.	327,595	8,757
	Ameren Corp.	64,491	5,163
	Eversource Energy	53,531	4,575
	Evergy Inc.	59,952	3,990
	Entergy Corp.	24,642	2,892
	Duke Energy Corp.	29,624	2,840
	IDACORP Inc.	22,155	2,496
	NextEra Energy Inc.	10,610	2,472
	ALLETE Inc.	22,165	1,937
	Hawaiian Electric Industries Inc.	31,520	1,438
	PNM Resources Inc.	15,267	795
	Clearway Energy Inc. Class A	45,607	791
			97,609
Total Common Stocks (Cost $1,236,797)			1,440,582
Temporary Cash Investments (2.2%)[1]
Money Market Fund (2.1%)
2,3	Vanguard Market Liquidity Fund, 2.098%	306,381	30,641

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill, 1.931%, 11/29/19	400	399
Total Temporary Cash Investments (Cost $31,039)		31,040
Total Investments (101.7%) (Cost $1,267,836)		1,471,622

Amount
($000)
Other Assets and Liabilities (-1.7%)
Other Assets
Investment in Vanguard	67
Receivables for Investment Securities Sold	3,232
Receivables for Accrued Income	2,020
Receivables for Capital Shares Issued	381
Variation Margin Receivable— Futures Contracts	37
Other Assets[4]	675
Total Other Assets	6,412
Liabilities
Payables for Investment Securities Purchased	(4,434)
Collateral for Securities on Loan	(8,324)
Payables for Capital Shares Redeemed	(1,238)
Payables to Vanguard	(806)
Other Liabilities	(15,853)
Total Liabilities	(30,655)
Net Assets (100%)
Applicable to 80,237,132 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,447,379
Net Asset Value Per Share	$18.04

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	1,207,852
Total Distributable Earnings (Loss)	239,527
Net Assets	1,447,379

•       See Note A in Notes to Financial Statements.

*       Non-income-producing security.

^       Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,957,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.7%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $8,324,000 of collateral received for securities on loan.

4   Securities with a value of $399,000 and cash of $15,000 have been segregated as initial margin for open futures contracts.

12

U.S. Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	49	7,297	(64)

See accompanying Notes, which are an integral part of the Financial Statements.

13

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends	37,745
Interest[1]	134
Securities Lending—Net	1,795
Total Income	39,674
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,213
Management and Administrative	1,848
Marketing and Distribution	162
Custodian Fees	11
Auditing Fees	32
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	3,294
Net Investment Income	36,380
Realized Net Gain (Loss)
Investment Securities Sold[1]	11,837
Futures Contracts	5
Realized Net Gain (Loss)	11,842
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(106,092)
Futures Contracts	(56)
Change in Unrealized Appreciation (Depreciation)	(106,148)
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,926)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $122,000, $3,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,380	32,402
Realized Net Gain (Loss)	11,842	81,508
Change in Unrealized Appreciation (Depreciation)	(106,148)	50,866
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,926)	164,776
Distributions
Net Investment Income	(32,254)	(32,253)
Realized Capital Gain[1]	(71,059)	(97,416)
Total Distributions	(103,313)	(129,669)
Capital Share Transactions
Issued	184,404	214,440
Issued in Lieu of Cash Distributions	96,928	121,791
Redeemed	(364,718)	(354,645)
Net Increase (Decrease) from Capital Share Transactions	(83,386)	(18,414)
Total Increase (Decrease)	(244,625)	16,693
Net Assets
Beginning of Period	1,692,004	1,675,311
End of Period	1,447,379	1,692,004

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $22,953,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.03	$19.63	$17.25	$16.48	$16.95
Investment Operations
Net Investment Income	.432[1]	.373[1]	.437[1]	.440	.355
Net Realized and Unrealized Gain (Loss) on Investments	(1.176)	1.563	2.606	1.341	(.543)
Total from Investment Operations	(.744)	1.936	3.043	1.781	(.188)
Distributions
Dividends from Net Investment Income	(.389)	(.382)	(.386)	(.358)	(.282)
Distributions from Realized Capital Gains	(.857)	(1.154)	(.277)	(.653)	—
Total Distributions	(1.246)	(1.536)	(.663)	(1.011)	(.282)
Net Asset Value, End of Period	$18.04	$20.03	$19.63	$17.25	$16.48

Total Return[2]	-2.98%	10.22%	17.87%	11.09%	-1.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,447	$1,692	$1,675	$1,374	$1,215
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.23%	0.23%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.43%	1.92%	2.36%	2.63%	2.10%
Portfolio Turnover Rate	61%	75%	95%	76%	66%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

17

U.S. Value Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

U.S. Value Fund

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/ benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $67,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,440,582	—	—
Temporary Cash Investments	30,641	399	—
Futures Contracts—Assets[1]	37	—	—
Total	1,471,260	399	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	1,731
Total Distributable Earnings (Loss)	(1,731)

19

U.S. Value Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	24,945
Undistributed Long-Term Gains	11,450
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	203,779

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,267,843
Gross Unrealized Appreciation	264,556
Gross Unrealized Depreciation	(60,777)
Net Unrealized Appreciation (Depreciation)	203,779

E.  During the year ended September 30, 2019, the fund purchased $918,939,000 of investment securities and sold $1,065,427,000 of investment securities, other than temporary cash investments.

F.  Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	10,484	11,008
Issued in Lieu of Cash Distributions	6,009	6,353
Redeemed	(20,731)	(18,245)
Net Increase (Decrease) in Shares Outstanding	(4,238)	(884)

G. Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard U.S. Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard U.S. Value Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2019 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $71,485,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $29,943,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
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John T. Marcante	Michael Rollings

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Valley Forge, PA 19482-2600

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112019

Annual Report | September 30, 2019 Vanguard Capital Value Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•             Vanguard Capital Value Fund returned –0.18% for the 12 months ended September 30, 2019, lagging its benchmark, the Russell 3000 Value Index, which returned 3.10%.

•             The broad U.S. stock market advanced nearly 3% for the year, which was marked by sharp intervals of volatility and uncertainty. Investors fretted over U.S.-China trade, heightened tensions with Iran, the imbroglio over Britain’s exit from the European Union, and whether an inverted yield curve signaled a recession ahead. With an eye toward the deteriorating global economic outlook, the Federal Reserve lowered short-term interest rates twice during the period to sustain the U.S. economic recovery.

•             Large- and mid-capitalization stocks generally outdistanced their small-cap counterparts.

•             The advisor’s strong selections in communication services made that sector the largest contributor to returns. The fund’s holdings in consumer staples, energy, health care, and financials lagged their benchmark counterparts and detracted most from relative results.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard Capital Value Fund returned –0.18%, underperforming its benchmark, the Russell 3000 Value Index, which returned 3.10%.

The investment environment

Seven of the 11 sectors in the index posted positive returns and six sectors in the fund beat the return of the index as a whole. For the fund, the utilities, real estate, consumer discretionary, communication services, and information technology sectors exceeded the benchmark return by a wide margin, while industrials narrowly led the benchmark return. All other sectors for the fund trailed the benchmark’s result. Energy, consumer staples, health care, and financials posted negative returns.

Our shortfalls

Security selection drove relative underperformance. Weak selection in consumer staples, energy, and financials was partially offset by strong selection in communication services and industrials. Sector allocation also weighed on relative performance. The fund’s underweight allocation to utilities and overweight to energy detracted from results.

Within consumer staples, our holding of Walgreens Boots Alliance and British American Tobacco (BAT) hurt relative performance, as did our not holding Procter & Gamble. Walgreens traded down amid challenges for the drug retail industry as well as concerns about the Walgreens and Boots Alliance merger.

BAT has faced headwinds from faster-than-expected volume declines, competition from e-cigarettes and next-generation products, increased Food and Drug Administration regulation—specifically of menthol cigarettes—and increased balance sheet leverage on the back of an acquisition of Reynolds. We ultimately eliminated the name as our thesis about pricing and next-generation efforts offsetting volume declines was disproven.

We did not hold Procter & Gamble based on valuation discipline, because the company had been trading at a premium to industry peers.

In energy, our holdings of exploration and production companies Concho Resources and Cimarex Energy drove underperformance, along with our position in Halliburton.

Concho Resources, the fund’s largest detractor, reported disappointing second-quarter results and guidance for the balance of the year. Several poor operating decisions and cost inflation led to a production shortfall and increased expenses. Shares of Cimarex Energy declined as the company reported weak second-quarter results. In addition to lower-than-expected oil production guidance, the company contended with lower oil and natural gas prices because of pipeline constraints in the Permian Basin.

Shares of Halliburton and other oilfield services companies dropped during the period. Halliburton, a diversified provider

3

with a large market share in U.S. onshore shale drilling and completion areas, has seen a sharp stock pullback as customers scaled back capital spending plans. While customers’ oilfield spending can fluctuate widely, we anticipate an eventual tightening of Halliburton’s services markets as providers reduce capacity to better align with customer demand. In the meantime, we believe the company’s diversification and capital structure will allow it to maintain its equipment fleet while smaller competitors are forced to raid the cupboards for cash.

Our successes

Communication services marked an area of strength, with Comcast and Verizon contributing the most to relative results. Comcast shares rose during the period as the cable giant continued to exceed estimates on its high-speed internet business. Comcast also has gained traction with its message that the decline of traditional TV subscribers will hurt profits less than expected. Verizon demonstrated an encouraging trend of improving organic growth in its wireless services revenues. Investors also started to factor in benefits from the transition to 5G wireless, including new product offerings and uses, and the potential for different industry dynamics if T-Mobile and Sprint execute their merger plans.

Industrials also contributed to results, driven notably by Herman Miller and Johnson Controls. Herman Miller experienced strong sales and accelerating earnings growth in office furniture, equipment, and home furnishings. We continue to believe the company is moving from a period of apathy and compressed margins to one of operating leverage and pricing power. Johnson Controls, a manufacturer of HVAC and fire and security equipment, won investor favor by selling its Power Solutions battery business and redeploying capital into a large share buyback. Management also began focusing on improving operational execution to drive profitability.

Fund positioning and outlook

At the end of September, the fund’s most significant overweightings relative to the Russell 3000 Value Index were in the information technology, real estate, and materials sectors. The most notable shifts in active positioning over the period—a function of bottom-up stock selection—included increases to our information technology, communication services, and health care weights, and reductions in our consumer staples, utilities, and financials weights.

Notable new purchases during the period included CVS Health, Intel, Raymond James, Humana, and Carter’s. CVS Health is an integrated pharmacy health care provider that should benefit from the recent combination with Aetna. The stock was sold down as the market questioned CVS’s ability to successfully integrate Aetna, but after a rocky start, we have been encouraged by management’s execution. With Intel, we took advantage of near-term weakness to accumulate a position. We believe its data center business will reaccelerate once its cloud

4

customers digest excess inventory and return to an order pattern that better matches their processing needs.

With Raymond James, we had an opportunity to add a best-in-class company at a depressed multiple because of broader industry headwinds. The company has meaningfully improved its competitive positioning and offers some of the highest organic growth among peers. Shares of Humana, which is primarily focused on the Medicare Advantage program for older adults, have been pressured by “Medicare-for-all” proposals in the platforms of several Democratic presidential candidates. We believe this is a harsh overreaction to a very unlikely outcome, and we felt positive underlying fundamentals had created a good opportunity to initiate a position.

Carter’s, the owner of its eponymous brand as well as OshKosh B’gosh, Skip Hop, and other labels, came under selling pressure as investors worried about the potential imposition of 25% tariffs on the company’s China-sourced infant, toddler, and children’s apparel. The stock was trading at a discounted valuation relative to its long-term history, which we believe ignored the potential to adjust sourcing and supply chains prospectively.

Notable eliminations included Wells Fargo, PNC Financial, RenaissanceRe, AIG, and Walgreens Boots Alliance. We shed PNC Financial, AIG, and RenaissanceRe because they achieved our valuation targets and we found more compelling opportunities elsewhere. We abandoned Wells Fargo and Walgreens Boots Alliance because our thesis for each was disproven.

There is discussion in the financial press, and even within Wellington, about the multiyear underperformance of value stocks relative to their growth counterparts. Our team is working continuously to position the portfolio with stocks that are priced at a clear discount to their peers and to their fundamental value. At the same time, we are turning over every rock to find companies that are not only “cheap” on static metrics but that have a favorable future trajectory of sales, earnings, and distributable cash flows. We believe we have found an attractive balance of risk and reward in the fund as it is constructed today, and we have conviction that Vanguard investors will be well rewarded for their patience with value investing.

David W. Palmer, CFA

Senior Managing Director

and Equity Portfolio Manager

Wellington Management Company LLP

October 21, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended September 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return	$1,000.00	$1,056.74	$1.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

7

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Value Fund	-0.18%	3.10%	9.29%	$24,322
Russell 3000 Value Index	3.10	7.76	11.36	29,336
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

See Financial Highlights for dividend and capital gains information.

8

Capital Value Fund

Sector Diversification

As of September 30, 2019

Communication Services	9.4%
Consumer Discretionary	6.2
Consumer Staples	5.4
Energy	8.6
Financials	17.6
Health Care	12.0
Industrials	11.0
Information Technology	12.4
Materials	6.3
Other	0.0
Real Estate	9.0
Utilities	2.1

The table reflects the fund’s equity exposure, based on its investments in stocks. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Capital Value Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (98.8%)
Communication Services (9.3%)
	Comcast Corp. Class A	570,836	25,733
	Verizon Communications Inc.	293,590	17,721
*	Electronic Arts Inc.	90,088	8,813
*	Alphabet Inc. Class A	7,050	8,609
*	Charter Communications Inc. Class A	19,800	8,160
*	T-Mobile US Inc.	67,500	5,317
			74,353
Consumer Discretionary (6.1%)
	Expedia Group Inc.	133,681	17,968
	Carter’s Inc.	160,000	14,594
	General Motors Co.	232,857	8,727
	Steven Madden Ltd.	204,100	7,305
			48,594
Consumer Staples (5.3%)
	Philip Morris International Inc.	279,442	21,218
	Kroger Co.	546,859	14,098
	Archer-Daniels-Midland Co.	172,400	7,080
			42,396
Energy (8.5%)
	Chevron Corp.	141,561	16,789
	Canadian Natural Resources Ltd.	509,661	13,572
	Concho Resources Inc.	140,965	9,572
	Diamondback Energy Inc.	71,877	6,463
	Enbridge Inc.	163,800	5,746
	Cimarex Energy Co.	114,307	5,480
	Tenaris SA ADR	255,389	5,409
	Halliburton Co.	253,847	4,785
			67,816
Financials (17.4%)
	MetLife Inc.	497,754	23,474
	Raymond James Financial Inc.	200,600	16,541
	Citigroup Inc.	237,898	16,434
	Bank of America Corp.	529,000	15,431
	Unum Group	350,128	10,406
	TD Ameritrade Holding Corp.	202,900	9,475
*	Athene Holding Ltd. Class A	220,000	9,253
	Voya Financial Inc.	142,428	7,754
	Bank OZK	261,980	7,144
	London Stock Exchange Group plc	68,817	6,180
	CNO Financial Group Inc.	369,381	5,847
	Atlantic Union Bankshares Corp.	148,100	5,516
	Lancashire Holdings Ltd.	564,555	5,139
			138,594
Health Care (11.9%)
	CVS Health Corp.	362,873	22,886
	Humana Inc.	62,700	16,031
	McKesson Corp.	80,973	11,066
	Koninklijke Philips NV	233,563	10,774
	Bristol-Myers Squibb Co.	197,816	10,031
*	Centene Corp.	168,000	7,268
*	Biogen Inc.	27,283	6,352
	AstraZeneca plc ADR	137,400	6,124
*	Seattle Genetics Inc.	49,321	4,212
			94,744
Industrials (10.9%)
	Wabtec Corp.	199,500	14,336
	Steelcase Inc. Class A	652,155	12,000
	Southwest Airlines Co.	212,757	11,491
	Herman Miller Inc.	224,655	10,354
	Fortune Brands Home & Security Inc.	180,130	9,853
	Delta Air Lines Inc.	163,919	9,442
	Sanwa Holdings Corp.	730,100	8,204
	AO Smith Corp.	137,400	6,555
	Pentair plc	120,800	4,566
	Scorpio Bulkers Inc.	1	—
			86,801

10

Capital Value Fund

			Market
			Value•
		Shares	($000)
Information Technology (12.3%)
	Intel Corp.	352,600	18,170
	Western Digital Corp.	237,957	14,192
	KLA Corp.	88,016	14,034
	Samsung Electronics Co. Ltd.	261,016	10,687
	Amdocs Ltd.	141,935	9,383
	Genpact Ltd.	236,747	9,174
	Broadcom Inc.	30,582	8,443
*	Coherent Inc.	48,258	7,418
*	Micron Technology Inc.	143,500	6,149
*	Qorvo Inc.	1	—
			97,650
Materials (6.2%)
	Reliance Steel & Aluminum Co.	142,730	14,224
	Celanese Corp. Class A	106,155	12,982
	CRH plc	223,412	7,661
	Cabot Corp.	133,500	6,050
^	Nutrien Ltd.	102,300	5,096
*	Alcoa Corp.	167,800	3,368
			49,381
Other (0.0%)
*,§,1	Allstar Co-Invest LLC Private Placement	NA	214

Real Estate (8.8%)
	Equinix Inc.	21,317	12,296
	Americold Realty Trust	330,300	12,244
	Host Hotels & Resorts Inc.	637,677	11,025
	Simon Property Group Inc.	50,450	7,853
	Columbia Property Trust Inc.	361,539	7,647
	Brixmor Property Group Inc.	362,312	7,351
	Acadia Realty Trust	245,857	7,027
	American Tower Corp.	23,016	5,089
			70,532
Utilities (2.1%)
*	Iberdrola SA	853,556	8,872
	Sempra Energy	53,977	7,967
			16,839
Total Common Stocks (Cost $737,618)			787,914
Temporary Cash Investments (1.8%)
Money Market Fund (0.6%)
2,3	Vanguard Market Liquidity Fund, 2.098%	50,512	5,052

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (1.2%)
RBS Securities, Inc. 2.350%, 10/1/19 (Dated 9/30/19, Repurchase Value $9,301,000, collateralized by U.S. Treasury Note/Bond 0.750%, 7/15/28, with a value of $9,486,000)	9,300	9,300
Total Temporary Cash Investments (Cost $14,352)		14,352
Total Investments (100.6%) (Cost $751,970)		802,266

		Amount
		($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard		37
Receivables for Investment Securities Sold		8
Receivables for Accrued Income		1,564
Receivables for Capital Shares Issued		168
Unrealized Appreciation—Forward Currency Contracts		27
Other Assets		65
Total Other Assets		1,869
Liabilities
Collateral for Securities on Loan		(5,049)
Payables to Investment Advisor		(118)
Payables for Capital Shares Redeemed		(648)
Payables to Vanguard		(1,136)
Total Liabilities		(6,951)
Net Assets (100%)
Applicable to 59,464,555 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		797,184
Net Asset Value Per Share		$13.41

11

Capital Value Fund

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	739,406
Total Distributable Earnings (Loss)	57,778
Net Assets	797,184

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers.

The total value of securities on loan is $4,837,000.

§   Security value determined using significant unobservable inputs.

1   Restricted security represents 0.0% of net assets. Shares not applicable for this Private Placement. See Restricted Security table for additional information.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Collateral of $5,049,000 was received for securities on loan.

ADR—American Depositary Receipt.

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Allstar Co-Invest LLC Private Placement	August 2011	459

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
			Receive		Deliver
Goldman Sachs International	12/18/19	USD	7,482	JPY	801,276	27	—

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends[1]	20,612
Interest[2]	183
Securities Lending—Net	31
Total Income	20,826
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,775
Performance Adjustment	(1,334)
The Vanguard Group—Note C
Management and Administrative	1,689
Marketing and Distribution	69
Custodian Fees	8
Auditing Fees	32
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	2,255
Net Investment Income	18,571
Realized Net Gain (Loss)
Investment Securities Sold[2]	11,271
Forward Currency Contracts	345
Foreign Currencies	(3)
Realized Net Gain (Loss)	11,613
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(37,282)
Forward Currency Contracts	(110)
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	(37,390)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,206)

1   Dividends are net of foreign withholding taxes of $316,000.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,571	18,141
Realized Net Gain (Loss)	11,613	81,935
Change in Unrealized Appreciation (Depreciation)	(37,390)	(27,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,206)	73,015
Distributions
Net Investment Income	(18,899)	(17,678)
Realized Capital Gain	—	—
Total Distributions	(18,899)	(17,678)
Capital Share Transactions
Issued	72,817	57,634
Issued in Lieu of Cash Distributions	17,308	16,300
Redeemed	(140,330)	(159,126)
Net Increase (Decrease) from Capital Share Transactions	(50,205)	(85,192)
Total Increase (Decrease)	(76,310)	(29,855)
Net Assets
Beginning of Period	873,494	903,349
End of Period	797,184	873,494

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.79	$12.96	$11.50	$11.45	$15.32
Investment Operations
Net Investment Income	.299[1]	.273[1]	.241[1]	.180	.129[1]
Net Realized and Unrealized Gain (Loss) on Investments	(.377)	.817	1.420	1.060	(2.330)
Total from Investment Operations	(.078)	1.090	1.661	1.240	(2.201)
Distributions
Dividends from Net Investment Income	(.302)	(.260)	(.201)	(.144)	(.175)
Distributions from Realized Capital Gains	—	—	—	(1.046)	(1.494)
Total Distributions	(.302)	(.260)	(.201)	(1.190)	(1.669)
Net Asset Value, End of Period	$13.41	$13.79	$12.96	$11.50	$11.45

Total Return[2]	-0.18%	8.48%	14.56%	11.36%	-15.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$797	$873	$903	$933	$1,059
Ratio of Total Expenses to Average Net Assets[3]	0.29%	0.29%	0.27%	0.25%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.04%	1.97%	1.51%	0.93%
Portfolio Turnover Rate	46%	47%	41%	134%	90%

1     Calculated based on average shares outstanding.

2     Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3     Includes performance-based investment advisory fee increases (decreases) of (0.17%), (0.17%), (0.19%), (0.20%), and 0.06%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net

16

Capital Value Fund

assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2019, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a

17

Capital Value Fund

counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the year ended September 30, 2019, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before a decrease of $1,334,000 (0.17%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

18

Capital Value Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $37,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	740,957	46,743	214
Temporary Cash Investments	5,052	9,300	—
Forward Currency Contracts—Assets	—	27	—
Total	746,009	56,070	214

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

19

Capital Value Fund

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain forward currency contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,869
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(4,325)
Net Unrealized Gains (Losses)	50,277

*     The fund used capital loss carryforwards of $11,506,000 to offset taxable capital gains realized during the year ended September 30, 2019.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	751,986
Gross Unrealized Appreciation	102,049
Gross Unrealized Depreciation	(51,769)
Net Unrealized Appreciation (Depreciation)	50,280

F.   During the year ended September 30, 2019, the fund purchased $359,505,000 of investment securities and sold $412,819,000 of investment securities, other than temporary cash investments.

G.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	5,738	4,316
Issued in Lieu of Cash Distributions	1,520	1,227
Redeemed	(11,130)	(11,915)
Net Increase (Decrease) in Shares Outstanding	(3,872)	(6,372)

H.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Capital Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Capital Value Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2019 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $18,899,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 77.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F.Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112019

Annual Report | September 30, 2019 Vanguard Short-Term Inflation-Protected Securities Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
Chairman and Chief Executive Officer
October 14, 2019

1

Your Fund’s Performance at a Glance

•                  For the 12 months ended September 30, 2019, Vanguard Short-Term Inflation-Protected Securities Index Fund returned 3.36% for Investor Shares, tracking its benchmark (+3.44%). The 30-day SEC yield for Investor Shares, a proxy for a fund’s potential annualized rate of income, declined 38 basis points over the period, to 0.41%. (A basis point is one one-hundredth of a percentage point.)

•                  Prices of regular U.S. Treasury securities rose amid signs of slowing global growth, an escalation in trade disputes, flare-ups in geopolitical tensions, and continued uncertainty about the United Kingdom’s exit from the European Union. Against this background, several major central banks, including the Federal Reserve, turned more accommodative in the latter part of the period.

•                  The gap between nominal yields and yields of Treasury inflation-protected securities (TIPS)—considered a measure of the expected annualized rate of inflation over the next five years—fell 70 basis points, to 1.34%. TIPS underperformed regular Treasuries, as they typically do when inflation expectations fall.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended September 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,019.42	$0.71
ETF Shares	1,000.00	1,019.95	0.20
Admiral™ Shares	1,000.00	1,019.82	0.30
Institutional Shares	1,000.00	1,019.93	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.37	$0.71
ETF Shares	1,000.00	1,024.87	0.20
Admiral Shares	1,000.00	1,024.77	0.30
Institutional Shares	1,000.00	1,024.87	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.04% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

4

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 16, 2012, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund Investor Shares	3.36%	1.13%	0.67%	$10,477
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	3.44	1.27	0.76	10,543
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	2.74	12,065

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	3.46%	1.22%	0.76%	$10,542
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	3.44	1.27	0.76	10,542
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	2.71	12,048

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

Short-Term Inflation-Protected Securities Index Fund

	Average Annual Total Returns
	Periods Ended September 30, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund Admiral Shares	3.46%	1.22%	0.76%	$10,542
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	3.44	1.27	0.76	10,543
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	2.74	12,065

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities Index Fund Institutional Shares	3.48%	1.25%	0.80%	$5,283,640
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	3.44	1.27	0.77	5,275,289
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	2.77	6,046,563

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2019

			Since
	One	Five	Inception
	Year	Years	(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price	3.46%	6.25%	5.48%
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	3.46	6.23	5.42
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	3.44	6.50	5.42

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Short-Term Inflation-Protected Securities Index Fund

Sector Diversification

As of September 30, 2019

Treasury/Agency	100.0%

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

7

Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.9%)
U.S. Government Securities (99.9%)
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	886,360	1,048,367
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	2,482,786	2,697,207
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	1,384,709	1,635,943
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,588,712	1,869,182
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	2,184,837	2,339,698
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,737,519	1,985,970
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,925,909	2,163,062
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	2,184,453	2,281,921
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	2,018,205	2,243,288
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	2,035,165	2,244,520
	United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	2,184,862	2,276,557
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	2,035,375	2,258,722
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	2,034,930	2,274,328
	United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	1,588,516	1,637,199
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	2,035,937	2,200,263
Total U.S. Government and Agency Obligations (Cost $31,167,467)					31,156,227

				Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund (Cost $3,098)	2.098%		30,975	3,098
Total Investments (99.9%) (Cost $31,170,565)					31,159,325

8

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	1,460
Receivables for Accrued Income	36,091
Receivables for Capital Shares Issued	227,206
Total Other Assets	264,757
Liabilities
Payables for Investment Securities Purchased	(207,735)
Payables for Capital Shares Redeemed	(14,170)
Payables to Vanguard	(3,036)
Other Liabilities	(20)
Total Liabilities	(224,961)
Net Assets (100%)	31,199,121

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	31,247,643
Total Distributable Earnings (Loss)	(48,522)
Net Assets	31,199,121

Investor Shares—Net Assets
Applicable to 285,449,840 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,013,951
Net Asset Value Per Share—Investor Shares	$24.57

ETF Shares—Net Assets
Applicable to 140,402,576 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,884,429
Net Asset Value Per Share—ETF Shares	$49.03

Admiral Shares—Net Assets
Applicable to 298,083,813 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,333,407
Net Asset Value Per Share—Admiral Shares	$24.60

Institutional Shares—Net Assets
Applicable to 404,867,320 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,967,334
Net Asset Value Per Share—Institutional Shares	$24.62

•    See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Interest[1]	606,336
Total Income	606,336
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,022
Management and Administrative—Investor Shares	8,442
Management and Administrative—ETF Shares	2,217
Management and Administrative—Admiral Shares	3,324
Management and Administrative—Institutional Shares	2,816
Marketing and Distribution—Investor Shares	671
Marketing and Distribution—ETF Shares	352
Marketing and Distribution—Admiral Shares	434
Marketing and Distribution—Institutional Shares	325
Custodian Fees	131
Auditing Fees	64
Shareholders’ Reports—Investor Shares	47
Shareholders’ Reports—ETF Shares	183
Shareholders’ Reports—Admiral Shares	86
Shareholders’ Reports—Institutional Shares	7
Trustees’ Fees and Expenses	13
Total Expenses	20,134
Net Investment Income	586,202
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(41,300)
Futures Contracts	(6,002)
Realized Net Gain (Loss)	(47,302)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	432,416
Net Increase (Decrease) in Net Assets Resulting from Operations	971,316

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,061,000, $76,000, and ($1,000) , respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $3,896,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	586,202	684,104
Realized Net Gain (Loss)	(47,302)	(39,997)
Change in Unrealized Appreciation (Depreciation)	432,416	(398,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	971,316	245,603
Distributions
Net Investment Income
Investor Shares	(129,427)	(196,531)
ETF Shares	(125,996)	(158,959)
Admiral Shares	(137,254)	(186,081)
Institutional Shares	(178,041)	(242,955)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(570,718)	(784,526)
Capital Share Transactions
Investor Shares	240,591	912,377
ETF Shares	1,350,372	1,681,666
Admiral Shares	709,238	1,573,157
Institutional Shares	1,775,121	1,245,525
Net Increase (Decrease) from Capital Share Transactions	4,075,322	5,412,725
Total Increase (Decrease)	4,475,920	4,873,802
Net Assets
Beginning of Period	26,723,201	21,849,399
End of Period	31,199,121	26,723,201

See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.23	$24.77	$24.83	$24.23	$24.74
Investment Operations
Net Investment Income	.483[1]	.669[1]	.312[1]	.080[1]	(.131)
Net Realized and Unrealized Gain (Loss) on Investments	.324	(.448)	(.237)	.520	(.206)
Total from Investment Operations	.807	.221	.075	.600	(.337)
Distributions
Dividends from Net Investment Income	(.467)	(.761)	(.135)	—	(.173)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.467)	(.761)	(.135)	—	(.173)
Net Asset Value, End of Period	$24.57	$24.23	$24.77	$24.83	$24.23

Total Return[2]	3.36%	0.91%	0.31%	2.48%	-1.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,014	$6,679	$5,904	$5,088	$4,532
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.98%	2.73%	1.26%	0.42%	(0.53%)
Portfolio Turnover Rate[3]	26%	25%	27%	28%	26%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$48.34	$49.41	$49.59	$48.36	$49.38
Investment Operations
Net Investment Income	1.003[1]	1.358[1]	.671[1]	.251[1]	(.210)
Net Realized and Unrealized Gain (Loss) on Investments	.652	(.869)	(.477)	.979	(.415)
Total from Investment Operations	1.655	.489	.194	1.230	(.625)
Distributions
Dividends from Net Investment Income	(.965)	(1.559)	(.374)	—	(.395)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.965)	(1.559)	(.374)	—	(.395)
Net Asset Value, End of Period	$49.03	$48.34	$49.41	$49.59	$48.36

Total Return	3.46%	1.01%	0.40%	2.54%	-1.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,884	$5,453	$3,881	$2,478	$1,838
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.81%	1.35%	0.51%	(0.44%)
Portfolio Turnover Rate[2]	26%	25%	27%	28%	26%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.25	$24.79	$24.88	$24.27	$24.77
Investment Operations
Net Investment Income	.500[1]	.692[1]	.338[1]	.149[1]	(.105)
Net Realized and Unrealized Gain (Loss) on Investments	.332	(.450)	(.241)	.461	(.197)
Total from Investment Operations	.832	.242	.097	.610	(.302)
Distributions
Dividends from Net Investment Income	(.482)	(.782)	(.187)	—	(.198)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.482)	(.782)	(.187)	—	(.198)
Net Asset Value, End of Period	$24.60	$24.25	$24.79	$24.88	$24.27

Total Return[2]	3.46%	1.00%	0.40%	2.51%	-1.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,333	$6,525	$5,078	$3,373	$2,126
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.06%	2.81%	1.35%	0.51%	(0.44%)
Portfolio Turnover Rate[3]	26%	25%	27%	28%	26%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.27	$24.81	$24.90	$24.28	$24.78
Investment Operations
Net Investment Income	.517[1]	.696[1]	.333[1]	.139[1]	(.099)
Net Realized and Unrealized Gain (Loss) on Investments	.319	(.449)	(.225)	.481	(.196)
Total from Investment Operations	.836	.247	.108	.620	(.295)
Distributions
Dividends from Net Investment Income	(.486)	(.787)	(.198)	—	(.205)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.486)	(.787)	(.198)	—	(.205)
Net Asset Value, End of Period	$24.62	$24.27	$24.81	$24.90	$24.28

Total Return	3.48%	1.02%	0.44%	2.55%	-1.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,967	$8,067	$6,986	$5,500	$3,837
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.04%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.08%	2.83%	1.37%	0.54%	(0.41%)
Portfolio Turnover Rate[2]	26%	25%	27%	28%	26%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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Short-Term Inflation-Protected Securities Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $1,460,000, representing less than 0.01% of the fund’s net assets and 0.58% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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Short-Term Inflation-Protected Securities Index Fund

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	31,156,227	—
Temporary Cash Investments	3,098	—	—
Total	3,098	31,156,227	—

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and inflation adjustments were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(74,084)
Total Distributable Earnings (Loss)	74,084

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	111,371
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(146,643)
Net Unrealized Gains (Losses)	(11,240)

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Short-Term Inflation-Protected Securities Index Fund

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	31,170,565
Gross Unrealized Appreciation	141,680
Gross Unrealized Depreciation	(152,920)
Net Unrealized Appreciation (Depreciation)	(11,240)

E.           During the year ended September 30, 2019, the fund purchased $11,338,499,000 of investment securities and sold $7,908,351,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,672,111,000 and $695,828,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.             Capital share transactions for each class of shares were:

	Year Ended September 30,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	691,395	28,334	938,053	38,252
Issued in Lieu of Cash Distributions	129,344	5,315	196,139	8,067
Redeemed[1]	(580,148)	(23,840)	(221,815)	(9,082)
Net Increase (Decrease)—Investor Shares	240,591	9,809	912,377	37,237
ETF Shares
Issued	2,120,465	43,511	2,079,941	42,425
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(770,093)	(15,900)	(398,275)	(8,175)
Net Increase (Decrease)—ETF Shares	1,350,372	27,611	1,681,666	34,250
Admiral Shares
Issued[1]	2,001,963	82,149	2,310,017	94,161
Issued in Lieu of Cash Distributions	125,948	5,168	170,230	6,995
Redeemed	(1,418,673)	(58,249)	(907,090)	(36,988)
Net Increase (Decrease)—Admiral Shares	709,238	29,068	1,573,157	64,168
Institutional Shares
Issued	2,596,338	106,113	1,960,417	79,837
Issued in Lieu of Cash Distributions	174,645	7,159	238,639	9,799
Redeemed	(995,862)	(40,784)	(953,531)	(38,884)
Net Increase (Decrease)—Institutional Shares	1,775,121	72,488	1,245,525	50,752

1   In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include $92,222,000 from the conversion during the year ended September 30, 2019.

19

Short-Term Inflation-Protected Securities Index Fund

At September 30, 2019, several Vanguard funds and trusts managed by Vanguard or its affiliates were each a record or beneficial owner of the fund, and had combined ownership of 53% of the fund’s net assets. If any of these shareholders were to redeem their investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Short-Term Inflation-Protected Securities Index Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2019 tax information (unaudited) for Vanguard Short-Term Inflation-Protected Securities Index Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

22

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities Index Fund or the owners of the Short-Term Inflation-Protected Securities Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities Index Fund. Investors acquire the Short-Term Inflation-Protected Securities Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities Index Fund. The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.

23

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.

All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138;

7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q19670 112019

Annual Report | September 30, 2019 Vanguard Core Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•     For the 12 months ended September 30, 2019, Vanguard Core Bond Fund returned 10.31% for Admiral Shares. It slightly trailed its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, which returned 10.44%.

•     Worries about the pace of global economic growth and central bank plans to loosen monetary policies virtually worldwide encouraged investment in bonds, sending their yields lower and their prices markedly higher during the fund’s fiscal year.

•     The fund’s modest underperformance owed in large part to holdings in inflation-protected U.S. Treasuries, which lagged conventional Treasuries, and in General Electric, which sank amid a restructuring.

•     The fund’s potential annual rate of income, measured by the 30-day SEC yield of its Admiral Shares, declined from 3.50% at the beginning of the period to 2.53% as of September 30, 2019.

•     The fund regularly uses derivatives to limit portfolio risks. The fund’s derivatives positions, including both hedges and active positions, boosted performance slightly.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard Core Bond Fund returned 10.15% for Investor Shares and 10.31% for Admiral Shares. It slightly lagged its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, which returned 10.44%.

As bond prices rose, yields fell. The 30-day SEC yield of the fund’s Investor Shares declined to 2.35% by the close of the period compared with 3.31% a year earlier. Admiral Shares’ ending yield was 2.53%, down from 3.50%. The 30-day SEC yield is a proxy for a fund’s potential annualized rate of income.

The investment environment

The markets were driven largely by shifts in the outlook for global growth and monetary policy. Toward the end of 2018, investors grew skittish at the prospect of reduced monetary policy accommodation by some major central banks, especially as the global economy seemed to be losing steam. In December, the U.S. Federal Reserve hiked its target for short-term interest rates for the fourth time that year, and the European Central Bank (ECB) brought its asset-purchase program to an end.

Other concerns on investors’ minds as 2018 drew to a close were flare-ups in ongoing trade disputes, signs of China’s economy slowing, and heightened geopolitical tensions in the Middle East. Greater risk aversion led to a sell-off in stocks and lower-quality bonds and a boost in demand for safer assets, including government bonds.

Further signs of a global slowdown and tepid inflation in 2019, however, led to a pivot in monetary policy from a tightening to a loosening bias across much of the world. In March, the Fed announced that it would end its balance sheet tapering; it went on to reduce interest rates in August and September. Those cuts, the first in more than a decade, were justified by policy-makers as “insurance” meant to cushion the effects of trade policies and prolong an economic expansion already in its tenth year.

In September, the ECB pushed its deposit rate further into negative territory and announced a new round of asset purchases. At the same time, it cut its projections for euro-zone growth and inflation for 2019 and 2020.

Yields of U.S. Treasury Securities

	September 30,	September 30,
Maturity	2018	2019
2 years	2.82%	1.62%
5 years	2.95	1.54
10 years	3.06	1.66
30 years	3.21	2.11
Source: Vanguard.

3

For emerging markets, dimmer prospects for global growth were a headwind, but the knock-on effect of more accommodative monetary policy in developed markets was supportive. In general, emerging markets benefited from looser financial conditions, a lower cost of borrowing in dollars, and an upturn in capital inflows.

Management of the fund

The fund benefited during fiscal 2019 from management of interest rate exposure, a modest overweight to investment-grade corporate bonds, and security selection in emerging markets.

Amid record or near-record low unemployment and solid if weakening U.S. economic growth, we favored credit sectors over U.S. Treasuries. We took no large stakes in individual credit sectors but sought relative performance advantages from a variety of strategies. Security selection in corporate bonds generally added value. We fared especially well with consumer cyclical issuers, including gaming and restaurant companies. We also maintained a greater-than-benchmark level of sensitivity to interest rates for much of the year, which helped the fund as rates declined.

In emerging markets, we were able to add value through a number of investment strategies focused primarily on defensive, short-term issues. While we don’t usually take significant directional bets on the market, we did going into 2019. The market had cheapened to the point where we went long on some higher-beta issuers with underlying stories that suggested they would benefit most from a rebound. This tactical move worked out well for the fund, though these bonds accounted for only modest portions of its assets.

For much of the period, however, we were more focused on finding relative value opportunities within and across markets. Brazil is one of the countries where we succeeded. We were over-weighted in U.S. dollar-denominated debt issued by Brazil for two main reasons. A number of structural reforms, including pension reform, were under way there, along with an easing in interest rates because of the sluggish economy and below-target inflation. This positioning paid off handsomely over the period. Small stakes in dollar-denominated Mexican and South African government debt also helped.

The fund’s modest underperformance owed in large part to poor performance in the fourth quarter of 2018, when several of the fund’s positions, including holdings in General Electric bonds and some mortgage-backed securities, came under stress. The fund was able to recoup almost all of the losses in 2019 through strong security selection allocations to emerging markets and a modest position in speculative-grade bonds.

4

Our allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was also a drag on performance as they lagged conventional Treasuries during the yield rally.

Outlook

The investment environment is likely to be complicated.

We expect global growth to continue softening, in part because of further down drafts from trade tensions and policy uncertainty. The U.S. economy may slow to a below-trend pace of around 0.5%–1.5% in 2020 after adjusting for inflation, with a not-negligible risk of a recession.

China, the world’s second-largest economy, is set to grow at around 5.8% next year, but that figure could be markedly lower without further stimulus. Growth may also stay below trend in the euro area, at about 0.7%, given recent indications that manufacturing weakness is spilling over into supply chains and the services sector.

The weakest issuers will be the most sensitive and at risk of a further deceleration in global growth, making rigorous credit analysis and dynamic management key to performance in 2020. On the other hand, subdued inflation and accommodative central banks should provide some support to risky assets.

Accordingly, we enter the fund’s new fiscal year broadly neutral on credit, preferring to focus on security selection and cross-sector relative value opportunities. If more bouts of volatility occur as the global economy slows, our tactically defensive stance should allow us to take advantage of price dislocations as they arise.

Portfolio Managers:

Brian W. Quigley

Gemma Wright-Casparius, Principal

Daniel Shaykevich, Principal

Samuel C. Martinez, CFA

Vanguard Fixed Income Group

October 25, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended September 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,054.21	$1.29
Admiral™ Shares	1,000.00	1,055.66	0.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.72	0.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.07% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

7

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 28, 2016, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/28/2016)	Investment
Core Bond Fund Investor Shares	10.15%	3.44%	$11,261
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.44	3.48	11,275

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(3/28/2016)	Investment
Core Bond Fund Admiral Shares	10.31%	3.57%	$56,555
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.44	3.48	56,373

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Core Bond Fund

Sector Diversification

As of September 30, 2019

Asset-Backed/Commercial Mortgage-Backed	8.9%
Finance	8.0
Foreign	9.9
Government Mortgage-Backed	24.9
Industrial	20.2
Treasury/Agency	23.9
Utilities	4.0
Other	0.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

9

Core Bond Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (48.2%)
U.S. Government Securities (21.4%)
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/29	58,000	58,794
	United States Treasury Note/Bond	2.875%	10/31/20	10,000	10,112
	United States Treasury Note/Bond	2.750%	11/30/20	1,700	1,718
	United States Treasury Note/Bond	2.375%	3/15/21	1,500	1,513
	United States Treasury Note/Bond	2.250%	4/30/21	2,300	2,318
	United States Treasury Note/Bond	2.625%	6/15/21	330	335
	United States Treasury Note/Bond	2.125%	8/15/21	6,600	6,653
	United States Treasury Note/Bond	2.125%	9/30/21	7,000	7,063
	United States Treasury Note/Bond	1.750%	7/15/22	4,000	4,016
	United States Treasury Note/Bond	1.500%	8/15/22	10,000	9,978
	United States Treasury Note/Bond	1.625%	8/31/22	15,000	15,016
	United States Treasury Note/Bond	1.875%	9/30/22	1,800	1,816
	United States Treasury Note/Bond	1.875%	10/31/22	1,400	1,412
	United States Treasury Note/Bond	2.000%	11/30/22	5,076	5,141
	United States Treasury Note/Bond	2.375%	1/31/23	7,095	7,276
	United States Treasury Note/Bond	2.625%	2/28/23	5,000	5,173
	United States Treasury Note/Bond	2.750%	4/30/23	8,100	8,429
	United States Treasury Note/Bond	1.625%	10/31/23	2,000	2,005
	United States Treasury Note/Bond	2.875%	11/30/23	2,400	2,526
	United States Treasury Note/Bond	2.250%	12/31/23	2,300	2,364
	United States Treasury Note/Bond	3.000%	10/31/25	250	270
	United States Treasury Note/Bond	1.625%	2/15/26	3	3
	United States Treasury Note/Bond	1.875%	7/31/26	3,000	3,050
1	United States Treasury Note/Bond	4.500%	2/15/36	18,400	25,381
	United States Treasury Note/Bond	4.500%	5/15/38	1,000	1,410
	United States Treasury Note/Bond	3.500%	2/15/39	350	439
	United States Treasury Note/Bond	4.375%	11/15/39	6,630	9,305
	United States Treasury Note/Bond	4.625%	2/15/40	425	616
	United States Treasury Note/Bond	4.375%	5/15/40	6,400	9,007
	United States Treasury Note/Bond	3.750%	8/15/41	650	848
	United States Treasury Note/Bond	3.125%	11/15/41	600	716
	United States Treasury Note/Bond	3.125%	2/15/42	650	776
	United States Treasury Note/Bond	2.750%	8/15/42	130	146
	United States Treasury Note/Bond	3.625%	8/15/43	2,200	2,840
2	United States Treasury Note/Bond	3.375%	5/15/44	4,000	4,987
	United States Treasury Note/Bond	3.125%	8/15/44	12,000	14,391
	United States Treasury Note/Bond	2.875%	8/15/45	550	634
3	United States Treasury Note/Bond	2.500%	2/15/46	13,000	14,007
	United States Treasury Note/Bond	2.500%	5/15/46	640	690

10

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.000%	2/15/48	6,000	7,129
	United States Treasury Note/Bond	3.125%	5/15/48	5,500	6,689
	United States Treasury Note/Bond	3.375%	11/15/48	5,000	6,376
					263,368
Agency Bonds and Notes (1.0%)
4	AID-Israel	0.000%	11/1/24	1,300	1,181
	Government Trust Certificate	0.000%	10/1/20	1,479	1,449
	Private Export Funding Corp.	3.550%	1/15/24	1,000	1,074
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	1,965	1,709
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	1,194	1,021
	Resolution Funding Corp. Interest Strip	0.000%	1/15/28	800	680
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	3,595	3,032
	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	3,000	2,667
					12,813
Conventional Mortgage-Backed Securities (23.2%)
5,6	Fannie Mae Pool	2.500%	2/1/28–8/1/34	5,515	5,567
5,6	Fannie Mae Pool	3.000%	4/1/33–10/1/49	19,185	19,711
5,6	Fannie Mae Pool	3.500%	3/1/27–10/1/49	37,528	39,036
5,6	Fannie Mae Pool	4.500%	1/1/41–10/1/49	34,558	36,874
5,6	Fannie Mae Pool	5.000%	3/1/38–1/1/49	4,842	5,333
5,6	Fannie Mae Pool	6.000%	5/1/37	589	674
5,6	Freddie Mac Gold Pool	2.500%	10/1/31	664	672
5,6	Freddie Mac Gold Pool	3.000%	9/1/46–8/1/47	4,419	4,541
5,6	Freddie Mac Gold Pool	3.500%	3/1/45–5/1/49	9,567	10,016
5,6	Freddie Mac Gold Pool	4.000%	8/1/45–10/1/47	6,632	6,960
5,6	Freddie Mac Gold Pool	4.500%	7/1/47–2/1/49	2,023	2,155
5	Ginnie Mae I Pool	3.000%	4/15/45	403	414
5	Ginnie Mae I Pool	3.500%	6/15/47	1,513	1,599
5	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	153	161
5	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	1,070	1,170
5	Ginnie Mae I Pool	5.000%	3/15/38–2/15/40	2,364	2,602
5,7	Ginnie Mae II Pool	3.000%	5/20/43–11/1/49	20,311	20,830
5,7	Ginnie Mae II Pool	3.500%	4/20/43–10/1/49	23,555	24,512
5,7	Ginnie Mae II Pool	4.000%	11/20/42–10/1/49	17,155	17,885
5	Ginnie Mae II Pool	4.500%	11/20/44–4/20/49	19,230	20,203
5	Ginnie Mae II Pool	5.000%	8/20/48	1,302	1,383
5	Ginnie Mae II Pool	6.000%	5/20/48	266	302
5	UMBS Pool	2.500%	9/1/34	2,380	2,402
5	UMBS Pool	3.000%	9/1/34–9/1/49	4,699	4,804
5	UMBS Pool	3.500%	3/1/48–8/1/49	6,481	6,671
5	UMBS Pool	4.000%	2/1/49–8/1/49	38,762	40,338
5	UMBS Pool	4.500%	9/1/49	5,282	5,459
5,7	UMBS TBA	3.000%	9/1/49	1,750	1,778
5,7	UMBS TBA	4.000%	10/1/34–7/1/49	1,500	1,560
					285,612
Nonconventional Mortgage-Backed Securities (2.6%)
5,6,8	Fannie Mae REMICS 2005-95, 1M USD LIBOR + 0.410%	2.428%	11/25/35	1	1
5,6,8	Fannie Mae REMICS 2012-122, 1M USD LIBOR + 0.400%	2.418%	11/25/42	2	2
5,6,8	Fannie Mae REMICS 2013-19, 1M USD LIBOR + 0.300%	2.318%	9/25/41	1	1
5,6,8	Fannie Mae REMICS 2013-39, 1M USD LIBOR + 0.350%	2.368%	5/25/43	2	2

11

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5,6,8	Fannie Mae REMICS 2015-22, 1M USD LIBOR + 0.300%	2.318%	4/25/45	2	2
5,6,8	Fannie Mae REMICS 2016-55, 1M USD LIBOR + 0.500%	2.518%	8/25/46	4	4
5,6	Fannie Mae REMICS 2017-109	3.500%	11/25/45	690	722
5,6	Fannie Mae REMICS 2017-60	2.750%	8/25/47	1,687	1,703
5,6	Fannie Mae REMICS 2018-13	3.000%	3/25/48	3,247	3,306
5,6	Fannie Mae REMICS 2018-15	3.500%	10/25/44	774	807
5,6	Fannie Mae REMICS 2018-58	3.000%	8/25/48	3,247	3,298
5,6	Fannie Mae REMICS 2018-64	3.000%	9/25/48	1,210	1,229
5,6	Fannie Mae REMICS 2018-65	3.000%	9/25/48	2,467	2,517
5,6	Fannie Mae REMICS 2018-66	3.000%	5/25/47	2,325	2,357
5,6	Freddie Mac REMICS	3.000%	12/15/47	1,236	1,248
5,6	Freddie Mac REMICS 2017-91	3.000%	11/25/47	1,679	1,697
5	Ginnie Mae REMICS	3.000%	12/20/47–7/20/48	6,381	6,524
5	Ginnie Mae REMICS	3.500%	7/20/48	4,998	5,195
5,9	Ginnie Mae REMICS	4.000%	1/20/45–10/20/47	1,802	682
5,8,10	Ginnie Mae REMICS, 6.150% - 1M USD LIBOR	4.106%	6/20/47	4,182	745
					32,042
Total U.S. Government and Agency Obligations (Cost $573,792)					593,835
Asset-Backed/Commercial Mortgage-Backed Securities (8.4%)
5,11	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	92	96
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	125	127
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	200	201
5	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	390	405
5	AmeriCredit Automobile Receivables Trust 2019-1	3.620%	3/18/25	580	599
5,11	Applebee’s Funding LLC / IHOP Funding LLC 2019-1	4.194%	6/7/49	50	51
5,11	ARL Second LLC 2014-1A	2.920%	6/15/44	45	45
5,11	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	800	817
5,11	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	700	795
5,11	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	380	381
5,11	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	500	506
5,11	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	355	362
5,11	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	100	102
5,11	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	100	105
5,11	Avis Budget Rental Car Funding AESOP LLC 2018-2A	4.000%	3/20/25	200	213
5,11	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	130	134
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	160	172
5	BANK 2017 - BNK4	3.625%	5/15/50	19	21

12

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	BANK 2017 - BNK5	3.390%	6/15/60	25	27
5	BANK 2017 - BNK6	3.254%	7/15/60	70	74
5	BANK 2017 - BNK6	3.518%	7/15/60	80	86
5	BANK 2017 - BNK6	3.741%	7/15/60	50	54
5	BANK 2017 - BNK7	3.435%	9/15/60	100	108
5	BANK 2017 - BNK8	3.488%	11/15/50	180	194
5	BANK 2017 - BNK9	3.538%	11/15/54	260	282
5	BANK 2018 - BN13	4.217%	8/15/61	70	79
5	BANK 2018 - BN14	4.185%	9/15/60	25	28
5	BANK 2018 - BN14	4.231%	9/15/60	15	17
5	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	40	44
5	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	70	76
5	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	220	241
5	BENCHMARK 2018-B1 Mortgage Trust	4.255%	1/15/51	350	377
5	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	125	138
5	BENCHMARK 2018-B6 Mortgage Trust	4.170%	10/10/51	69	76
5,11	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	252	257
5	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	210	210
5	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	210	211
5,11	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	100	100
5,11	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	140	141
5,11	Canadian Pacer Auto Receivables Trust A Series 2018	3.440%	8/21/23	50	51
5	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	220	221
5	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	50	50
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
5	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	100	100
5	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	100	100
5	CarMax Auto Owner Trust 2016-3	1.900%	4/15/22	200	200
5	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	190	190
5	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	190	190
5	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	90	91
5	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	40	40
5	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	40	40
5	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	51
5	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	90	91
5	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	50	50
5	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	90	93
5	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	130	134
5	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	100	103
5	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	110	115
5	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	100	104
5	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	70	73
5	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	100	105
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	10	10
5	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	270	278
5	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	60	65

13

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	85	91
5	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	19	20
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	61	64
5,11	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	214	216
5,11	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	90	91
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	30	32
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	320	343
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	177	187
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	350	373
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	230	239
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	10	11
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	360	384
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	140	149
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.677%	10/10/47	175	187
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	228	238
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	110	119
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	410	444
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	141	148
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	20	21
5	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	60	65
5	Citigroup Commercial Mortgage Trust 2017-P8	4.412%	9/15/50	110	117
5	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	45	51
5	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	580	652
5,11	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	40	41
5	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	500	506
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	60	63
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	500	533
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	230	248
5,11	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	150	153
5,11	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	210	215
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	10	11
5,11	COMM 2013-CCRE9 Mortgage Trust	4.397%	7/10/45	230	228
5,11	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	200	213
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	30	32
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	300	323

14

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	20	21
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	350	376
5	COMM 2014-CCRE17 Mortgage Trust	4.948%	5/10/47	190	201
5	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	30	31
5	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	20	21
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	350	372
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	47	50
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	228	239
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	120	129
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	124	129
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	358	387
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	130	139
5	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	200	226
5	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	100	112
5	DBJPM 16-C1 Mortgage Trust	3.502%	5/10/49	140	140
5,8,11	DELAM 2018-1, 1M USD LIBOR + 0.700%	2.757%	11/19/25	660	660
5,11	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	740	749
5,11	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	180	185
5,11	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	260	265
5,11	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	328	333
5,11	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	93	94
5,11	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	167	169
5,11	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	90	91
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	50	51
5	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	139	139
5	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	560	564
5	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	390	400
5	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	449	450
5	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	480	485
5	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	260	267
5	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	500	507
5	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	480	493
5	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	650	675
5,11	EDvestinU Private Education Loan Trust (EDVES) 2019-A	3.580%	11/25/38	95	98
5,11	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	229	237
5,6,8	Fannie Mae Connecticut Avenue Securities 2016-C04, 1M USD LIBOR + 1.450%	3.468%	1/25/29	23	24
5,6,8,11	Fannie Mae Connecticut Avenue Securities 2019-R03, 1M USD LIBOR + 0.750%	2.768%	9/25/31	461	461
5,6,8,11	Fannie Mae Connecticut Avenue Securities 2019-R04, 1M USD LIBOR + 0.750%	2.768%	6/25/39	540	541
5,6	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	20	21
5	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	220	222
5	Ford Credit Auto Lease Trust 2019-A	3.250%	7/15/22	600	609
5,11	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	450	456
5,11	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	650	653
5,11	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	120	121
5,11	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	250	252
5,11	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	120	125
5,11	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	250	259
5,11	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	100	103
5,11	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	430	450
5,11	Ford Credit Auto Owner Trust 2018-REV2	3.610%	1/15/30	260	269

15

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5,11	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	660	697
5	Ford Credit Auto Owner Trust 2019-A	3.020%	10/15/24	320	329
5	Ford Credit Auto Owner Trust 2019-A	3.250%	9/15/25	340	349
5	Ford Credit Floorplan Master Owner Trust A Series 2019-2	3.250%	4/15/26	170	176
5,6,11	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.740%	2/25/48	266	267
5,6,11	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.817%	5/25/48	146	147
5,6,11	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI3	4.160%	8/25/48	78	79
5,6,11	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI4	4.459%	11/25/48	125	126
5,6,8,11	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M USD LIBOR + 0.700%	2.718%	4/25/49	284	284
5,6,8,11	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M USD LIBOR + 0.800%	2.818%	3/25/49	62	62
5,6,8	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M USD LIBOR + 2.000%	4.018%	12/25/28	82	82
5	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	40	40
5,11	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	40	40
5,11	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	260	260
5,11	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	140	140
5,11	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	1,700	1,788
5,8,11	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	2.582%	8/25/60	228	227
5,11	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	110	111
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	350	361
5	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	30	32
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	300	321
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	390	419
5	GS Mortgage Securities Trust 2014-GC24	4.646%	9/10/47	170	179
5	GS Mortgage Securities Trust 2014-GC24	4.667%	9/10/47	150	140
5	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	150	158
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	140	149
5	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	30	31
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	203	214
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	113	119
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	50	53
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	60	62
11	GTP Acquisition Partners I LLC	2.350%	6/15/20	70	70
5,11	Hardee’s Funding HNGRY 2018-1	4.959%	6/20/48	50	51
5,11	Hardee’s Funding HNGRY 2018-1A	5.710%	6/20/48	574	606
5,11	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	181	160
5,11	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	645	649
5,11	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	100	101
5,11	Hilton USA Trust 2016-HHV	3.719%	11/5/38	20	22
5,8,11	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	2.663%	10/15/54	409	408
5,8,11	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.723%	10/15/54	375	374
5,11	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	250	259
12	Intu SGS Finance plc	4.250%	9/17/30	100	101

16

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5,8,11	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 0.850%	2.875%	12/17/36	358	356
5,8,11	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 1.150%	3.175%	12/17/36	130	130
5,8,11	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.700%	2.725%	3/17/37	276	272
5,8,11	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.950%	2.975%	3/17/37	100	99
5,11	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	1,481	1,520
5,11	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.554%	8/15/46	550	577
5,11	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	20	21
5,11	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	90	93
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	4.201%	1/15/46	230	241
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	10	11
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	80	82
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	50	52
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	90	98
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	30	32
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.363%	7/15/45	1,205	1,251
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	30	32
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.372%	11/15/45	30	33
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	330	355
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	10	11
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	144	153
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	350	364
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	350	371
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	258	269
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	80	87
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	100	108
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	70	76
5	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	60	64

17

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	30	32
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	60	64
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	50	57
5,8,11	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	2.570%	12/22/69	122	121
5,8,11	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.570%	12/22/69	198	198
5,11	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	580	604
5,11	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	120	124
5,11	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	100	105
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	100	104
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.218%	7/15/46	200	205
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	400	429
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	302	320
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	10	11
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	5.074%	4/15/47	150	163
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	20	21
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.496%	6/15/47	80	86
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	350	372
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	350	376
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	390	414
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	188	196
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	100	107
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	975	1,048
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	180	193
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	130	137
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.908%	5/15/49	160	173
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	310	337
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	90	97
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	499	538
5	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	50	52
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	100	102

18

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	150	161
5	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	55	59
5	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	30	33
5,8,11	Motor plc 2017-1A, 1M USD LIBOR + 0.530%	2.548%	9/25/24	329	329
5,11	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	1,630	1,649
5,8,11	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	3.068%	6/25/65	131	131
5,8,11	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	2.868%	6/25/65	28	28
5,8,11	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	2.768%	3/25/66	80	81
5,11	Navient Student Loan Trust 2017-A	2.880%	12/16/58	240	243
5,11	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	430	445
5,11	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	1,320	1,411
5,11	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	550	572
5,11	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	640	665
5	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	320	322
5,11	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	700	703
5,8,11	Pepper Residential Securities Trust 2017-A, 1M USD LIBOR + 1.100%	3.149%	3/10/58	13	13
5,8,11	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	2.908%	1/16/60	511	511
5,8,11	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 0.350%	3.044%	6/20/60	360	361
5,8,11	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	2.991%	8/18/60	327	327
5,8,11	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	2.683%	7/15/58	250	251
5,11	PFS Financing Corp. 2017-B	2.220%	7/15/22	340	340
5,8,11	PFS Financing Corp. 2017-C, 1M USD LIBOR + 0.470%	2.498%	10/15/21	410	410
5,11	PFS Financing Corp. 2017-D	2.400%	10/17/22	430	431
5,11	PFS Financing Corp. 2018-D	3.190%	4/17/23	250	254
5,8,11	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	2.968%	11/25/65	145	145
5,11	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	410	409
5,11	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	200	199
5,11	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	100	100
5,11	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	390	392
5,11	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	100	101
5,11	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	580	600
5,8,11	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	2.849%	11/10/49	412	411
5,8,11	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	2.917%	12/5/59	590	589
5,8,11	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	2.899%	4/10/50	120	120
5	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	140	141
5	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	110	110

19

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	310	312
5	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	140	142
5	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	460	462
5	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	760	782
5	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	470	484
5	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	540	558
5,11	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	325	328
5,11	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	180	179
5,11	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	130	134
5	Small Business Administration Participation Certs 2018-20J	3.770%	10/1/38	3,575	3,899
5	Small Business Administration Participation Certs 2018-20K	3.870%	11/1/38	2,553	2,784
5	Small Business Administration Participation Certs 2018-20L	3.540%	12/1/38	785	843
5	Small Business Administration Participation Certs 2019-25E	3.070%	5/1/44	1,330	1,400
5	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	40	40
5,11	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	284	288
5,8,11	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.500%	3.477%	2/17/32	185	189
5,8,11	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	3.128%	9/15/34	75	75
5,8,11	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	2.927%	9/15/34	99	99
5,11	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	252	255
5,11	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	450	465
5,11	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	570	593
5,11	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	279	281
5,11	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	429	430
5,11	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	78	78
5,8,11	SoFi Professional Loan Program 2016-D LLC, 1M USD LIBOR + 0.950%	2.968%	1/25/39	21	22
5,11	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	10	10
5,11	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	120	121
5,11	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	130	132
5,11	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	180	182
5,11	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	100	102
5,11	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	670	698
5,11	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	400	421
5,11	Stack Infrastructure Issuer LLC 2019-1A	4.540%	2/25/44	55	57
5	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	140	141
5	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	560	570

20

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	170	173
5	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	230	234
5,11	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	35	36
5,11	Taco Bell Funding LLC 2018-1	4.940%	11/25/48	387	424
5,11	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	13	13
5,11	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	1,583	1,609
5,11	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	320	328
5,11	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	200	204
5,11	Textainer Marine Containers Limited 2019-A	3.960%	4/20/44	271	275
5,11	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	128	128
5,11	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	100	101
5,11	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	100	102
5,11	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	100	103
5,11	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	106
5,11	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	890	885
5,11	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	620	623
5,11	Trinity Rail Leasing LP 2018-1A	4.620%	6/17/48	440	477
5,11	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	58	58
5,11	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	586	595
5	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	12	13
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	10	10
5,11	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	118	122
5,11	Verizon Owner Trust 2017-3	2.380%	4/20/22	240	240
5,11	Verizon Owner Trust 2017-3	2.530%	4/20/22	250	251
5,11	Verizon Owner Trust 2018-1	3.050%	9/20/22	350	354
5	Verizon Owner Trust 2018-A	3.230%	4/20/23	340	347
5	Wells Fargo Commercial Mortgage Trust 2012- LC5	3.539%	10/15/45	40	41
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	350	374
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.420%	7/15/46	450	480
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	190	200
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	120	125
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	350	364
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	2,260	2,392
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	590	632
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.646%	9/15/58	200	212
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	170	184
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.695%	9/15/58	160	170
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	90	97

21

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	100	102
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	160	171
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	20	21
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	70	76
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	90	97
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	10	11
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	20	22
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	100	107
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	55	60
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	42	45
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	50	54
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	30	34
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	250	280
5	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	50	56
5	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	80	88
5	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	70	76
5,11	Wendys Funding LLC 2015-1A	4.497%	6/15/45	48	50
5,11	Wendys Funding LLC 2018-1	3.573%	3/15/48	98	100
5,11	Wendys Funding LLC 2018-1	3.884%	3/15/48	138	140
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	107
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	20	22
5	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	170	180
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	20	21
5	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	10	10
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	360	383
5	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	243	258
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	380	404
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	350	375

22

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	40	41
5	World Omni Auto Receivables Trust 2019-B	2.860%	6/16/25	110	113
5	World Omni Automobile Lease Securitization Trust 2019-B	3.240%	7/15/24	160	162
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $99,623)					102,534
Corporate Bonds (30.1%)
Finance (7.5%)
	Banking (5.5%)
	American Express Co.	2.500%	7/30/24	3,000	3,022
5	Bank of America Corp.	3.366%	1/23/26	2,470	2,576
5	Bank of America Corp.	3.824%	1/20/28	1,500	1,617
5	Bank of America Corp.	3.974%	2/7/30	3,090	3,388
	Bank of Montreal	3.300%	2/5/24	96	100
5	Barclays plc	3.932%	5/7/25	1,200	1,239
5,13	BPCE SA	5.400%	10/27/25	1,070	744
	Citigroup Inc.	3.200%	10/21/26	1,000	1,032
5	Citigroup Inc.	3.668%	7/24/28	936	991
11	Commonwealth Bank of Australia	3.610%	9/12/34	2,600	2,602
11	Commonwealth Bank of Australia	3.743%	9/12/39	1,000	997
8,13	Cooperatieve Rabobank UA, 3M Australian Bank Bill Rate + 2.500%	3.677%	7/2/25	6,550	4,471
	Goldman Sachs Group Inc.	3.750%	5/22/25	1,035	1,095
5	Goldman Sachs Group Inc.	4.223%	5/1/29	1,100	1,199
5	HSBC Holdings plc	3.803%	3/11/25	3,650	3,801
11	Intesa Sanpaolo SPA	4.000%	9/23/29	4,000	3,992
	JPMorgan Chase & Co.	2.295%	8/15/21	1,780	1,783
5	JPMorgan Chase & Co.	3.540%	5/1/28	4,910	5,179
5	JPMorgan Chase & Co.	3.509%	1/23/29	122	129
5	JPMorgan Chase & Co.	2.739%	10/15/30	2,325	2,308
8,13	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	2.408%	3/7/25	1,000	660
5	Morgan Stanley	2.720%	7/22/25	2,000	2,018
5	Morgan Stanley	3.591%	7/22/28	335	353
12	NIBC Bank NV	3.125%	11/15/23	400	510
	PNC Financial Services Group Inc.	3.450%	4/23/29	1,685	1,797
5	Royal Bank of Scotland Group plc	4.269%	3/22/25	500	523
5,12	Royal Bank of Scotland Group plc	2.875%	9/19/26	355	449
	Santander Holdings USA Inc.	3.500%	6/7/24	2,000	2,051
12	Santander UK plc	3.875%	10/15/29	180	263
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	1,500	1,530
	SunTrust Bank	2.800%	5/17/22	2,900	2,952
	Svenska Handelsbanken AB	3.900%	11/20/23	3,000	3,206
14	Unione di Banche Italiane SPA	1.500%	4/10/24	800	898
	Wells Fargo & Co.	4.150%	1/24/29	1,550	1,715
8,13	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	2.128%	4/27/22	1,500	1,019
	Westpac Banking Corp.	3.300%	2/26/24	4,320	4,519
	Westpac Banking Corp.	4.110%	7/24/34	675	701

23

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Brokerage (0.2%)
	BlackRock Inc.	3.250%	4/30/29	2,250	2,402

	Insurance (0.7%)
14	Berkshire Hathaway Inc.	1.125%	3/16/27	400	463
12	BUPA Finance plc	5.000%	12/8/26	300	417
	Enstar Group Ltd.	4.950%	6/1/29	1,430	1,517
	Principal Financial Group Inc.	3.700%	5/15/29	655	706
5,12	Society of Lloyd’s	4.875%	2/7/47	300	403
	UnitedHealth Group Inc.	3.500%	8/15/39	4,500	4,668

	Other Finance (0.1%)
12	Aroundtown SA	3.250%	7/18/27	400	507
14	Aroundtown SA	1.625%	1/31/28	200	225
14	Samhallsbyggnadsbolaget i Norden AB	1.750%	1/14/25	600	678

	Real Estate Investment Trusts (1.0%)
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	550	596
	Camden Property Trust	3.350%	11/1/49	1,070	1,077
	ERP Operating LP	2.500%	2/15/30	2,470	2,429
	HCP Inc.	3.250%	7/15/26	1,195	1,228
	HCP Inc.	3.500%	7/15/29	2,790	2,895
	Mid-America Apartments LP	3.950%	3/15/29	1,500	1,633
	Omega Healthcare Investors Inc.	3.625%	10/1/29	1,250	1,244
	Sabra Health Care LP	3.900%	10/15/29	1,500	1,484
					92,001
Industrial (18.9%)
	Basic Industry (1.0%)
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	225	251
11	Dow Chemical Co.	3.625%	5/15/26	450	469
	Dow Chemical Co.	4.375%	11/15/42	300	310
	DuPont de Nemours Inc.	4.725%	11/15/28	300	342
	DuPont de Nemours Inc.	5.319%	11/15/38	200	243
	Eastman Chemical Co.	4.500%	12/1/28	100	110
	Eastman Chemical Co.	4.650%	10/15/44	50	54
	FMC Corp.	3.200%	10/1/26	350	353
	FMC Corp.	4.500%	10/1/49	135	140
	Newmont Goldcorp Corp.	2.800%	10/1/29	2,085	2,060
	Nutrien Ltd.	4.125%	3/15/35	180	187
14	Praxair Inc.	1.200%	2/12/24	1,100	1,261
	Sherwin-Williams Co.	2.950%	8/15/29	600	601
11	Suzano Austria GmbH	7.000%	3/16/47	1,000	1,145
	Vale Overseas Ltd.	6.250%	8/10/26	359	415
14	Vale SA	3.750%	1/10/23	1,300	1,533
	WRKCo Inc.	4.650%	3/15/26	2,800	3,072

	Capital Goods (2.1%)
14	Airbus Finance BV	2.375%	4/2/24	1,000	1,204
14	Airbus Finance BV	1.375%	5/13/31	160	192
	Ball Corp.	4.875%	3/15/26	65	70
11	Berry Global Inc.	4.500%	2/15/26	110	108
11	Berry Global Inc.	4.875%	7/15/26	90	93
	Boeing Co.	2.600%	10/30/25	500	507
	Boeing Co.	2.250%	6/15/26	1,250	1,240

24

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Boeing Co.	2.700%	2/1/27	3,000	3,064
	Boeing Co.	2.800%	3/1/27	500	511
	Boeing Co.	3.200%	3/1/29	300	315
11	CFX Escrow Corp.	6.375%	2/15/26	100	107
11	Clean Harbors Inc.	4.875%	7/15/27	95	99
11	Clean Harbors Inc.	5.125%	7/15/29	95	101
	Embraer SA	5.150%	6/15/22	1,400	1,483
	Lockheed Martin Corp.	3.800%	3/1/45	3,360	3,731
11	Mueller Water Products Inc.	5.500%	6/15/26	320	334
	Parker-Hannifin Corp.	2.700%	6/14/24	3,375	3,438
	Precision Castparts Corp.	2.500%	1/15/23	6,545	6,658
11	Resideo Funding Inc.	6.125%	11/1/26	171	182
11	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	15	15
8,11	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 3M USD LIBOR + 3.500%	5.803%	7/15/21	250	250
	TransDigm Inc.	6.500%	7/15/24	65	67
11	TransDigm Inc.	6.250%	3/15/26	300	322
	TransDigm Inc.	7.500%	3/15/27	70	76
11	Trivium Packaging Finance BV	5.500%	8/15/26	35	37
11	Trivium Packaging Finance BV	8.500%	8/15/27	35	38
	United Rentals North America Inc.	4.625%	10/15/25	125	128
	United Rentals North America Inc.	6.500%	12/15/26	215	234
	United Technologies Corp.	4.625%	11/16/48	1,000	1,251

	Communication (2.7%)
	AT&T Inc.	3.400%	5/15/25	3,000	3,133
	AT&T Inc.	4.500%	3/9/48	350	375
11	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	75	76
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	2,264	2,412
	Comcast Corp.	3.375%	8/15/25	5,875	6,204
	Comcast Corp.	4.150%	10/15/28	1,735	1,940
11	Connect Finco SARL / Connect US Finco LLC	6.750%	10/1/26	70	71
	Crown Castle International Corp.	3.700%	6/15/26	4,000	4,217
11	CSC Holdings LLC	5.375%	2/1/28	200	211
11	CSC Holdings LLC	5.750%	1/15/30	280	293
11	Diamond Sports Group LLC / Diamond Sports Finance Co.	6.625%	8/15/27	105	109
	Discovery Communications LLC	5.300%	5/15/49	1,770	1,952
11	Fox Corp.	5.576%	1/25/49	975	1,228
11	Level 3 Financing Inc.	4.625%	9/15/27	230	232
	Netflix Inc.	4.375%	11/15/26	120	121
11	Nexstar Escrow Inc.	5.625%	7/15/27	35	37
11	Sirius XM Radio Inc.	4.625%	7/15/24	65	67
11	Sirius XM Radio Inc.	5.000%	8/1/27	70	72
	Sprint Corp.	7.125%	6/15/24	60	65
	Sprint Corp.	7.625%	2/15/25	60	66
	T-Mobile USA Inc.	4.500%	2/1/26	150	154
	T-Mobile USA Inc.	4.750%	2/1/28	75	78
	Telefonica Emisiones SAU	4.895%	3/6/48	1,900	2,119
13	Verizon Communications Inc.	4.050%	2/17/25	1,250	933

25

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	4.125%	3/16/27	2,375	2,617
	Verizon Communications Inc.	4.016%	12/3/29	2,000	2,224
14	Verizon Communications Inc.	2.875%	1/15/38	100	135
	Verizon Communications Inc.	4.522%	9/15/48	1,500	1,773

	Consumer Cyclical (2.1%)
11	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	140	144
11	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	175	176
11	Alimentation Couche-Tard Inc.	4.500%	7/26/47	815	886
11	Allison Transmission Inc.	4.750%	10/1/27	175	180
11	Churchill Downs Inc.	5.500%	4/1/27	100	106
11	Churchill Downs Inc.	4.750%	1/15/28	130	133
11	Eagle Intermediate Global Holding BV / Ruyi US Finance LLC	7.500%	5/1/25	350	314
	General Motors Co.	4.875%	10/2/23	6,000	6,422
	General Motors Co.	5.200%	4/1/45	400	393
	General Motors Financial Co. Inc.	4.200%	3/1/21	300	306
	General Motors Financial Co. Inc.	4.375%	9/25/21	510	527
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,242	1,256
	General Motors Financial Co. Inc.	5.250%	3/1/26	400	432
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	104	109
	Home Depot Inc.	2.950%	6/15/29	1,300	1,358
	Lennar Corp.	5.250%	6/1/26	100	108
11	Live Nation Entertainment Inc.	5.625%	3/15/26	70	75
	Lowe’s Cos. Inc.	3.100%	5/3/27	2,180	2,245
	Mastercard Inc.	3.650%	6/1/49	1,800	2,026
	McDonald’s Corp.	2.625%	9/1/29	2,500	2,491
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	170	180
12	Motability Operations Group plc	3.625%	3/10/36	240	367
11	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	8.500%	5/15/27	185	187
11	Performance Food Group Inc.	5.500%	6/1/24	275	282
11	Performance Food Group Inc.	5.500%	10/15/27	150	158
	PulteGroup Inc.	5.500%	3/1/26	125	137
14	Richemont International Holding SA	1.000%	3/26/26	1,000	1,147
	Toll Brothers Finance Corp.	3.800%	11/1/29	40	39
11	Volkswagen Group of America Finance LLC	2.700%	9/26/22	4,000	4,018
11	Yum Brands Inc.	4.750%	1/15/30	40	41

	Consumer Noncyclical (4.2%)
	AbbVie Inc.	3.600%	5/14/25	3,550	3,688
	AbbVie Inc.	4.875%	11/14/48	1,745	1,918
	Allina Health System	3.887%	4/15/49	1,000	1,133
	Altria Group Inc.	4.400%	2/14/26	2,570	2,747
	Altria Group Inc.	4.800%	2/14/29	2,595	2,838
	Altria Group Inc.	5.375%	1/31/44	325	360
	Altria Group Inc.	5.950%	2/14/49	135	158
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	500	578
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	2,000	2,323
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	900	922
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	1,445	1,668
11	Aramark Services Inc.	5.000%	2/1/28	60	62

26

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
11	Bausch Health Americas Inc.	9.250%	4/1/26	30	34
11	Bausch Health Cos. Inc.	5.750%	8/15/27	65	70
11	Bausch Health Cos. Inc.	7.000%	1/15/28	100	108
11	Bristol-Myers Squibb Co.	3.200%	6/15/26	3,675	3,847
11	Bristol-Myers Squibb Co.	3.400%	7/26/29	1,500	1,603
	Celgene Corp.	4.550%	2/20/48	875	1,048
	Cigna Corp.	4.800%	8/15/38	890	1,003
	CommonSpirit Health	2.760%	10/1/24	615	621
	Constellation Brands Inc.	3.150%	8/1/29	750	765
	CVS Health Corp.	3.000%	8/15/26	2,000	2,007
	CVS Health Corp.	4.300%	3/25/28	2,502	2,704
	CVS Health Corp.	3.250%	8/15/29	1,000	1,005
	CVS Health Corp.	5.050%	3/25/48	935	1,061
	DaVita Inc.	5.125%	7/15/24	150	152
	DaVita Inc.	5.000%	5/1/25	35	35
	Encompass Health Corp.	4.500%	2/1/28	70	71
	Encompass Health Corp.	4.750%	2/1/30	70	71
	HCA Inc.	5.250%	6/15/26	505	562
	HCA Inc.	5.375%	9/1/26	200	220
	HCA Inc.	4.125%	6/15/29	1,635	1,717
	HCA Inc.	5.250%	6/15/49	975	1,070
11	Hill-Rom Holdings Inc.	4.375%	9/15/27	75	77
11	Hologic Inc.	4.375%	10/15/25	110	113
	Kaiser Foundation Hospitals	3.150%	5/1/27	7,750	8,163
11	Kraft Heinz Foods Co.	3.750%	4/1/30	225	226
	Kroger Co.	3.700%	8/1/27	600	633
11	Lamb Weston Holdings Inc.	4.875%	11/1/26	70	73
14	Medtronic Global Holdings SCA	1.500%	7/2/39	200	232
14	Mylan NV	3.125%	11/22/28	250	308
	Pfizer Inc.	3.600%	9/15/28	1,760	1,926
11	Post Holdings Inc.	5.500%	12/15/29	70	73
11	Tenet Healthcare Corp.	4.625%	9/1/24	15	15
11	Tenet Healthcare Corp.	4.875%	1/1/26	100	103
11	Tenet Healthcare Corp.	5.125%	11/1/27	35	36
14	Thermo Fisher Scientific Inc.	0.875%	10/1/31	400	440
	Unilever Capital Corp.	2.600%	5/5/24	1,000	1,027

	Energy (3.0%)
	BP Capital Markets America Inc.	3.796%	9/21/25	2,000	2,161
	BP Capital Markets plc	3.279%	9/19/27	635	668
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	1,095	1,218
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	705	772
	Cimarex Energy Co.	3.900%	5/15/27	170	173
	Cimarex Energy Co.	4.375%	3/15/29	320	336
	Concho Resources Inc.	3.750%	10/1/27	400	415
	Concho Resources Inc.	4.850%	8/15/48	300	340
	ConocoPhillips Co.	4.300%	11/15/44	500	579
	Devon Energy Corp.	5.850%	12/15/25	1,000	1,189
	Devon Energy Corp.	5.000%	6/15/45	1,000	1,158
	Diamondback Energy Inc.	4.750%	11/1/24	456	466
	Energy Transfer Operating LP	5.500%	6/1/27	500	564
	Energy Transfer Partners LP	4.950%	6/15/28	1,275	1,402
	Enterprise Products Operating LLC	4.050%	2/15/22	3,000	3,140
	Enterprise Products Operating LLC	3.125%	7/31/29	1,250	1,278
	Enterprise Products Operating LLC	5.950%	2/1/41	500	634

27

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LLC	4.800%	2/1/49	500	579
	EQT Corp.	3.900%	10/1/27	100	87
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	111	130
	Marathon Petroleum Corp.	4.500%	4/1/48	200	208
11	MEG Energy Corp.	6.500%	1/15/25	35	36
	MPLX LP	4.000%	3/15/28	400	416
	MPLX LP	4.700%	4/15/48	300	311
	Occidental Petroleum Corp.	2.900%	8/15/24	2,000	2,011
	Occidental Petroleum Corp.	5.550%	3/15/26	360	407
	Occidental Petroleum Corp.	6.450%	9/15/36	150	185
	ONEOK Inc.	4.450%	9/1/49	810	808
11	Parsley Energy LLC / Parsley Finance Corp.	6.250%	6/1/24	75	77
11	Parsley Energy LLC / Parsley Finance Corp.	5.625%	10/15/27	100	103
	Phillips 66 Partners LP	3.150%	12/15/29	255	251
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	760	741
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,350	1,547
	SM Energy Co.	6.125%	11/15/22	50	48
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,245	7,153
11	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	75	82
11	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	75	82
14	Total Capital International SA	1.375%	10/4/29	600	727
	TransCanada PipeLines Ltd.	4.250%	5/15/28	1,390	1,534
	TransCanada PipeLines Ltd.	4.875%	5/15/48	1,000	1,158
	Valero Energy Corp.	4.000%	4/1/29	300	318
	Valero Energy Corp.	4.900%	3/15/45	100	111
	Williams Cos. Inc.	3.750%	6/15/27	800	825

	Technology (2.8%)
	Apple Inc.	3.850%	5/4/43	4,000	4,482
11	Broadcom Inc.	4.250%	4/15/26	470	486
11	CDK Global Inc.	5.250%	5/15/29	100	103
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	105	107
11	CommScope Finance LLC	5.500%	3/1/24	25	26
11	CommScope Finance LLC	8.250%	3/1/27	95	93
	Equinix Inc.	5.375%	5/15/27	100	108
	Fiserv Inc.	2.750%	7/1/24	2,000	2,035
	Fiserv Inc.	3.200%	7/1/26	2,000	2,070
	Intel Corp.	3.700%	7/29/25	2,500	2,707
	Intel Corp.	3.734%	12/8/47	2,075	2,298
	International Business Machines Corp.	3.300%	5/15/26	2,610	2,750
11	Iron Mountain Inc.	4.875%	9/15/29	105	106
	Lam Research Corp.	3.750%	3/15/26	1,000	1,067
11	NXP BV / NXP Funding LLC	4.875%	3/1/24	7,000	7,586
	PayPal Holdings Inc.	2.400%	10/1/24	2,500	2,515
11	Qorvo Inc.	4.375%	10/15/29	245	247
	QUALCOMM Inc.	3.450%	5/20/25	2,000	2,113
14	SAP SE	1.625%	3/10/31	500	618
11	SS&C Technologies Inc.	5.500%	9/30/27	100	104
	Verisk Analytics Inc.	4.125%	3/15/29	1,065	1,170
	Verisk Analytics Inc.	5.500%	6/15/45	1,000	1,246
	Western Digital Corp.	4.750%	2/15/26	88	90

28

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Transportation (1.0%)
13	Aurizon Network Pty Ltd.	4.000%	6/21/24	2,500	1,805
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	1,275	1,350
	CSX Corp.	4.250%	3/15/29	2,960	3,338
	FedEx Corp.	3.100%	8/5/29	1,955	1,943
14	International Consolidated Airlines Group SA	1.500%	7/4/27	200	216
13	Pacific National Finance Pty Ltd.	5.400%	5/12/27	1,000	788
13	Qantas Airways Ltd.	7.500%	6/11/21	2,500	1,851
	Union Pacific Corp.	4.500%	9/10/48	1,325	1,572
					232,590
Utilities (3.7%)
	Electric (3.6%)
	AEP Transmission Co. LLC	3.800%	6/15/49	750	823
	Appalachian Power Co.	4.500%	3/1/49	300	359
	Arizona Public Service Co.	2.600%	8/15/29	725	725
	CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	356	368
	Commonwealth Edison Co.	3.800%	10/1/42	685	750
	Commonwealth Edison Co.	3.750%	8/15/47	815	895
	Connecticut Light & Power Co.	3.200%	3/15/27	3,500	3,702
	Dominion Energy Inc.	2.750%	1/15/22	500	506
	Dominion Energy Inc.	4.900%	8/1/41	200	237
	Dominion Energy Inc.	4.050%	9/15/42	475	504
	DTE Energy Co.	2.600%	6/15/22	4,000	4,033
	DTE Energy Co.	3.800%	3/15/27	2,400	2,568
	Duke Energy Carolinas LLC	2.450%	8/15/29	970	971
	Duke Energy Carolinas LLC	4.250%	12/15/41	550	630
	Duke Energy Corp.	3.400%	6/15/29	2,800	2,931
	Duke Energy Florida LLC	3.400%	10/1/46	410	423
	Duke Energy Progress LLC	4.100%	5/15/42	550	617
	Entergy Louisiana LLC	4.200%	9/1/48	500	585
	Entergy Texas Inc.	3.550%	9/30/49	810	842
	Evergy Inc.	2.900%	9/15/29	2,425	2,405
	Exelon Corp.	3.950%	6/15/25	130	139
	Exelon Corp.	4.450%	4/15/46	500	566
	Florida Power & Light Co.	3.700%	12/1/47	500	553
14	innogy Finance BV	5.750%	2/14/33	100	177
11	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	400	439
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	1,200	1,440
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	2,850	3,008
	NRG Energy Inc.	7.250%	5/15/26	70	77
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,300	1,350
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	510	567
	PacifiCorp	4.150%	2/15/50	1,150	1,339
	PECO Energy Co.	4.150%	10/1/44	815	944
	Public Service Co. of Colorado	3.200%	3/1/50	810	826
	Public Service Electric & Gas Co.	3.200%	8/1/49	250	255
	Union Electric Co.	4.000%	4/1/48	410	463
	Union Electric Co.	3.250%	10/1/49	405	406
	Virginia Electric & Power Co.	3.450%	2/15/24	4,500	4,688
	Virginia Electric & Power Co.	3.150%	1/15/26	425	443
	Virginia Electric & Power Co.	2.950%	11/15/26	1,420	1,468

29

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
14	Engie SA	1.000%	3/13/26	900	1,036
14	Redexis Gas Finance BV	1.875%	4/27/27	160	179

	Other Utility (0.0%)
13	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	750	561
					45,798
Total Corporate Bonds (Cost $358,136)					370,389
Sovereign Bonds (9.3%)
11	African Export-Import Bank	3.994%	9/21/29	1,360	1,364
	Argentine Republic	6.875%	4/22/21	328	160
	Argentine Republic	5.625%	1/26/22	672	289
5	Bermuda	4.750%	2/15/29	360	407
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	2,500	2,618
11	Emirate of Abu Dhabi	2.125%	9/30/24	6,000	5,966
11	Emirate of Abu Dhabi	3.125%	9/30/49	3,075	3,010
	Empresa Nacional del Petroleo	4.750%	12/6/21	3,200	3,344
	Equinor ASA	2.450%	1/17/23	600	609
	Export-Import Bank of India	3.875%	10/2/19	500	500
11	Export-Import Bank of India	3.875%	2/1/28	240	254
5	Federative Republic of Brazil	4.500%	5/30/29	1,770	1,845
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	200	204
11	Korea National Oil Corp.	2.875%	3/27/22	200	203
	NTPC Ltd.	4.250%	2/26/26	250	265
11	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	200	204
11	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	200	217
11	Ontario Teachers’ Cadillac Fairview Properties Trust	4.125%	2/1/29	560	626
	Petroleos Mexicanos	6.875%	8/4/26	4,300	4,622
11	Petroleos Mexicanos	6.490%	1/23/27	2,600	2,703
	Petroleos Mexicanos	6.750%	9/21/47	2,500	2,383
11	Petroleos Mexicanos	7.690%	1/23/50	1,600	1,669
	Province of Quebec	7.125%	2/9/24	200	243
5	Republic of Colombia	4.500%	1/28/26	7,583	8,275
	Republic of Colombia	10.375%	1/28/33	1,652	2,641
	Republic of Croatia	6.750%	11/5/19	1,500	1,505
	Republic of El Salvador	7.375%	12/1/19	2,142	2,152
5,11	Republic of El Salvador	7.125%	1/20/50	775	790
	Republic of Honduras	8.750%	12/16/20	2,500	2,672
	Republic of Hungary	6.375%	3/29/21	6,734	7,145
	Republic of Indonesia	4.750%	1/8/26	2,000	2,210
11,14	Republic of Italy	3.850%	9/1/49	2,020	3,183
	Republic of Latvia	2.750%	1/12/20	2,000	2,000
	Republic of Lithuania	6.125%	3/9/21	365	385
	Republic of Lithuania	6.625%	2/1/22	2,000	2,208
	Republic of Panama	8.125%	4/28/34	150	202
	Republic of Paraguay	5.000%	4/15/26	800	873
15	Republic of Peru	6.150%	8/12/32	7,500	2,537
	Republic of Serbia	7.250%	9/28/21	830	908
	Republic of South Africa	5.500%	3/9/20	1,500	1,515
	Republic of South Africa	5.875%	9/16/25	3,563	3,884

30

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
16	Republic of South Africa	10.500%	12/21/26	100,000	7,374
	Republic of South Africa	4.850%	9/30/29	2,890	2,886
	Republic of South Africa	5.750%	9/30/49	1,800	1,798
	Socialist Republic of Vietnam	6.750%	1/29/20	800	811
14	State of Israel	2.875%	1/29/24	550	680
	United Mexican States	4.125%	1/21/26	3,838	4,065
17	United Mexican States	5.750%	3/5/26	129,350	6,208
14	United Mexican States	1.625%	4/8/26	2,696	3,062
	United Mexican States	4.150%	3/28/27	8,250	8,728
Total Sovereign Bonds (Cost $113,447)					114,402
Taxable Municipal Bonds (0.2%)
	California GO	7.550%	4/1/39	500	827
18	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	800	1,022
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	500	545
Total Taxable Municipal Bonds (Cost $2,221)					2,394

				Shares
Temporary Cash Investment (3.0%)
Money Market Fund (3.0%)
19	Vanguard Market Liquidity Fund
	(Cost $37,225)	2.098%		372,214	37,225

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	3,662	42
ISDAFIX USD 10-Year CMS Rate minus USD 2-Year CMS Rate	CITNA	12/12/19	0.780%	100,000	—
					42

31

Core Bond Fund

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value•
	Counterparty	Date	Rate	($000)	($000)
Put Swaptions
2-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.668% Semiannually	MSCS	12/19/19	1.668%	33,407	53
5-Year iTraxx Europe-S31-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/20/19	0.575%	60,500[20]	50
5-Year CDX-NA-IG-S32-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/20/19	0.625%	3,715	3
ISDAFIX USD 10-Year CMS Rate minus USD 2-Year CMS Rate	MSCS	12/6/19	0.033%	30,000	16
					122
Total Options Purchased (Cost $278)					164
Total Investments (99.2%) (Cost $1,184,722)					1,220,943

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-2.5%)
5,6,7	Fannie Mae Pool	4.000%	12/1/38–11/1/49	(7,428)	(7,470)
5,7	UMBS TBA	3.000%	11/1/49	(8,100)	(8,215)
5,7	UMBS TBA	3.500%	11/1/49	(8,800)	(9,027)
5,7	UMBS TBA	4.500%	11/1/49	(5,300)	(5,583)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $30,348)					(30,295)
Other Assets and Liabilities (3.3%)
Other Assets					202,789
Other Liabilities					(162,809)
					39,980
Net Assets (100%)					1,230,628

32

Core Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,183,554
Affiliated Issuers	37,225
Options Purchased	164
Total Investments in Securities	1,220,943
Investment in Vanguard	58
Receivables for Investment Securities Sold	193,018
Receivables for Accrued Income	6,722
Receivables for Capital Shares Issued	2,292
Variation Margin Receivable—Futures Contracts	57
Variation Margin Receivable—CC Swap Contracts	—
Unrealized Appreciation—Forward Currency Contracts	151
Unrealized Appreciation—OTC Swap Contracts	79
Other Assets	412
Total Assets	1,423,732
Liabilities
Payables for Investment Securities Purchased	160,737
Payables for Capital Shares Redeemed	552
Payables for Distributions	487
Payables to Vanguard	99
Liability for Sale Commitments	30,295
Options Written, at Value[21]	516
Variation Margin Payable—Futures Contracts	76
Variation Margin Payable—CC Swap Contracts	128
Unrealized Depreciation—OTC Swap Contracts	94
Other Liabilities	120
Total Liabilities	193,104
Net Assets	1,230,628

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,204,115
Total Distributable Earnings (Loss)	26,513
Net Assets	1,230,628

Investor Shares—Net Assets
Applicable to 11,391,408 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	116,660
Net Asset Value Per Share—Investor Shares	$10.24

33

Core Bond Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 54,401,988 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,113,968
Net Asset Value Per Share—Admiral Shares	$20.48

• See Note A in Notes to Financial Statements.

1 Securities with a value of $463,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.

2 Securities with a value of $1,652,000 have been segregated as initial margin for open centrally cleared swap contracts.

3 Securities with a value of $1,562,000 have been segregated as initial margin for open futures contracts.

4 U.S. government-guaranteed.

5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

7 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2019.

8 Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

9 Interest-only security.

10 Inverse interest-only security.

11 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $103,902,000, representing 8.4% of net assets.

12 Face amount denominated in British pounds.

13 Face amount denominated in Australian dollars.

14 Face amount denominated in euro.

15 Face amount denominated in Peruvian soles.

16 Face amount denominated in South African rand.

17 Face amount denominated in Mexican pesos.

18 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.

19 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

20 Notional amount denominated in euro.

21 Includes premium received of $649,000.

BNPSW—BNP Paribas.

CC—Centrally Cleared.

CITNA—Citibank, N.A.

CMS—Constant Maturity Swap Rate.

GO—General Obligation Bond.

GSI—Goldman Sachs International.

LIBOR—London Interbank Offered Rate.

MSCS—Morgan Stanley Capital Services LLC.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

TBA—To Be Announced.

UMBS—Uniform Mortgage Backed Securities.

34

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	11/22/2019	115	$132.00	15,180	(47)

Put Options
10-Year U.S. Treasury Note Futures Contracts	11/22/2019	115	$128.00	14,720	(27)
					(74)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Swaptions
10-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.375% Semiannually	DBAG	3/18/20	1.375%	4,910	(57)
5-Year iTraxx Europe-S31-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/20/19	0.500%	60,500[1]	(122)
5-Year CDX-NA-IG-S32-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/20/19	0.550%	3,715	(7)
					(186)

35

Core Bond Fund

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Put Swaptions
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.875% Semiannually	DBAG	3/18/20	1.875%	4,910	(35)
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.818% Semiannually	MSCS	12/19/19	1.818%	66,814	(48)
5-Year iTraxx Europe-S31-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	11/20/19	0.500%	60,500[1]	(107)
5-Year CDX-NA-IG-S32-V1 Credit Protection Purchased, Pays 1.000% Quarterly	GSI	11/20/19	0.550%	3,715	(6)
ISDAFIX USD 10-Year CMS Rate minus USD 2-Year CMS Rate	MSCS	12/6/2019	0.058%	60,000	(60)
					(256)
					(442)
Total Options Written (Premiums Received $649)					(516)

1 Notional amount denominated in euro.

DBAG—Deutsche Bank AG.

GSI—Goldman Sachs International.

MSCS—Morgan Stanley Capital Services LLC.

36

Core Bond Fund

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
2-Year U.S. Treasury Note	December 2019	785	169,168	(168)
5-Year U.S. Treasury Note	December 2019	567	67,557	(177)
Ultra Long U.S. Treasury Bond	December 2019	117	22,453	146
30-Year U.S. Treasury Bond	December 2019	37	6,006	96
				(103)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2019	(697)	(99,257)	1,417
Euro-BTP	December 2019	(50)	(7,948)	(31)
Euro-Bobl	December 2019	(46)	(6,801)	21
Euro-Bund	December 2019	(28)	(5,318)	51
AUD 3-Year Treasury Bond	December 2019	(60)	(4,685)	(18)
10-Year U.S. Treasury Note	December 2019	(27)	(3,518)	(1)
Long Gilt	December 2019	(15)	(2,476)	(6)
AUD 10-Year Treasury Bond	December 2019	(14)	(1,392)	(14)
Euro-Buxl	December 2019	(2)	(474)	4
				1,423
				1,320

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation	)
Counterparty	Date		Receive		Deliver	($000)	($000)
Royal Bank of Canada	10/15/19	USD	18,712	EUR	17,104	46	—
Toronto-Dominion Bank	10/15/19	USD	13,064	AUD	19,340	3	—
Bank of America, N.A.	12/18/19	USD	7,464	ZAR	113,576	42	—
Royal Bank of Canada	10/31/19	USD	5,708	MXN	112,592	35	—
HSBC Bank USA, N.A.	10/15/19	USD	3,127	GBP	2,532	11	—
BNP Paribas	10/10/19	USD	2,600	PEN	8,718	14	—
						151	—

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

MXN—Mexican peso.

PEN—Peruvian sol.

USD—U.S. dollar.

ZAR—South African rand.

37

Core Bond Fund

Centrally Cleared Credit Default Swaps

				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional Amount		(Paid	)[1]	Value	(Depreciation	)
Reference Entity	Date	(000)		(%	)	($000)	($000)
Credit Protection Purchased
CDX-NA-IG-S33-V1	12/20/24	USD	134,630	(1.000)		(2,673)	54
iTraxx Europe-S32-V1	12/20/24	EUR	4,370	(1.000)		(113)	2
							56

1 Periodic premium received/paid quarterly.

EUR–euro.

USD–U.S. dollar.

Over-the-Counter Credit Default Swaps

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	450	1.000		8	(4)	4	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	400	1.000		8	(4)	4	—
Berkshire Hathaway Inc./Aa2	6/20/24	BARC	600	1.000		13	(5)	8	—
Berkshire Hathaway Inc./Aa2	6/20/24	JPMC	600	1.000		13	(4)	9	—
Metlife Inc./A3	12/20/21	BARC	100	1.000		2	—	2	—
Metlife Inc./A3	6/20/24	BARC	700	1.000		11	(1)	10	—
People’s Republic of China/A3	6/20/22	BNPSW	200	1.000		4	(1)	3	—
						59	(19)	40	—

Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	100	(1.000)		(2)	—	—	(2)
Bank of China Ltd.	6/20/22	BNPSW	200	(1.000)		(4)	—	—	(4)
Commerzbank AG	6/20/21	BOANA	505	(1.000)		(7)	(3)	—	(10)
Deutsche Bank AG	12/20/22	JPMC	440	(1.000)		5	1	6	—
Deutsche Bank AG	12/20/24	GSI	150[1]	(1.000)		5	(4)	1	—

38

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Federation of Malaysia	12/20/24	BNPSW	3,000	(1.000)		(73)	74	1	—
Federative Republic of Brazil	12/20/24	JPMC	3,100	(1.000)		53	(55)	—	(2)
Federative Republic of Brazil	12/20/24	MSCS	4,550	(1.000)		78	(80)	—	(2)
Lincoln National Corp.	6/20/21	BARC	35	(1.000)		—	—	—	—
Lincoln National Corp.	6/20/21	BARC	25	(1.000)		—	—	—	—
Lincoln National Corp.	12/20/21	BARC	100	(1.000)		(2)	—	—	(2)
McDonald’s Corp.	6/20/22	GSI	325	(1.000)		(8)	6	—	(2)
People’s Republic of China	6/20/23	GSI	1,200	(1.000)		(31)	13	—	(18)
Republic of Chile	12/20/24	GSI	5,500	(1.000)		(178)	169	—	(9)
Republic of Colombia	12/20/24	JPMC	9,000	(1.000)		(35)	36	1	—
Republic of Colombia	12/20/24	MSCS	9,950	(1.000)		(38)	39	1	—
Republic of Peru	12/20/24	CITNA	1,500	(1.000)		(34)	37	3	—
Republic of South Africa	12/20/24	JPMC	1,280	(1.000)		56	(53)	3	—
Republic of South Africa	12/20/24	MSCS	2,800	(1.000)		123	(110)	13	—
Societe Generale SA	12/20/21	JPMC	325	(1.000)		(6)	1	—	(5)
Standard Chartered Bank	12/20/21	JPMC	185	(1.000)		(4)	—	—	(4)
State of Qatar	6/20/22	BOANA	340	(1.000)		(7)	(2)	—	(9)
State of Qatar	6/20/22	CITNA	660	(1.000)		(14)	(4)	—	(18)

39

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
United Mexican States	12/20/24	BARC	7,670	(1.000)		56	(46)	10	—
United Mexican States	12/20/24	BNPSW	4,495	(1.000)		33	(38)	—	(5)
United Mexican States	12/20/24	CITNA	14,185	(1.000)		104	(106)	—	(2)
						70	(125)	39	(94)
						129	(144)	79	(94)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank, N.A.

GSI—Goldman Sachs International.

JPMC—JPMorgan Chase Bank, N.A.

MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps

			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[2]	(Paid	)[3]	Value	(Depreciation )
Termination Date	Date[1]	($000)	(%	)	(%	)	($000)	($000)
12/18/20	12/18/19	5,400	2.500		(0.000)		43	6
12/20/21	12/18/19	1,885	1.500		(0.000)		(2)	4
12/19/22	12/18/19	390	1.500		(0.000)		—	1
12/18/23	12/18/19	1,000	1.500		(0.000)		1	5
9/23/30	9/23/20	769	(1.630)		0.000		(5)	(4)
							37	12

1   Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2   Fixed interest payment received/paid semiannually.

3   Based on 3M LIBOR as of the most recent payment date. Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Core Bond Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Interest[1]	35,961
Total Income	35,961
Expenses
The Vanguard Group—Note B
Investment Advisory Services	152
Management and Administrative—Investor Shares	189
Management and Administrative—Admiral Shares	668
Marketing and Distribution—Investor Shares	14
Marketing and Distribution—Admiral Shares	61
Custodian Fees	51
Auditing Fees	43
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	1
Total Expenses	1,193
Net Investment Income	34,768
Realized Net Gain (Loss)
Investment Securities Sold[1]	9,670
Futures Contracts	(3,640)
Options Purchased	(99)
Options Written	702
Swap Contracts	(3,322)
Forward Currency Contracts	3,958
Foreign Currencies	296
Realized Net Gain (Loss)	7,565
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	58,963
Futures Contracts	3,615
Options Purchased	(112)
Options Written	135
Swap Contracts	236
Forward Currency Contracts	(267)
Foreign Currencies	(30)
Change in Unrealized Appreciation (Depreciation)	62,540
Net Increase (Decrease) in Net Assets Resulting from Operations	104,873

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,009,000, ($10,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Core Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,768	27,055
Realized Net Gain (Loss)	7,565	(16,164)
Change in Unrealized Appreciation (Depreciation)	62,540	(22,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,873	(11,872)
Distributions
Net Investment Income
Investor Shares	(2,881)	(2,501)
Admiral Shares	(31,289)	(25,700)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(34,170)	(28,201)
Capital Share Transactions
Investor Shares	30,625	(7,025)
Admiral Shares	144,394	147,597
Net Increase (Decrease) from Capital Share Transactions	175,019	140,572
Total Increase (Decrease)	245,722	100,499
Net Assets
Beginning of Period	984,906	884,407
End of Period	1,230,628	984,906

See accompanying Notes, which are an integral part of the Financial Statements.

42

Core Bond Fund

Financial Highlights

Investor Shares

				March 10,
				2016[1] to
For a Share Outstanding	Year Ended September 30,			Sept. 30,
Throughout Each Period	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.59	$10.00	$10.26	$10.00
Investment Operations
Net Investment Income	.311 [2]	.269 [2]	.217 [2]	.097
Net Realized and Unrealized Gain (Loss) on Investments	.645	(.400)	(.219)	.259
Total from Investment Operations	.956	(.131)	(.002)	.356
Distributions
Dividends from Net Investment Income	(.306)	(.279)	(.197)	(.096)
Distributions from Realized Capital Gains	—	—	(.061)	—
Total Distributions	(.306)	(.279)	(.258)	(.096)
Net Asset Value, End of Period	$10.24	$9.59	$10.00	$10.26

Total Return[3]	10.15%	-1.32%	0.03%	3.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$117	$80	$91	$65
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	3.16%	2.76%	2.18%	2.00%[5]
Portfolio Turnover Rate[4]	406%	263%	232%	229%

1   Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.

2   Calculated based on average shares outstanding.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Includes 32%, 60%, 81%, and 58%, attributable to mortgage-dollar-roll activity.

5   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Core Bond Fund

Financial Highlights

Admiral Shares

				March 10,
				2016[1] to
For a Share Outstanding	Year Ended September 30,			Sept. 30,
Throughout Each Period	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.18	$20.00	$20.53	$20.00
Investment Operations
Net Investment Income	.651 [2]	.563 [2]	.454 [2]	.205
Net Realized and Unrealized Gain (Loss) on Investments	1.290	(.800)	(.445)	.528
Total from Investment Operations	1.941	(.237)	.009	.733
Distributions
Dividends from Net Investment Income	(.641)	(.583)	(.417)	(.203)
Distributions from Realized Capital Gains	—	—	(.122)	—
Total Distributions	(.641)	(.583)	(.539)	(.203)
Net Asset Value, End of Period	$20.48	$19.18	$20.00	$20.53

Total Return[3]	10.31%	-1.19%	0.10%	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,114	$905	$794	$578
Ratio of Total Expenses to Average Net Assets	0.10%	0.13%	0.15%	0.15%[5]
Ratio of Net Investment Income to Average Net Assets	3.31%	2.88%	2.28%	2.10%[5]
Portfolio Turnover Rate[4]	406%	263%	232%	229%

1   Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.

2   Calculated based on average shares outstanding.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Includes 32%, 60%, 81%, and 58%, attributable to mortgage-dollar-roll activity.

5   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty

45

Core Bond Fund

risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 19% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2019, the fund’s average investment in forward currency contracts represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.

46

Core Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a

47

Core Bond Fund

net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 8% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

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Core Bond Fund

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2019, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

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Core Bond Fund

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

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Core Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $58,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	593,835	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	102,534	—
Corporate Bonds	—	370,389	—
Sovereign Bonds	—	114,402	—
Taxable Municipal Bonds	—	2,394	—
Temporary Cash Investments	37,225	—	—
Options Purchased	—	164	—
Conventional Mortgage-Backed Securities-
Liability for Sale Commitments	—	(30,295)	—
Options Written	(74)	(442)	—
Futures Contracts—Assets[1]	57	—	—
Futures Contracts—Liabilities[1]	(76)	—	—
Forward Currency Contracts—Assets	—	151	—
Swap Contracts—Assets	— [1]	79	—
Swap Contracts—Liabilities	(128)[1]	(94)	—
Total	37,004	1,153,117	—

1 Represents variation margin on the last day of the reporting period.

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Core Bond Fund

D.   At September 30, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	111	—	53	164
Variation Margin Receivable—Futures Contracts	57	—	—	57
Variation Margin Receivable—CC Swap Contracts	—	—	—	—
Unrealized Appreciation—Forward Currency Contracts	—	151	—	151
Unrealized Appreciation—OTC Swap Contracts	—	—	79	79
Total Assets	168	151	132	451

Options Written	(274)	—	(242)	(516)
Variation Margin Payable—Futures Contracts	(76)	—	—	(76)
Variation Margin Payable—CC Swap Contracts	(1)	—	(127)	(128)
Unrealized Depreciation—OTC Swap Contracts	—	—	(94)	(94)
Total Liabilities	(351)	—	(463)	(814)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(3,640)	—	—	(3,640)
Options Purchased	(84)	—	(15)	(99)
Options Written	579	—	123	702
Swap Contracts	(755)	—	(2,567)	(3,322)
Forward Currency Contracts	—	3,958	—	3,958
Realized Net Gain (Loss) on Derivatives	(3,900)	3,958	(2,459)	(2,401)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,615	—	—	3,615
Options Purchased	(49)	—	(63)	(112)
Options Written	12	—	123	135
Swap Contracts	28	—	208	236
Forward Currency Contracts	—	(267)	—	(267)
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,606	(267)	268	3,607

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Core Bond Fund

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and options; payables for distributions; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,139
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(12,750)
Net Unrealized Gains (Losses)	38,657

*   The fund used capital loss carryforwards of $9,775,000 to offset taxable capital gains realized during the year ended September 30, 2019.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,182,094
Gross Unrealized Appreciation	44,014
Gross Unrealized Depreciation	(5,355)
Net Unrealized Appreciation (Depreciation)	38,659

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Core Bond Fund

F.   During the year ended September 30, 2019, the fund purchased $1,183,919,000 of investment securities and sold $1,092,212,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,040,115,000 and $2,949,815,000, respectively.

G.   Capital share transactions for each class of shares were:

	Year Ended September 30,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	67,150	6,786	51,084	5,197
Issued in Lieu of Cash Distributions	2,518	255	2,243	230
Redeemed	(39,043)	(3,977)	(60,352)	(6,161)
Net Increase (Decrease)—Investor Shares	30,625	3,064	(7,025)	(734)
Admiral Shares
Issued	597,329	30,357	414,173	21,169
Issued in Lieu of Cash Distributions	25,663	1,304	21,820	1,120
Redeemed	(478,598)	(24,458)	(288,396)	(14,775)
Net Increase (Decrease)—Admiral Shares	144,394	7,203	147,597	7,514

H.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Core Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

55

Special 2019 tax information (unaudited) for Vanguard Core Bond Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 84.5% of income dividends are interest-related dividends.

56

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Core Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Core Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Core Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Core Bond Fund or the owners of the Core Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Core Bond Fund. Investors acquire the Core Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Core Bond Fund. The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Core Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Core Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Core Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Core Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Core Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Core Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CORE BOND FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

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CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q13200 112019

Annual Report | September 30, 2019 Vanguard Emerging Markets Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•  For the 12 months ended September 30, 2019, Vanguard Emerging Markets Bond Fund returned 13.40% for Investor Shares, outpacing the return of its benchmark by almost 2 percentage points.

•  Emerging-market bonds slumped toward the end of 2018 amid concerns about global growth, the impact of tighter monetary policy, a slowdown in China, and growing trade tension. Later in the period, they made solid gains as major central banks turned more accommodative, growth concerns eased a bit, and investors again reached for yield.

•  The bulk of the fund’s outperformance came from strong issuer selection. Latin America stood out, with selection in Mexico and an overweight allocation to Brazil boosting returns relative to the benchmark.

•  A modest overweight to Argentina, where the political situation grew more clouded, detracted most from returns.

•  The use of derivatives to hedge portfolio risks is common in the fund. The fund’s derivatives position, including both hedges and active positions, had a net positive contribution to performance.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard Emerging Markets Bond Fund returned 13.40% for Investor Shares and 13.53% for Admiral Shares. The fund’s benchmark, the JP Morgan EMBI Global Diversified, returned 11.57%. The average return of its peer group of emerging-market hard currency debt funds was 8.95%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

With bond prices rising, yields fell. The 30-day SEC yield declined to 4.08% for the fund’s Investor Shares by the close of the period compared with 5.24% a year earlier. For Admiral Shares, that ending yield was 4.23%, down from 5.39%. The 30-day SEC yield is a proxy for a fund’s potential annualized rate of income.

The investment environment

The markets were driven largely by shifts in the outlook for global growth and monetary policy during the period.

Toward the end of 2018, emerging-market investors grew skittish on the prospect of a reduction in monetary policy accommodation by some major central banks, especially as the global economy seemed to be losing steam. An interest rate increase in December by the U.S. Federal Reserve marked its fourth hike of 2018. The European Central Bank (ECB) brought its asset-purchase program to an end. Other concerns on investors’ minds as 2018 drew to a close were flare-ups in ongoing trade disputes, signs of China’s economy slowing, and heightened geopolitical tensions in the Middle East. Greater risk aversion led to a sell-off in stocks and lower-quality bonds and a boost in demand for safer assets, including government bonds.

Further signs of a global slowdown and tepid inflation in the new year, however, led to a pivot in monetary policy from a tightening to a loosening bias across much of the world. In March, the Fed announced that it would end its balance sheet tapering; it went on to reduce short-term interest rates in August and September. Those cuts, the first in more than a decade, were justified by policymakers as “insurance” meant to cushion the effects of trade policies and prolong an economic expansion already in its tenth year. In September, the ECB pushed its deposit rate further into negative territory and announced a new round of asset purchases; at the same time, it cut its projections for euro zone growth and inflation for 2019 and 2020.

For emerging markets, dimmer prospects for global growth were a headwind—but the knock-on effect of more accommodative monetary policy in developed markets was supportive. In general, these markets benefited from looser financial conditions, a lower cost of borrowing in dollars, and an upturn in capital inflows.

3

Management of the fund

We were able to add value through a number of different strategies during the period. While we don’t usually take significant directional bets on the market, we did going into 2019. The market had cheapened to the point where we went long on some higher-beta issuers with underlying stories that suggested they would benefit most from a rebound. This tactical move worked out well for the fund.

For much of the period, however, we were more focused on finding relative value opportunities within and across markets. Brazil is one of the countries where we were successful in doing that. We were overweight Brazilian quasi-sovereign debt and local interest rates mainly for two reasons: the number of structural reforms, including pension reform, under way there, and the easing in interest rates taking place because of the sluggish economy and below-target inflation. This positioning paid off handsomely for the fund over the period.

Underweighting Turkey and Lebanon also added significant value, and overweights to Central America and Ukraine helped performance. A big positive contribution came from purchasing euro-denominated bonds of countries in emerging Europe on a currency- and interest-rate hedged basis. These bonds significantly outperformed their dollar-denominated counterparts.

Another positive was our out-of-benchmark allocation to local-currency bonds. As global monetary policy turned more accommodative, we seized some opportunities in countries where bonds in local currencies appeared to have more scope for upside than their U.S.-dollar-denominated counterparts. Those countries included Mexico, South Africa, Ukraine, and Egypt.

Argentina was the largest detractor. We had overweighted our allocation to this country, given the market-friendly policies of President Mauricio Macri and the line of credit secured from the International Monetary Fund last year. Argentina’s credit repriced sharply, however, following a strong primary showing by Macri’s political rival ahead of the general election to be held at the end of October. Our position therefore hurt the fund. We were, however, able to limit the impact after the fact through selection and active management.

Defensive underweights to some of the tightest-trading issuers in August also dampened the fund’s return, as demand for Treasury-sensitive assets helped countries like Qatar and Saudi Arabia outperform.

Outlook

The investment environment is likely to be complicated for emerging markets.

We expect global growth to continue softening, owing in part to further downdrafts from trade tensions and policy uncertainty. The U.S. economy may slow to a below-trend pace of around 0.5%–1.5% in 2020 after adjusting for inflation, with a not-negligible risk of a recession.

4

China, the world’s second-largest economy, is set to grow at around 5.8% next year—but that figure could be markedly lower without further stimulus. Growth may stay below trend in the euro area, to about 0.7%, given recent indications that manufacturing weakness is spilling over into supply chains and the services sector.

The weakest issuers in the emerging markets will be the most sensitive and at risk to a further deceleration in global growth, making rigorous credit analysis and dynamic management key to performance in 2020 in this asset class.

On the other hand, weaker inflation and more easing by major central banks should be positive for emerging markets. It will make it easier for them to obtain external financing and give their central banks more room to cut rates, which in turn should be supportive of emerging-market credit sectors and local-currency fixed income.

Valuations for the high-credit-quality portion of emerging-market debt are unappealingly high, given both the appetite investors have shown for safety and yield and the additional supply that’s expected to come to market. The lowest-credit-quality portion is most at risk from further disappointments regarding growth.

Accordingly, we are entering the fund’s new fiscal year conservatively positioned in the middle of the credit-quality spectrum, where valuations offer the prospect of additional upside from issuers with stable or improving fundamentals.

Because we are likely to see more bouts of volatility as the global economy slows, our tactically defensive stance should allow us to take advantage of price dislocations as they arise.

Daniel Shaykevich, Portfolio Manager

Vanguard Fixed Income Group

October 23, 2019

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Bond Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,056.32	$3.09
Admiral™ Shares	1,000.00	1,057.12	2.32
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.06	$3.04
Admiral Shares	1,000.00	1,022.81	2.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.60% for Investor Shares and 0.45% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

7

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 10, 2016, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/10/2016)	Investment
Emerging Markets Bond Fund Investor
Shares	13.40%	10.15%	$14,104
JP Morgan EMBI Global Diversified	11.57	7.06	12,747

“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(12/6/2017)	Investment
Emerging Markets Bond Fund Admiral Shares	13.53%	7.77%	$57,283
JP Morgan EMBI Global Diversified	11.57	4.63	54,287

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Emerging Markets Bond Fund

Sector Diversification

As of September 30, 2019

Sovereign	98.8%
Corporate	1.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

9

Emerging Markets Bond Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Angola (1.0%)
Sovereign Bond (1.0%)
	Republic of Angola	9.375%	5/8/48	3,450	3,638
Total Angola (Cost $3,593)					3,638
Argentina (2.0%)
	Sovereign Bonds (2.0%)
	Argentine Republic	6.875%	4/22/21	4,200	2,053
	Argentine Republic	5.625%	1/26/22	6,900	2,967
	Argentine Republic	4.625%	1/11/23	500	208
	Argentine Republic	6.875%	1/26/27	4,312	1,806
1	Argentine Republic	3.750%	12/31/38	700	277
	Argentine Republic	6.875%	1/11/48	500	210
Total Argentina (Cost $12,880)					7,521
Armenia (1.3%)
Sovereign Bond (1.3%)
	Republic of Armenia	7.150%	3/26/25	4,200	4,900
Total Armenia (Cost $4,856)					4,900
Azerbaijan (1.4%)
Sovereign Bonds (1.4%)
	Republic of Azerbaijan	4.750%	3/18/24	3,000	3,181
1	Republic of Azerbaijan	3.500%	9/1/32	2,000	1,937
Total Azerbaijan (Cost $4,887)					5,118
Bahrain (1.0%)
Sovereign Bond (1.0%)
2	Kingdom of Bahrain	5.625%	9/30/31	2,500	2,494
	Kingdom of Bahrain	7.500%	9/20/47	1,000	1,138
Total Bahrain (Cost $3,562)					3,632
Brazil (3.7%)
Corporate Bonds (1.0%)
2	Suzano Austria GmbH	7.000%	3/16/47	2,830	3,239
	Vale Overseas Ltd.	6.250%	8/10/26	527	609
					3,848
Sovereign Bonds (2.7%)
1	Federative Republic of Brazil	4.500%	5/30/29	6,000	6,255
	Petrobras Global Finance BV	6.900%	3/19/49	3,145	3,624
					9,879
Total Brazil (Cost $13,506)					13,727

10

Emerging Markets Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Cameroon (0.5%)
Sovereign Bond (0.5%)
1	Republic of Cameroon	9.500%	11/19/25	1,750	1,916
Total Cameroon (Cost $1,897)					1,916
Chile (1.6%)
Corporate Bond (0.2%)
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	600	669
					669
Sovereign Bonds (1.4%)
	Empresa Nacional del Petroleo	4.750%	12/6/21	200	209
	Empresa Nacional del Petroleo	4.375%	10/30/24	2,600	2,764
	Empresa Nacional del Petroleo	3.750%	8/5/26	2,250	2,325
					5,298
Total Chile (Cost $5,897)					5,967
China (1.2%)
Sovereign Bonds (1.2%)
	Sinopec Group Overseas Development 2017 Ltd.	3.250%	9/13/27	2,000	2,059
	State Grid Overseas Investment 2016 Ltd.	2.875%	5/18/26	750	763
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	1,500	1,584
Total China (Cost $4,193)					4,406
Colombia (3.0%)
Sovereign Bonds (3.0%)
	Republic of Colombia	4.375%	7/12/21	3,000	3,105
1	Republic of Colombia	4.500%	1/28/26	6,290	6,864
	Republic of Colombia	10.375%	1/28/33	615	983
Total Colombia (Cost $10,611)					10,952
Costa Rica (0.7%)
Sovereign Bonds (0.7%)
	Republic of Costa Rica	7.000%	4/4/44	1,400	1,392
	Republic of Costa Rica	7.158%	3/12/45	1,300	1,303
Total Costa Rica (Cost $2,542)					2,695
Cote d’Ivoire (1.4%)
Sovereign Bonds (1.4%)
1	Republic of Cote d’Ivoire	6.375%	3/3/28	1,000	1,024
1	Republic of Cote d’Ivoire	6.125%	6/15/33	4,200	4,051
Total Cote d’Ivoire (Cost $4,859)					5,075
Croatia (2.0%)
Sovereign Bonds (2.0%)
	Republic of Croatia	6.625%	7/14/20	2,500	2,581
3	Republic of Croatia	3.000%	3/20/27	500	648
3	Republic of Croatia	1.125%	6/19/29	3,500	4,046
Total Croatia (Cost $7,176)					7,275
Dominican Republic (1.1%)
Sovereign Bonds (1.1%)
	Dominican Republic	5.500%	1/27/25	1,200	1,266
	Dominican Republic	6.400%	6/5/49	2,490	2,655
Total Dominican Republic (Cost $3,777)					3,921

11

Emerging Markets Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Ecuador (1.2%)
Sovereign Bonds (1.2%)
	Republic of Ecuador	9.650%	12/13/26	500	528
2	Republic of Ecuador	9.500%	3/27/30	4,000	4,047
Total Ecuador (Cost $4,527)					4,575
Egypt (1.1%)
Sovereign Bond (1.1%)
	Arab Republic of Egypt	8.700%	3/1/49	3,900	4,196
Total Egypt (Cost $3,996)					4,196
El Salvador (2.0%)
Sovereign Bonds (2.0%)
	Republic of El Salvador	6.375%	1/18/27	3,600	3,741
1,2	Republic of El Salvador	7.125%	1/20/50	3,530	3,600
Total El Salvador (Cost $7,115)					7,341
Ghana (0.2%)
Sovereign Bonds (0.2%)
1	Republic of Ghana	8.125%	3/26/32	400	402
1	Republic of Ghana	8.627%	6/16/49	500	499
Total Ghana (Cost $844)					901
Guatemala (1.6%)
Sovereign Bonds (1.6%)
	Republic of Guatemala	4.500%	5/3/26	3,100	3,199
	Republic of Guatemala	4.375%	6/5/27	2,500	2,555
Total Guatemala (Cost $5,830)					5,754
Honduras (1.4%)
Sovereign Bonds (1.4%)
	Republic of Honduras	8.750%	12/16/20	500	534
1	Republic of Honduras	7.500%	3/15/24	700	777
	Republic of Honduras	6.250%	1/19/27	3,650	3,946
Total Honduras (Cost $5,178)					5,257
Hungary (1.0%)
Sovereign Bonds (1.0%)
	Republic of Hungary	6.375%	3/29/21	600	636
4	Republic of Hungary	3.000%	8/21/30	900,000	3,215
Total Hungary (Cost $4,006)					3,851
India (1.3%)
Sovereign Bonds (1.3%)
	Export-Import Bank of India	3.875%	3/12/24	500	523
2	Export-Import Bank of India	3.875%	2/1/28	1,315	1,391
	NTPC Ltd.	3.750%	4/3/24	3,000	3,092
Total India (Cost $4,866)					5,006
Indonesia (4.7%)
Sovereign Bonds (4.7%)
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	1,000	1,070
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	320	343
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	200	218
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	300	321

12

Emerging Markets Bond Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Republic of Indonesia	3.750%	4/25/22	2,000	2,062
Republic of Indonesia	3.375%	4/15/23	2,580	2,644
Republic of Indonesia	5.875%	1/15/24	3,650	4,102
Republic of Indonesia	4.125%	1/15/25	1,500	1,596
Republic of Indonesia	4.750%	1/8/26	4,500	4,972
Total Indonesia (Cost $16,590)	17,328
Jamaica (1.9%)
Sovereign Bond (1.9%)
Jamaica	7.875%	7/28/45	5,250	6,864
Total Jamaica (Cost $6,696)	6,864
Jordan (0.3%)
Sovereign Bonds (0.3%)
Hashemite Kingdom of Jordan	6.125%	1/29/26	500	524
Hashemite Kingdom of Jordan	7.375%	10/10/47	500	527
Total Jordan (Cost $987)	1,051
Kazakhstan (1.2%)
Sovereign Bonds (1.2%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	700	726
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	600	803
KazMunayGas National Co. JSC	4.400%	4/30/23	700	735
KazMunayGas National Co. JSC	6.375%	10/24/48	1,750	2,179
Total Kazakhstan (Cost $4,109)	4,443
Kenya (0.6%)
Sovereign Bond (0.6%)
1	Republic of Kenya	8.000%	5/22/32	2,000	2,097
Total Kenya (Cost $2,000)	2,097
Latvia (0.1%)
Sovereign Bond (0.1%)
Republic of Latvia	2.750%	1/12/20	200	200
Total Latvia (Cost $200)	200
Lebanon (0.9%)
Sovereign Bonds (0.9%)
Lebanese Republic	6.100%	10/4/22	3,500	2,479
Lebanese Republic	6.600%	11/27/26	1,500	975
Total Lebanon (Cost $3,783)	3,454
Lithuania (0.2%)
Sovereign Bonds (0.2%)
Republic of Lithuania	6.125%	3/9/21	170	179
Republic of Lithuania	6.625%	2/1/22	500	552
Total Lithuania (Cost $712)	731
Mexico (11.1%)
Sovereign Bonds (11.1%)
Petroleos Mexicanos	6.875%	8/4/26	6,500	6,987
2	Petroleos Mexicanos	6.490%	1/23/27	3,250	3,378
Petroleos Mexicanos	5.625%	1/23/46	4,250	3,619
Petroleos Mexicanos	6.750%	9/21/47	1,500	1,430

13

Emerging Markets Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Petroleos Mexicanos	7.690%	1/23/50	4,300	4,486
	United Mexican States	4.125%	1/21/26	6,560	6,948
5	United Mexican States	5.750%	3/5/26	124,380	5,970
	United Mexican States	4.150%	3/28/27	4,200	4,443
5	United Mexican States	7.500%	6/3/27	40,000	2,104
5	United Mexican States	8.000%	11/7/47	35,000	1,909
Total Mexico (Cost $40,036)					41,274
Nigeria (0.6%)
Sovereign Bond (0.6%)
	Federal Republic of Nigeria	7.625%	11/28/47	2,400	2,370
Total Nigeria (Cost $2,330)					2,370
Oman (1.9%)
Sovereign Bonds (1.9%)
	Sultanate of Oman	5.375%	3/8/27	5,000	4,916
	Sultanate of Oman	6.750%	1/17/48	2,200	2,076
Total Oman (Cost $6,897)					6,992
Panama (0.6%)
Sovereign Bond (0.6%)
	Republic of Panama	7.125%	1/29/26	1,700	2,136
Total Panama (Cost $2,038)					2,136
Paraguay (3.1%)
Sovereign Bond (3.1%)
	Republic of Paraguay	5.000%	4/15/26	7,500	8,181
	Republic of Paraguay	5.600%	3/13/48	930	1,076
1	Republic of Paraguay	5.400%	3/30/50	2,000	2,266
Total Paraguay (Cost $11,580)					11,523
Peru (2.3%)
Sovereign Bonds (2.3%)
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,000	1,047
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	900	992
2,6	Republic of Peru	6.150%	8/12/32	18,880	6,386
Total Peru (Cost $8,238)					8,425
Romania (1.7%)
Sovereign Bonds (1.7%)
	Republic of Romania	4.375%	8/22/23	1,000	1,069
3	Republic of Romania	2.375%	4/19/27	2,500	2,981
2,3	Republic of Romania	4.625%	4/3/49	1,687	2,375
Total Romania (Cost $6,337)					6,425
Russia (5.7%)
Sovereign Bonds (5.7%)
	Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	1,750	1,904
	Russian Federation	4.750%	5/27/26	9,200	10,048
	Russian Federation	4.250%	6/23/27	800	852
7	Russian Federation	7.050%	1/19/28	227,000	3,548
	Russian Federation	4.375%	3/21/29	1,200	1,285
	Russian Federation	5.100%	3/28/35	3,000	3,392
Total Russia (Cost $19,868)					21,029

14

Emerging Markets Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Senegal (1.1%)
Sovereign Bond (1.1%)
1	Republic of Senegal	6.750%	3/13/48	4,150	4,002
Total Senegal (Cost $3,896)					4,002
Serbia (0.7%)
Sovereign Bond (0.7%)
	Republic of Serbia	4.875%	2/25/20	2,564	2,585
Total Serbia (Cost $2,583)					2,585
South Africa (6.5%)
Sovereign Bonds (6.5%)
	Republic of South Africa	5.500%	3/9/20	1,000	1,010
	Republic of South Africa	5.875%	9/16/25	5,000	5,450
8	Republic of South Africa	10.500%	12/21/26	67,000	4,941
	Republic of South Africa	4.850%	9/30/29	5,780	5,771
8	Republic of South Africa	6.500%	2/28/41	56,250	2,607
	Republic of South Africa	5.750%	9/30/49	4,200	4,195
Total South Africa (Cost $24,410)					23,974
Sri Lanka (1.4%)
Sovereign Bonds (1.4%)
	Democratic Socialist Republic of Sri Lanka	6.750%	4/18/28	4,200	4,014
	Democratic Socialist Republic of Sri Lanka	7.850%	3/14/29	1,000	1,009
Total Sri Lanka (Cost $5,015)					5,023
Supranational (2.0%)
Sovereign Bonds (2.0%)
2	African Export-Import Bank	3.994%	9/21/29	2,720	2,729
2	Arab Petroleum Investments Corp.	4.125%	9/18/23	800	847
	Arab Petroleum Investments Corp.	4.125%	9/18/23	2,200	2,324
	Banque Ouest Africaine de Developpement	5.500%	5/6/21	1,000	1,039
	Banque Ouest Africaine de Developpement	5.000%	7/27/27	500	532
Total Supranational (Cost $7,344)					7,471
Trinidad and Tobago (1.6%)
Sovereign Bond (1.6%)
	Republic of Trinidad and Tobago	4.500%	8/4/26	5,800	6,009
Total Trinidad and Tobago (Cost $5,787)					6,009
Turkey (0.7%)
Sovereign Bond (0.7%)
	Republic of Turkey	6.000%	1/14/41	3,000	2,685
Total Turkey (Cost $2,402)					2,685
Ukraine (3.4%)
Sovereign Bonds (3.4%)
	Ukraine	8.994%	2/1/24	500	550
	Ukraine	7.750%	9/1/24	500	529
	Ukraine	7.750%	9/1/25	5,850	6,152
	Ukraine	7.750%	9/1/26	1,500	1,571
1	Ukraine	7.375%	9/25/32	3,500	3,536
1	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	400	426
Total Ukraine (Cost $12,394)					12,764

15

Emerging Markets Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
United Arab Emirates (3.2%)
Sovereign Bonds (3.2%)
2	Emirate of Abu Dhabi	2.125%	9/30/24	5,000	4,972
2	Emirate of Abu Dhabi	3.125%	9/30/49	6,975	6,827
Total United Arab Emirates (Cost $11,785)					11,799
United States (1.1%)
U.S. Government and Agency Obligations (1.1%)
	United States Treasury Note/Bond	1.375%	8/31/26	4,000	3,936
Total United States (Cost $3,923)					3,936
Uruguay (0.2%)
Sovereign Bond (0.2%)
1	Oriental Republic of Uruguay	4.375%	1/23/31	550	608
Total Uruguay (Cost $621)					608
Uzbekistan (1.2%)
Sovereign Bonds (1.2%)
	Republic of Uzbekistan	4.750%	2/20/24	1,500	1,573
	Republic of Uzbekistan	5.375%	2/20/29	2,550	2,800
Total Uzbekistan (Cost $4,198)					4,373
Venezuela (0.1%)
Sovereign Bonds (0.1%)
*	Bolivarian Republic of Venezuela	11.750%	10/21/26	640	63
*	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,500	146
*,1	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	228
*	Petroleos de Venezuela SA	5.375%	4/12/27	462	39
Total Venezuela (Cost $1,359)					476
Vietnam (1.2%)
Sovereign Bond (1.2%)
	Socialist Republic of Vietnam	4.800%	11/19/24	4,000	4,384
Total Vietnam (Cost $4,394)					4,384

				Shares
Temporary Cash Investments (4.6%)
Money Market Fund (4.6%)
9	Vanguard Market Liquidity Fund	2.098%		171,059	17,108
Total Temporary Cash Investments (Cost $17,107)					17,108

16

Emerging Markets Bond Fund

				Notional	Market
		Expiration	Exercise	Amount	Value•
	Counterparty	Date	Price	($000)	($000)
Options Purchased (0.4%)
Foreign Currency Options
Call Options
EUR	DBAG	4/22/21	USD 1.190	EUR 5,000	46

Put Options
EUR	DBAG	4/21/21	USD 1.175	EUR 13,000	800
USD	BNPSW	7/20/22	JPY 94.765	USD 22,000	568
USD	BNPSW	7/21/22	JPY 95.100	USD 10,000	266
					1,634
Total Options Purchased (Cost $1,461)					1,680
Total Investments (98.0%) (Cost $361,678)					362,843
Other Assets and Liabilities (2.0%)
Other Assets[10]					12,710
Liabilities					(5,443)
					7,267
Net Assets (100%)					370,110

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	344,055
Affiliated Issuers	17,108
Options Purchased	1,680
Total Investments in Securities	362,843
Investment in Vanguard	16
Receivables for Investment Securities Sold	6,531
Receivables for Accrued Income	3,618
Receivables for Capital Shares Issued	551
Variation Margin Receivable—Futures Contracts	20
Unrealized Appreciation—Forward Currency Contracts	916
Unrealized Appreciation—OTC Swap Contracts	20
Other Assets[10]	1,038
Total Assets	375,553
Liabilities
Payables for Investment Securities Purchased	4,052
Payables for Capital Shares Redeemed	597
Payables for Distributions	308
Payables to Vanguard	86
Variation Margin Payable—Futures Contracts	13
Unrealized Depreciation—Forward Currency Contracts	378
Unrealized Depreciation—OTC Swap Contracts	9
Total Liabilities	5,443
Net Assets	370,110

17

Emerging Markets Bond Fund

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	360,811
Total Distributable Earnings (Loss)	9,299
Net Assets	370,110

Investor Shares—Net Assets
Applicable to 5,736,850 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	64,179

Net Asset Value Per Share—Investor Shares	$11.19

Admiral Shares—Net Assets
Applicable to 11,753,908 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	305,931

Net Asset Value Per Share—Admiral Shares	$26.03

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security—security in default.

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $46,771,000, representing 12.6% of net assets.

3	Face amount denominated in euro.

4	Face amount denominated in Hungarian forint.

5	Face amount denominated in Mexican pesos.

6	Face amount denominated in Peruvian sol.

7	Face amount denominated in Russian ruble.

8	Face amount denominated in South African rand.

9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

10	Cash of $343,000 has been segregated as initial margin for open futures contracts.

18

Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2019	126	17,943	(152)
10-Year U.S. Treasury Note	December 2019	83	10,816	17
				(135)

Short Futures Contracts
Euro-Buxl	December 2019	(3)	(711)	6
Ultra Long U.S. Treasury Bond	December 2019	(6)	(1,151)	(9)
Euro-Bund	December 2019	(43)	(8,167)	63
5-Year U.S. Treasury Note	December 2019	(188)	(22,400)	105
				165
				30

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date	Receive		Deliver		($000)	($000)
Goldman Sachs Bank	10/15/19	JPY	496,499	USD	4,612	—	(15)
Morgan Stanley Capital Services LLC	10/10/19	PEN	12,350	USD	3,650	13	—
Bank of America, N.A.	10/10/19	RUB	232,380	USD	3,600	—	(22)
HSBC Bank, N.A.	10/2/19	BRL	12,404	USD	3,000	—	(15)
Citigroup Global Markets Inc.	10/17/19	EUR	2,617	USD	2,887	—	(31)
Bank of America, N.A.	10/15/19	EUR	2,495	USD	2,749	—	(26)
State Street Bank & Trust Co.	10/15/19	EUR	2,394	USD	2,644	—	(32)
Bank of America, N.A.	10/4/19	UAH	67,179	USD	2,615	170	—
Citigroup Global Markets Inc.	10/11/19	TRY	12,336	USD	2,120	56	—
HSBC Bank, N.A.	10/15/19	EUR	1,650	USD	1,813	—	(12)
HSBC Bank, N.A.	10/29/19	CNH	7,050	USD	1,041	—	(54)
Goldman Sachs Bank	10/15/19	MXN	16,211	USD	833	—	(14)
BNP Paribas	10/11/19	TRY	4,137	USD	707	23	—
HSBC Bank, N.A.	10/15/19	ZAR	1,698	USD	115	—	(3)
Toronto-Dominion Bank	10/29/19	CNH	5	USD	1	—	—
BNP Paribas	10/15/19	USD	10,778	MXN	211,357	97	—
Bank of America, N.A.	10/15/19	USD	7,994	ZAR	117,698	238	—
Deutsche Bank AG	10/10/19	USD	6,500	PEN	21,796	35	—

19

Emerging Markets Bond Fund

Forward Currency Contracts (continued)

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date	Receive		Deliver		($000)	($000)
HSBC Bank USA, N.A.	10/15/19	USD	5,424	EUR	4,900	76	—
Barclays Bank plc	10/15/19	USD	3,328	HUF	1,001,281	66	—
Goldman Sachs Bank USA	10/2/19	USD	2,990	BRL	12,481	—	(14)
Royal Bank of Canada	10/11/19	USD	1,519	TRY	9,067	—	(81)
Toronto-Dominion Bank	10/29/19	USD	1,000	CNH	7,055	13	—
Deutsche Bank AG	10/10/19	USD	925	RUB	60,763	—	(11)
Morgan Stanley Capital Services LLC	10/10/19	USD	925	RUB	60,658	—	(9)
J.P. Morgan Securities LLC	10/11/19	USD	850	TRY	4,936	—	(21)
BNP Paribas	10/11/19	USD	450	TRY	2,607	—	(10)
Deutsche Bank AG	10/15/19	USD	4	EUR	4	—	—
BNP Paribas	7/22/22	USD	3,500	JPY	349,895	61	—
BNP Paribas	7/22/22	USD	6,183	JPY	622,050	68	—
Goldman Sachs Bank USA	10/17/19	HUF	550,036	EUR	1,650	—	(8)
						916	(378)

BRL—Brazilian real.

CNH—Chinese yuan (offshore).

EUR—euro.

HUF—Hungarian forint.

JPY—Japanese yen.

MXN—Mexican peso.

PEN—Peruvan sol.

RUB—Russian ruble.

TRY—Turkish lira.

UAH—Ukrainian hryvnia.

USD—U.S. dollar.

ZAR—South African rand.

20

Emerging Markets Bond Fund

Over-the-Counter Credit Default Swaps

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Oriental Republic of Uruguay/Baa2	9/20/20	BOANA	5,000	1.000		36	(21)	15	—

Credit Protection Purchased
Federative Republic of Brazil	12/20/24	MSCS	5,000	(1.000)		86	(88)	—	(2)
Republic of Colombia	12/20/24	JPMC	4,500	(1.000)		(18)	18	—	—
Republic of Colombia	12/20/24	MSCS	3,585	(1.000)		(14)	14	—	—
Republic of Indonesia	6/20/24	BARC	2,000	(1.000)		(19)	12	—	(7)
United Mexican States	12/20/24	BARC	3,840	(1.000)		28	(23)	5	—
United Mexican States	12/20/24	CITNA	2,500	(1.000)		19	(19)	—	—
						82	(86)	5	(9)
						118	(107)	20	(9)

1 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BOANA—Bank of America NA.

CITNA— Citibank N.A.

JPMC—JP Morgan Chase Bank NA.

MSCS— Morgan Stanley Capital Services LLC.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

At September 30, 2019, the counterparties had deposited in segregated accounts securities with a value of $1,232,000 and cash of $590,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Bond Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Interest[1]	9,586
Total Income	9,586
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative—Investor Shares	192
Management and Administrative—Admiral Shares	564
Marketing and Distribution—Investor Shares	5
Marketing and Distribution—Admiral Shares	8
Custodian Fees	27
Auditing Fees	44
Shareholders’ Reports—Investor Shares	4
Shareholders’ Reports—Admiral Shares	3
Total Expenses	870
Net Investment Income	8,716
Realized Net Gain (Loss)
Investment Securities Sold[1]	7,650
Futures Contracts	744
Options Purchased	(264)
Swap Contracts	353
Forward Currency Contracts	1,059
Foreign Currencies	87
Realized Net Gain (Loss)	9,629
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,619
Futures Contracts	78
Options Purchased	215
Swap Contracts	(9)
Forward Currency Contracts	517
Foreign Currencies	(22)
Change in Unrealized Appreciation (Depreciation)	2,398
Net Increase (Decrease) in Net Assets Resulting from Operations	20,743

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $296,000, ($5,000), and $1,000. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,716	3,055
Realized Net Gain (Loss)	9,629	(940)
Change in Unrealized Appreciation (Depreciation)	2,398	(949)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,743	1,166
Distributions
Net Investment Income
Investor Shares	(1,920)	(1,458)
Admiral Shares	(6,932)	(1,797)
Realized Capital Gain
Investor Shares[1]	—	(630)
Admiral Shares	—	—
Total Distributions	(8,852)	(3,885)
Capital Share Transactions
Investor Shares	36,597	14,419
Admiral Shares	220,764	77,011
Net Increase (Decrease) from Capital Share Transactions	257,361	91,430
Total Increase (Decrease)	269,252	88,711
Net Assets
Beginning of Period	100,858	12,147
End of Period	370,110	100,858

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $531,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Bond Fund

Financial Highlights

Investor Shares

				March 10,
				2016[1] to
For a Share Outstanding	Year Ended September 30,			Sept. 30,
Throughout Each Period	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.36	$10.76	$11.07	$10.00
Investment Operations
Net Investment Income	.524[2]	.443[2]	.504[2]	.286
Net Realized and Unrealized Gain (Loss) on Investments	.826	(.193)	.184	1.050
Total from Investment Operations	1.350	.250	.688	1.336
Distributions
Dividends from Net Investment Income	(.520)	(.439)	(.514)	(.266)
Distributions from Realized Capital Gains	—	(.211)	(.484)	—
Total Distributions	(.520)	(.650)	(.998)	(.266)
Net Asset Value, End of Period	$11.19	$10.36	$10.76	$11.07

Total Return[3]	13.40%	2.39%	7.01%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$64	$25	$12	$11
Ratio of Total Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%[4]
Ratio of Net Investment Income to Average Net Assets	4.73%	4.29%	4.79%	4.85%[4]
Portfolio Turnover Rate	272%	350%	261%	153%

1   Inception.

2   Calculated based on average shares outstanding.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Emerging Markets Bond Fund

Financial Highlights

Admiral Shares

	Year	Dec. 6,
	Ended	2017[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$24.11	$24.80
Investment Operations
Net Investment Income[2]	1.228	.875
Net Realized and Unrealized Gain (Loss) on Investments	1.940	(.659)
Total from Investment Operations	3.168	.216
Distributions
Dividends from Net Investment Income	(1.248)	(.906)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.248)	(.906)
Net Asset Value, End of Period	$26.03	$24.11

Total Return[3]	13.53%	0.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$76
Ratio of Total Expenses to Average Net Assets	0.45%	0.45%[4]
Ratio of Net Investment Income to Average Net Assets	4.88%	4.44%[4]
Portfolio Turnover Rate	272%	350%

1   Inception.

2   Calculated based on average shares outstanding.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

26

Emerging Markets Bond Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 5% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2019, the fund’s average investment in forward currency contracts represented 22% of net assets, based on the average of notional amounts at each quarter-end during the period.

27

Emerging Markets Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the

28

Emerging Markets Bond Fund

net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 7% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund has no open interest rate swap contracts at September 30, 2019.

6. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written

29

Emerging Markets Bond Fund

option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2019, the fund’s average value of options purchased and options written represented less than 1% and 0% of net assets, respectively, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

30

Emerging Markets Bond Fund

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $16,000, change to less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,936	—
Corporate Bonds	—	4,517	—
Sovereign Bonds	—	335,602	—
Temporary Cash Investments	17,108	—	—
Options Purchased	1,680	—	—
Futures Contracts—Assets[1]	20	—	—
Futures Contracts—Liabilities[1]	(13)	—	—
Forward Currency Contracts—Assets		916	—
Forward Currency Contracts—Liabilities		(378)	—
Swap Contracts—Assets	—	20	—
Swap Contracts—Liabilities	—	(9)	—
Total	18,795	344,604	—

1 Represents variation margin on the last day of the reporting period.

31

Emerging Markets Bond Fund

D.           At September 30, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Credit	Currency	Interest Rate
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	—	1,680	—	1,680
Variation Margin Receivable—Futures Contracts	—	—	20	20
Unrealized Appreciation—Forward Currency Contracts	—	916	—	916
Unrealized Appreciation—OTC Swap Contracts	20	—	—	20
Total Assets	20	2,596	20	2,636

Variation Margin Payable—Futures Contracts	—	—	(13)	(13)
Unrealized Depreciation—Forward Currency Contracts	—	(378)	—	(378)
Unrealized Depreciation—OTC Swap Contracts	(9)	—	—	(9)
Total Liabilities	(9)	(378)	(13)	(400)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2019, were:

	Credit	Currency	Interest Rate
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	—	—	744	744
Options Purchased	—	(264)	—	(264)
Swap Contracts	(133)	—	486	353
Forward Currency Contracts	—	1,059	—	1,059
Realized Net Gain (Loss) on Derivatives	(133)	795	1,230	1,892

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	—	—	78	78
Options Purchased	—	215	—	215
Swap Contracts	(34)	—	25	(9)
Forward Currency Contracts	—	517	—	517
Change in Unrealized Appreciation (Depreciation) on Derivatives	(34)	732	103	801

32

Emerging Markets Bond Fund

E.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	693
Total Distributable Earnings (Loss)	(693)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts and options; payables for distributions; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,217
Undistributed Long-Term Gains	450
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,941

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	359,341
Gross Unrealized Appreciation	9,778
Gross Unrealized Depreciation	(7,837)
Net Unrealized Appreciation (Depreciation)	1,941

33

Emerging Markets Bond Fund

F.            During the year ended September 30, 2019, the fund purchased $635,912,000 of investment securities and sold $423,060,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $23,826,000 and $20,092,000, respectively.

G.          Capital share transactions for each class of shares were:

	Year Ended September 30,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	63,399	5,855	53,674	5,051
Issued in Lieu of Cash Distributions	1,586	147	1,989	189
Redeemed	(28,388)	(2,633)	(41,244)	(4,001)
Net Increase (Decrease)—Investor Shares	36,597	3,369	14,419	1,239
Admiral Shares[1]
Issued	287,665	11,301	97,472	4,015
Issued in Lieu of Cash Distributions	4,933	195	1,453	60
Redeemed	(71,834)	(2,908)	(21,914)	(909)
Net Increase (Decrease)—Admiral Shares	220,764	8,588	77,011	3,166

1   Inception was December 6, 2017, for Admiral Shares.

H.           Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Emerging Markets Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

35

Special 2019 tax information (unaudited) for Vanguard Emerging Markets Bond Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $44,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q14310 112019

Annual Report | September 30, 2019 Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Institutional Short-Term Bond Fund	5
Institutional Intermediate-Term Bond Fund	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
Chairman and Chief Executive Officer
October 14, 2019

Your Fund’s Performance at a Glance

•   For the 12 months ended September 30, 2019, Vanguard Institutional Intermediate-Term Bond Fund returned 7.66% and Vanguard Institutional Short-Term Bond Fund returned 4.81%. The Intermediate-Term Fund lagged its benchmark, the Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index (+7.84%). The Short-Term Bond Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit 1–3 Year ex Baa Index (+4.53%).

•   For both funds, relative results were hurt by the mix of their bonds’ terms to maturity. This yield curve positioning was designed to exploit a return to a more normal yield curve, where yields get progressively higher as maturities rise. Instead, the curve flattened.

•   Security selection outside of the U.S. Treasury market benefited both funds.

•   The funds’ potential annual rates of income, as measured by their 30-day SEC yields, declined along with bond yields. The Intermediate-Term Fund’s yield fell 75 basis points to 2.31%. The Short-Term Fund’s yield fell 42 basis points to 2.33%. (A basis point is one-hundredth of a percentage point.)

•   The Short-Term Fund regularly uses derivatives to limit portfolio risks. The fund’s active derivative positions had a net negative impact on performance.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$1,022.58	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,036.73	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.97	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.97	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%, and for the Institutional Intermediate-Term Bond Fund Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000,000
	Year	Years	Years	Investment
Institutional Short-Term Bond Fund Institutional Plus Shares	4.81%	1.92%	1.85%	$12,016,510
Bloomberg Barclays U.S. 1–3 Year Government/Credit ex Baa Index	4.53	1.49	1.40	11,488,032
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.44	3.40	3.78	14,495,102

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Sector Diversification

As of September 30, 2019

Asset-Backed	43.0%
Commercial Mortgage-Backed	3.2
Finance	18.8
Foreign	9.4
Industrial	5.7
Treasury/Agency	19.8
Utilities	0.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Short-Term Bond Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (19.2%)
U.S. Government Securities (11.1%)
	United States Treasury Note/Bond	2.750%	9/30/20	211,000	212,912
	United States Treasury Note/Bond	2.500%	12/31/20	150,000	151,288
	United States Treasury Note/Bond	2.625%	6/15/21	52,000	52,796
1,2	United States Treasury Note/Bond	1.625%	6/30/21	108,400	108,265
	United States Treasury Note/Bond	1.750%	7/31/21	105,000	105,148
	United States Treasury Note/Bond	1.500%	8/15/22	100,000	99,781
	United States Treasury Note/Bond	1.500%	9/15/22	133,000	132,771
	United States Treasury Note/Bond	1.625%	8/15/29	1,900	1,892
					864,853
Agency Bonds and Notes (8.1%)
	Federal Home Loan Banks	1.500%	8/15/24	55,000	54,728
	Federal Home Loan Banks	3.250%	11/16/28	8,000	8,927
3	Federal National Mortgage Assn.	2.250%	4/12/22	182,000	184,832
3	Federal National Mortgage Assn.	1.375%	9/6/22	55,000	54,648
3	Federal National Mortgage Assn.	2.875%	9/12/23	98,700	103,473
3	Federal National Mortgage Assn.	2.500%	2/5/24	40,000	41,529
3	Federal National Mortgage Assn.	1.750%	7/2/24	149,000	150,048
	Tennessee Valley Authority	2.250%	3/15/20	30,100	30,142
					628,327
Conventional Mortgage-Backed Securities (0.0%)
3,4	Freddie Mac Gold Pool	6.000%	4/1/28	5	6
Total U.S. Government and Agency Obligations (Cost $1,477,997)					1,493,186
Asset-Backed/Commercial Mortgage-Backed Securities (44.9%)
4	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	7,700	7,722
4	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,490	1,501
4	Ally Auto Receivables Trust 2019-1	3.020%	4/15/24	5,520	5,682
4	Ally Auto Receivables Trust 2019-3	1.930%	5/15/24	11,670	11,679
4	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	29,190	29,164
4	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	29,540	30,132
4	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	33,960	34,696
4	American Express Credit Account Master Trust 2019-1	2.870%	10/15/24	11,940	12,233
4,5	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	3,145	3,258
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	9,910	9,931
4,5	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	708	723
4,5	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	740	841

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	5,215	5,321
4,5	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	3,490	3,567
4,5	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	4,020	4,215
4,5	Avis Budget Rental Car Funding AESOP LLC 2018-2A	4.000%	3/20/25	9,120	9,724
4,5	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	5,590	5,740
4	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	290	303
4	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	749	807
4	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	160	173
4	BANK 2017 - BNK4	3.625%	5/15/50	255	277
4	BANK 2017 - BNK5	3.390%	6/15/60	270	289
4	BANK 2017 - BNK6	3.254%	7/15/60	440	468
4	BANK 2017 - BNK6	3.518%	7/15/60	420	454
4	BANK 2017 - BNK6	3.741%	7/15/60	30	33
4	BANK 2017 - BNK7	3.435%	9/15/60	380	408
4	BANK 2017 - BNK8	3.488%	11/15/50	1,120	1,208
4	BANK 2017 - BNK9	3.538%	11/15/54	505	547
4	BANK 2018 - BN10	3.641%	2/15/61	380	408
4	BANK 2018 - BN12	4.255%	5/15/61	500	568
4	BANK 2018 - BN13	4.217%	8/15/61	210	238
4	BANK 2018 - BN14	4.185%	9/15/60	445	493
4	BANK 2018 - BN14	4.231%	9/15/60	410	465
4	BANK 2019 - BN17	3.623%	4/15/52	181	196
4	BANK 2019 - BN17	3.714%	4/15/52	576	638
4	BANK 2019 - BN18	3.584%	5/15/62	570	626
4	BANK 2019 - BN19	3.183%	8/15/61	470	501
4	BANK 2019 - BN20	3.011%	9/15/61	100	105
4,6	BANK 2019 - BN21	2.851%	10/17/52	460	474
4	Benchmark 2018-B1 Mortgage Trust	3.602%	1/15/51	110	117
4	Benchmark 2018-B1 Mortgage Trust	3.666%	1/15/51	590	643
4	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	60	65
4	Benchmark 2018-B2 Mortgage Trust	3.882%	2/15/51	830	919
4	Benchmark 2018-B3 Mortgage Trust	4.025%	4/10/51	580	649
4	Benchmark 2018-B5 Mortgage Trust	4.208%	7/15/51	590	670
4	Benchmark 2018-B6 Mortgage Trust	4.170%	10/10/51	1,118	1,236
4	Benchmark 2019-B10 Mortgage Trust	3.615%	3/15/62	194	210
4	BMW Vehicle Lease Trust 2018-1A	3.260%	7/20/21	16,420	16,611
4	BMW Vehicle Owner Trust 2018-A	1.920%	1/25/24	23,060	23,074
4	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	2,220	2,245
4,7	Brazos Higher Education Authority Inc. Series 2005, 3M USD LIBOR + 0.200%	2.549%	6/25/26	1,287	1,281
4,7	Brazos Higher Education Authority Inc. Series 2011, 3M USD LIBOR + 0.800%	2.932%	2/25/30	2,288	2,284
4,5	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	990	986
4,5	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	4,920	4,962

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	Canadian Pacer Auto Receivables Trust A Series 2019	2.960%	6/19/24	1,900	1,953
4,5	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	14,350	14,468
4,5	Canadian Pacer Auto Receiveable Trust A Series 2018	3.440%	8/21/23	6,380	6,527
4	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	35	35
4	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	33	33
4	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	15,950	16,136
4	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	5,380	5,481
4	Capital One Auto Receivables Trust 2019-2	1.920%	5/15/24	27,130	27,153
4	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	37,760	38,613
4	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	11,690	11,642
4	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	13,510	13,566
4	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	4,040	4,068
4	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	10,620	10,661
4	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	1,680	1,705
4	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	29,670	30,100
4	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	14,840	15,317
4	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	14,160	14,495
4	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	5,210	5,446
4	CarMax Auto Owner Trust 2019-3	2.180%	8/15/24	29,590	29,705
4	CarMax Auto Owner Trust 2019-3	2.300%	4/15/25	5,400	5,448
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	540	554
4	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	815	882
4	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	380	409
4	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	555	595
4	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	1,130	1,212
4	CD 2019-CD8 Commercial Mortgage Trust	2.912%	8/15/57	200	208
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	3,958	3,955
4,5	CFCRE Commercial Mortgage Trust 2011-C2	5.939%	12/15/47	2,072	2,195
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	472	497
4,5	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	17,653	17,813
4,5	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	8,617	8,723
4,5	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	370	369
4	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	1,950	1,964
4,5	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	450	464
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	952	981
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	226	234
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	3,415	3,663
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	687	726
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	2,026	2,164
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	756	805

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	255	270
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	591	621
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	3,132	3,341
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	50	52
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	950	1,025
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	4,095	4,430
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	1,456	1,537
4	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	280	290
4	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	520	559
4	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	1,085	1,165
4	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	230	261
4	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	1,040	1,169
4	CNH Equipment Trust 2016-B	1.970%	11/15/21	9,000	8,989
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	363	372
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	901	929
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	572	581
4,5	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	340	348
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	547	556
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	291	297
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	924	983
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	813	873
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	445	458
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,152	1,228
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	837	902
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	20	21
4	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	1,194	1,278
4,5	COMM 2013-CCRE9 Mortgage Trust	4.397%	7/10/45	3,169	3,344
4,5	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	330	341
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	161
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	984	1,006
4,5	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	1,098	1,128
4	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	20	21
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	505	545
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	30	32
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,060	1,138
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	350	374
4	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	350	365
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,106	3,319
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	80	84
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	2,492	2,651
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,257	1,329
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,987	2,142

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	855	899
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	855	917
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	976	1,051
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	487	521
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	44	46
4,5	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	496	507
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	2,004	2,168
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,580	1,686
4	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	520	554
4	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	520	584
4,5	Daimler Trucks Retail Trust 2018 -1	3.030%	11/15/24	11,840	11,942
4,5	Daimler Trucks Retail Trust 2019-1	2.770%	8/15/22	29,690	29,983
4,5	Daimler Trucks Retail Trust 2019-1	2.790%	5/15/25	3,980	4,047
4	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	740	789
4,5,7	DELAM 2018-1, 1M USD LIBOR + 0.700%	2.757%	11/19/25	16,440	16,432
4,5	Dell Equipment Finance Trust 2018-2	3.160%	2/22/21	16,149	16,221
4,5	Dell Equipment Finance Trust 2019-1	2.830%	3/22/24	10,610	10,761
4	Discover Card Execution Note Trust 2018-A5	3.320%	3/15/24	22,440	23,053
4	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	14,110	14,485
4,5	DLL Securitization Trust Series 2018-1	3.100%	4/18/22	13,535	13,649
4,5	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	27,790	28,135
4,5	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	6,700	6,881
4,5	DLL Securitization Trust Series 2019-DA1	2.890%	4/20/23	13,970	14,119
4,5	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	10,190	10,385
4,5	DLL Securitization Trust Series 2019-MA2	2.340%	9/20/23	21,160	21,187
4	Drive Auto Receivables Trust 2019-2	3.040%	3/15/23	7,110	7,169
4,5,7	Edsouth Indenture No. 9 LLC 2015-1, 1M USD LIBOR + 0.800%	2.818%	10/25/56	543	539
4,5	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	10,187	10,311
4,5	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/22/24	4,260	4,305
4,5	Enterprise Fleet Financing LLC Series 2019-1	3.070%	10/22/24	6,160	6,335
3,4	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	12,998	13,511
4	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	13,390	13,396
4,7	First National Master Note Trust 2017-2, 1M USD LIBOR + 0.440%	2.468%	10/16/23	6,030	6,036
4	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	5,350	5,396
4	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	15,260	15,394
4	Ford Credit Auto Lease Trust 2019-A	2.900%	5/15/22	29,360	29,689
4,5	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	39,000	39,095
4,5	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	36,545	36,665
4,5	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	21,710	21,686
4,5	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	61,220	61,994
4,5	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	30,610	30,754
4	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	26,200	26,467
4	Ford Credit Auto Owner Trust 2018-B	3.240%	4/15/23	40,870	41,639
4	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	14,050	14,487
4,5	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	6,560	6,790
4,5	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	31,840	33,304
4,5	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	33,950	35,877
4	Ford Credit Auto Owner Trust 2019-A	2.780%	9/15/23	34,570	35,055
4	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	18,140	18,602
4	Ford Credit Floorplan Master Owner Trust A Series 2015-5	2.390%	8/15/22	2,115	2,120

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A Series 2017-1	2.070%	5/15/22	36,150	36,125
4	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	30,110	30,119
4	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	40,300	40,857
4	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	40,960	42,070
4	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	18,220	18,548
4	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	242	242
4	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	29,110	29,231
4	GM Financial Automobile Leasing Trust 2018-3	3.180%	6/21/21	10,950	11,030
4	GM Financial Automobile Leasing Trust 2019-3	2.030%	6/20/22	22,230	22,204
4,5	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	7,860	7,881
4	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	5,945	6,079
4	GM Financial Consumer Automobile 2018-3	3.020%	5/16/23	31,600	32,053
4	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	9,990	10,302
4	GM Financial Consumer Automobile 2018-4	3.210%	10/16/23	35,400	36,061
4	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	20,490	21,311
4	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	14,060	14,534
4	GM Financial Consumer Automobile 2019-2	2.650%	2/16/24	22,660	22,912
4	GM Financial Consumer Automobile 2019-2	2.710%	8/16/24	6,850	7,017
4	GM Financial Consumer Automobile 2019-3	2.180%	4/16/24	25,100	25,252
4,5	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	29,660	29,652
4,5	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	27,050	27,428
4,5	GMF Floorplan Owner Revolving Trust 2019-1	2.700%	4/15/24	5,600	5,683
4,5	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	22,260	22,406
4,5	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	31,290	32,907
4,5,7	Gosforth Funding 2016-1A plc, 3M USD LIBOR + 0.700%	2.858%	2/15/58	609	609
4,5,7	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	2.582%	8/25/60	14,564	14,530
4,5	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	2,580	2,605
4,5	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	3.210%	2/18/25	4,630	4,764
4,5	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	217	228
4	GS Mortgage Securities Trust 2013-GC13	4.186%	7/10/46	1,338	1,432
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,176	1,212
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	60	63
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	3,596	3,851
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	110	118
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	60	64
4	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	620	653
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,380	1,472
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	460	479
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	80	84
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	5	5
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	1,170	1,249
4	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	580	600
4	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	555	627
4	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	140	149
4	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	500	526

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Harley-Davidson Motorcycle Trust 2019-A	2.340%	2/15/24	16,180	16,268
4	Harley-Davidson Motorcycle Trust 2019-A	2.390%	11/15/26	3,600	3,633
4,5	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	10,525	10,566
4,5	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	8,760	8,837
4,5,7	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	2.663%	10/15/54	11,325	11,314
4,5,7	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.723%	10/15/54	26,341	26,308
4	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	8,510	8,510
4	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	4,910	4,924
4	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	13,990	14,124
4	Honda Auto Receivables 2018-3 Owner Trust	2.950%	8/22/22	22,120	22,380
4	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	8,110	8,304
4	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	6,240	6,309
4	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	1,270	1,292
4	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	6,680	6,902
4	Honda Auto Receivables 2019-1 Owner Trust	2.900%	6/18/24	5,320	5,452
4	Honda Auto Receivables 2019-3 Owner Trust	1.780%	8/15/23	26,800	26,732
4	Honda Auto Receivables 2019-3 Owner Trust	1.850%	8/15/25	7,800	7,770
4,5	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	3,082	3,194
4,5	HPEFS Equipment Trust 2019-1	2.190%	9/20/29	6,400	6,400
4,5	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	1,300	1,299
4,5	Hudson Yards 2019-30HY	3.228%	7/10/39	420	450
4,5	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	8,250	8,306
4,5	Hyundai Auto Lease Securitization Trust 2018-B	3.040%	10/15/21	25,740	25,965
4,5	Hyundai Auto Lease Securitization Trust 2019-A	2.980%	7/15/ 22	12,240	12,387
4,5	Hyundai Auto Lease Securitization Trust 2019-A	3.050%	12/15/22	2,010	2,048
4,5	Hyundai Auto Lease Securitization Trust 2019-B	2.040%	8/15/22	25,950	25,915
4	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	6,960	6,958
4	Hyundai Auto Receivables Trust 2019-A	2.710%	5/15/25	3,260	3,331
4,5	Hyundai Floorplan Master Owner Trust Series 2019-1A	2.680%	4/15/24	7,000	7,106
4,5	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,036	2,111
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	1,862	1,858
4	John Deere Owner Trust 2017-A	2.110%	12/15/23	11,350	11,345
4	John Deere Owner Trust 2017-B	2.110%	7/15/24	6,770	6,770
4	John Deere Owner Trust 2018-B	3.080%	11/15/22	36,300	36,769
4	John Deere Owner Trust 2018-B	2.910%	7/17/23	25,490	25,917
4	John Deere Owner Trust 2018-B	3.230%	6/16/25	11,550	11,882
4	John Deere Owner Trust 2018-B	3.000%	1/15/26	4,030	4,144
4	John Deere Owner Trust 2019-B	2.210%	12/15/23	15,670	15,730
4	John Deere Owner Trust 2019-B	2.320%	5/15/26	8,340	8,400
4,5	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1	4.608%	6/15/43	24	24
4,5	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	299	302
4,5	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	1,368	1,405

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.554%	8/15/46	867	911
4,5	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	4,957	5,087
4	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	324	330
4,5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	1,627	1,673
4,5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	1,096	1,120
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.994%	1/15/46	2,026	2,143
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	294	303
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	264	280
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	1,250	1,342
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	1,315	1,348
4	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	328	338
4	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	1,650	1,709
4	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	110	119
4	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	310	334
4	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	2,043	2,147
4	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.176%	7/15/45	1,835	1,939
4	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	206	212
4	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	277	296
4	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	198	204
4	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	2,947	3,178
4	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	1,460	1,571
4	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	700	753
4	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	120	129
4	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.493%	8/15/47	233	245
4	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	1,183	1,260
4	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	390	406
4	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	10	11

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	330	345
4	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	40	43
4	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	220	238
4	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	490	526
4	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	860	938
4	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	340	365
4	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	80	84
4	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	240	257
4	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	230	261
4,5,7	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	2.570%	12/22/69	3,206	3,202
4,5,7	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.570%	12/22/69	12,228	12,259
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	866	867
4	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	12,310	12,684
4	Mercedes-Benz Auto Receivables Trust 2019-1	2.040%	1/15/26	9,370	9,391
4,5	Mercedes-Benz Master Owner Trust 2019-B	2.610%	5/15/24	23,330	23,702
4,5	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	1,083	1,088
4,5	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	8,390	8,414
4,5	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	10,320	10,338
4,5	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	5,160	5,256
4,5	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	6,490	6,682
4,5	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	3,550	3,711
4,5	MMAF Equipment Finance LLC 2019-A	3.080%	11/12/41	4,320	4,456
4	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	879	900
4	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	694	719
4	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	388	394
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.218%	7/15/46	3,023	3,222
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	1,023	1,081
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.299%	8/15/46	70	75
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	235	242
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	70	75
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	150	160

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	250	268
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	250	271
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	1,489	1,578
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	2,065	2,217
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	2,008	2,146
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	465	496
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	70	74
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	20	21
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	200	206
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	20	21
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	250	257
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	90	94
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	230	243
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	1,450	1,558
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	1,190	1,279
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	2,372	2,545
4	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	1,800	1,902
4	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	3,050	3,317
4	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	460	496
4,5	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	1,344	1,383
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	6,630	7,155
4	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	150	157
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	1,580	1,616
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	1,760	1,883
4	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	180	192
4	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	222	240
4	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	170	190
4,5,7	Motor plc 2017-1A, 1M USD LIBOR + 0.530%	2.548%	9/25/24	6,045	6,044
4,7	Navient Student Loan Trust 2014-8, 1M USD LIBOR + 0.600%	2.458%	4/25/23	367	367
4,5,7	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	3.068%	6/25/65	4,069	4,087
4,5,7	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	2.868%	6/25/65	2,621	2,628

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5,7	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	2.768%	3/25/66	29,643	29,794
4,5,7	Navient Student Loan Trust 2017-1, 1M USD LIBOR + 0.750%	2.768%	7/26/66	9,576	9,598
4	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	3,688	3,688
4	Nissan Auto Lease Trust 2018-B	3.250%	9/15/21	31,440	31,790
4	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	12,040	12,231
4	Nissan Auto Lease Trust 2019-A	2.760%	3/15/22	10,180	10,290
4	Nissan Auto Lease Trust 2019-A	2.780%	7/15/24	5,000	5,083
4	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	15,700	15,707
4	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	8,850	8,891
4	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	12,310	12,686
4	Nissan Auto Receivables 2019-A Owner Trust	3.000%	9/15/25	6,410	6,630
4	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	6,420	6,500
4	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	1,250	1,278
4,5	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	654	664
4,5	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	510	512
4,5,7	Pepper Residential Securities Trust 2017-A, 1M USD LIBOR + 1.100%	3.149%	3/10/58	59	59
4,5,7	Pepper Residential Securities Trust 2018-A, 1M USD LIBOR + 0.950%	2.989%	3/12/47	38	38
4,5,7	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	2.908%	1/16/60	2,220	2,219
4,5,7	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 0.350%	3.044%	6/20/60	11,973	12,016
4,5,7	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	2.991%	8/18/60	5,219	5,220
4,5,7	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	2.683%	7/15/58	13,840	13,873
4,5	PFS Financing Corp. 2017-B	2.220%	7/15/22	1,020	1,021
4,5,7	PFS Financing Corp. 2017-C, 1M USD LIBOR + 0.470%	2.498%	10/15/21	1,440	1,440
4,5	PFS Financing Corp. 2017-D	2.400%	10/17/22	1,500	1,503
4,5	PFS Financing Corp. 2018-D	3.190%	4/17/23	640	650
4,5,7	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	2.968%	11/25/65	10,798	10,818
4	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	5,097	5,217
4,5,7	Resimac Premier Series 2017-1A, 1M USD LIBOR + 0.950%	2.999%	9/11/48	2,758	2,760
4,5,7	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	2.849%	11/10/49	1,640	1,639
4,5,7	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	2.917%	12/5/59	2,538	2,535
4,5,7	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	2.899%	4/10/50	4,206	4,205
4,5	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	16,210	16,287
4,5	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	5,680	5,729
4,5	Santander Retail Auto Lease Trust 2019-A	2.770%	6/20/22	20,730	21,046
4,5	Securitized Term Auto Receivables Trust 2017-1A	1.890%	8/25/20	1,230	1,229
4,5	Securitized Term Auto Receivables Trust 2017-1A	2.209%	6/25/21	12,900	12,907

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	4,160	4,148
4,5	Securitized Term Auto Receivables Trust 2018-1A	3.068%	1/25/22	11,310	11,397
4,5	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	4,030	4,117
4,5	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	3,820	3,939
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	2,330	2,322
4,5	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	374	379
4,5,7	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.500%	3.477%	2/17/32	304	311
4,5,7	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	3.128%	9/15/34	509	512
4,5,7	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	2.927%	9/15/34	2,572	2,578
4,5	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	766	776
4,5	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	2,320	2,433
4,5	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	1,370	1,416
4,5	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	2,530	2,632
4,5	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	3,366	3,373
4,5,7	SoFi Professional Loan Program 2017-A LLC, 1M USD LIBOR + 0.700%	2.718%	3/26/40	1,262	1,264
4,5	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	863	875
4,5	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	600	605
4,5	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	459	458
4,5	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	350	355
4,5	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	468	467
4,5	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	580	588
4,5	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	236	237
4,5	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	230	234
4,5	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	1,600	1,644
4,5	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	3,590	3,740
4,5	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	2,000	2,107
4	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	13,520	13,863
4	Synchrony Card Issuance Trust 2019-2A	2.340%	6/15/25	20,100	20,260
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	24,190	24,268
4	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	210	211
4	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	5,240	5,334
4,5	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	106
4	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	840	842
4	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	480	485
4	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	5,060	5,189
4	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	30,750	31,186
4	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	14,270	14,725
4	Toyota Auto Receivables 2019-A Owner Trust	2.910%	7/17/23	50,390	51,288
4	Toyota Auto Receivables 2019-A Owner Trust	3.000%	5/15/24	4,280	4,415
4	Toyota Auto Receivables 2019-C Owner Trust	1.910%	9/15/23	32,870	32,852
4,5	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	2,350	2,336
4,5	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	4,940	4,964
4,5	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	40,460	40,948

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	247	257
4	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	495	538
4	UBS Commercial Mortgage Trust 2019-C16	3.460%	4/15/52	214	229
4,5	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	2,364	2,434
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	521	532
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	100	103
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	60	62
4	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	7,560	7,539
4	USAA Auto Owner Trust 2019-1	2.160%	7/17/23	9,440	9,464
4,5	Verizon Owner Trust 2018-1	2.820%	9/20/22	35,740	35,993
4	Verizon Owner Trust 2018-A	3.230%	4/20/23	40,810	41,596
4	Verizon Owner Trust 2019-A	2.930%	9/20/23	13,810	14,057
4,5	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,236	2,287
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	18,810	19,041
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	8,520	8,732
4	Volkswagen Auto Loan Enhanced Trust 2018-2	3.250%	4/20/23	39,670	40,343
4	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	11,540	11,945
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	513	523
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	434	448
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	260	269
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	1,306	1,396
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.420%	7/15/46	350	373
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	90	95
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	20	21
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	10	11
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	1,010	1,054
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	72	75
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	460	487
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	2,674	2,864
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	700	752
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	1,771	1,919
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	2,594	2,793
4	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	880	897
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	2,460	2,631

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	360	385
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	90	98
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	520	558
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	190	200
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	2,135	2,284
4	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	1,160	1,255
4	Wells Fargo Commercial Mortgage Trust 2 017-C41	3.472%	11/15/50	1,430	1,536
4	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	580	628
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	246	266
4	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	235	265
4	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	3,410	3,815
4	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	280	311
4	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	230	252
4	Wells Fargo Commercial Mortgage Trust 2019-C49	4.023%	3/15/52	190	214
4	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	250	270
4	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	240	249
4,5	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	614	631
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	597	615
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	752	782
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	385	393
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	1,152	1,178
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	567	584
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	298	307
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	526	562
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	181	186
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	300	310
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,042	1,121
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	960	1,019
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	110	118
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	30	32
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	80	84
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	230	244
4	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	791	839
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,038	1,116
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,251	2,390

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	60	64
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	1,179	1,264
4,5	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	637	636
4	World Financial Network Credit Card Master Note Trust Series 2015-B	2.550%	6/17/24	3,270	3,280
4	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	5,280	5,353
4	World Omni Auto Receivables Trust 2018-D	3.330%	4/15/24	47,300	48,290
4	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	5,870	6,134
4	World Omni Auto Receivables Trust 2019-A	3.220%	6/16/25	6,420	6,667
4	World Omni Automobile Lease Securitization Trust 2018-A	2.830%	7/15/21	11,810	11,865
4	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	23,160	23,499
4	World Omni Automobile Lease Securitization Trust 2019-B	2.030%	11/15/22	22,200	22,118
4,5	World Omni Select Auto Trust A Series 2018-1 A2	3.240%	4/15/22	20,112	20,177
4,5	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	9,120	9,245
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,438,492)					3,493,398
Corporate Bonds (23.3%)
Finance (17.7%)
	Banking (16.9%)
5	ABN AMRO Bank NV	3.400%	8/27/21	7,500	7,643
	American Express Co.	2.200%	10/30/20	605	605
	American Express Co.	3.700%	11/5/21	10,550	10,898
	American Express Co.	2.750%	5/20/22	3,000	3,045
	American Express Credit Corp.	2.250%	5/5/21	10,459	10,483
5	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	15,855	15,860
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	4,215	4,287
	Banco Santander SA	2.706%	6/27/24	5,000	5,056
4	Bank of America Corp.	2.369%	7/21/21	1,515	1,517
4	Bank of America Corp.	2.328%	10/1/21	4,660	4,664
4	Bank of America Corp.	2.738%	1/23/22	33,000	33,227
	Bank of Montreal	3.300%	2/5/24	4,000	4,167
	Bank of Nova Scotia	2.228%	12/11/19	31,695	31,698
	Bank of Nova Scotia	2.350%	10/21/20	4,245	4,251
	Bank of Nova Scotia	3.400%	2/11/24	5,435	5,687
5	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	26,854	26,885
5	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	4,375	4,382
5	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	22,303	22,574
	BB&T Corp.	3.050%	6/20/22	10,000	10,233
	Branch Banking & Trust Co.	2.625%	1/15/22	4,000	4,036
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	20,360	21,430
	Citibank NA	2.125%	10/20/20	17,095	17,111
	Citibank NA	2.850%	2/12/21	31,060	31,408
[5]	Commonwealth Bank of Australia	5.000%	10/15/19	12,667	12,681
	Commonwealth Bank of Australia	2.300%	3/12/20	1,100	1,101
	Commonwealth Bank of Australia	2.400%	11/2/20	2,045	2,053
5	Commonwealth Bank of Australia	2.000%	9/6/21	25,776	25,724
5	Commonwealth Bank of Australia	2.750%	3/10/22	4,760	4,834

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Commonwealth Bank of Australia	3.450%	3/16/23	2,457	2,567
5	Commonwealth Bank of Australia	3.350%	6/4/24	7,650	8,023
	Cooperatieve Rabobank UA	3.875%	2/8/22	13,745	14,288
5	Danske Bank A/S	2.750%	9/17/20	8,000	8,018
5	Danske Bank A/S	2.000%	9/8/21	850	843
5	Federation des Caisses Desjardins du Quebec	2.250%	10/30/20	11,220	11,237
	Fifth Third Bank	2.200%	10/30/20	825	826
	Fifth Third Bank	2.875%	10/1/21	1,450	1,467
	Goldman Sachs Group Inc.	2.550%	10/23/19	12,800	12,803
	Goldman Sachs Group Inc.	2.600%	12/27/20	6,415	6,421
	Goldman Sachs Group Inc.	2.875%	2/25/21	8,856	8,934
	Goldman Sachs Group Inc.	2.625%	4/25/21	2,250	2,264
	Goldman Sachs Group Inc.	3.000%	4/26/22	3,000	3,033
	Goldman Sachs Group Inc.	3.625%	2/20/24	10,000	10,474
	HSBC Holdings plc	2.650%	1/5/22	36,300	36,554
4	HSBC Holdings plc	3.033%	11/22/23	7,020	7,097
4	HSBC Holdings plc	3.950%	5/18/24	17,510	18,276
4	HSBC Holdings plc	3.803%	3/11/25	1,900	1,979
	Huntington National Bank	2.375%	3/10/20	5,300	5,305
	JPMorgan Chase & Co.	2.550%	10/29/20	28,960	29,109
	JPMorgan Chase & Co.	2.550%	3/1/21	19,218	19,329
4	JPMorgan Chase & Co.	3.514%	6/18/22	16,310	16,666
	JPMorgan Chase & Co.	3.250%	9/23/22	7,585	7,841
4	JPMorgan Chase & Co.	2.776%	4/25/23	15,045	15,229
4	JPMorgan Chase Bank NA	3.086%	4/26/21	93,000	93,458
	Lloyds Bank plc	3.300%	5/7/21	25,000	25,426
4	Lloyds Banking Group plc	2.907%	11/7/23	10,010	10,043
	Manufacturers & Traders Trust Co.	2.050%	8/17/20	4,815	4,817
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	2,440	2,461
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	5,278	5,326
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	2,500	2,554
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	1,930	1,923
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	2,400	2,453
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	7,000	7,053
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	11,390	11,499
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	24,765	26,028
5	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	2,710	2,710
5	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	18,515	18,626
	Mizuho Financial Group Inc.	2.953%	2/28/22	2,680	2,719
	Morgan Stanley	2.800%	6/16/20	808	812
	Morgan Stanley	2.500%	4/21/21	14,738	14,815
	Morgan Stanley	2.625%	11/17/21	14,452	14,581
	Morgan Stanley	2.750%	5/19/22	32,935	33,393
5	MUFG Bank Ltd.	2.300%	3/5/20	1,830	1,831
5	MUFG Bank Ltd.	2.750%	9/14/20	8,725	8,780
5	MUFG Bank Ltd.	2.850%	9/8/21	3,990	4,026
	MUFG Union Bank NA	3.150%	4/1/22	15,875	16,258
	National Australia Bank Ltd.	1.875%	7/12/21	15,000	14,950
	National Bank of Canada	2.150%	6/12/20	7,000	7,010
	PNC Bank NA	2.550%	12/9/21	1,120	1,129
	PNC Bank NA	2.625%	2/17/22	850	859
	PNC Bank NA	2.700%	11/1/22	4,000	4,047
	Royal Bank of Canada	2.150%	10/26/20	16,860	16,885
	Royal Bank of Canada	3.700%	10/5/23	4,670	4,940

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	2.550%	7/16/24	1,366	1,382
	Santander UK plc	3.400%	6/1/21	24,000	24,370
	State Street Corp.	4.375%	3/7/21	3,200	3,305
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	14,190	14,203
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	1,950	1,957
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	4,695	4,930
	SunTrust Bank	2.800%	5/17/22	21,000	21,380
	Svenska Handelsbanken AB	2.450%	3/30/21	800	804
	Svenska Handelsbanken AB	1.875%	9/7/21	5,215	5,197
	Toronto-Dominion Bank	1.900%	10/24/19	28,630	28,628
	Toronto-Dominion Bank	3.150%	9/17/20	17,185	17,358
	Toronto-Dominion Bank	3.250%	6/11/21	21,675	22,120
	Toronto-Dominion Bank	3.500%	7/19/23	15,085	15,899
5	UBS AG	2.450%	12/1/20	21,355	21,468
5	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	6,579	6,655
5	UBS Group Funding Switzerland AG	3.491%	5/23/23	3,400	3,493
	US Bancorp	2.950%	7/15/22	4,800	4,908
	US Bank NA	3.450%	11/16/21	5,750	5,904
	US Bank NA	2.650%	5/23/22	8,395	8,539
	Wells Fargo & Co.	3.750%	1/24/24	11,800	12,460
	Wells Fargo Bank NA	2.400%	1/15/20	38,900	38,932
	Wells Fargo Bank NA	2.600%	1/15/21	20,000	20,147
4	Wells Fargo Bank NA	3.325%	7/23/21	37,575	37,913
	Wells Fargo Bank NA	3.625%	10/22/21	19,400	19,953
4	Wells Fargo Bank NA	2.082%	9/9/22	3,000	2,991
	Wells Fargo Bank NA	3.550%	8/14/23	9,525	10,000
	Westpac Banking Corp.	2.000%	8/19/21	5,000	4,996
	Westpac Banking Corp.	2.750%	1/11/23	11,725	11,970
	Westpac Banking Corp.	3.300%	2/26/24	4,310	4,509

	Brokerage (0.0%)
	Ameriprise Financial Inc.	3.000%	3/22/22	2,000	2,036

	Insurance (0.6%)
5	AIG Global Funding	2.700%	12/15/21	2,570	2,589
	Berkshire Hathaway Inc.	2.750%	3/15/23	7,800	7,987
5	Principal Life Global Funding II	2.204%	12/11/19	27,685	27,679
	UnitedHealth Group Inc.	2.375%	10/15/22	2,339	2,352
	UnitedHealth Group Inc.	3.500%	2/15/24	2,350	2,474

	Real Estate Investment Trusts (0.2%)
	Realty Income Corp.	3.250%	10/15/22	2,475	2,546
	Simon Property Group LP	4.375%	3/1/21	10,000	10,275
	Simon Property Group LP	2.500%	7/15/21	2,285	2,300
	Simon Property Group LP	2.350%	1/30/22	3,000	3,021
					1,377,165
Industrial (5.5%)
	Basic Industry (0.3%)
	Airgas Inc.	2.375%	2/15/20	12,470	12,481
5	Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP	2.450%	5/1/20	4,285	4,293
5	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	3,413	3,505

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital Goods (1.1%)
	3M Co.	1.750%	2/14/23	4,425	4,407
	3M Co.	2.250%	3/15/23	3,289	3,322
	Boeing Co.	2.300%	8/1/21	15,355	15,417
	Caterpillar Financial Services Corp.	2.250%	12/1/19	15,025	15,026
	Caterpillar Financial Services Corp.	1.850%	9/4/20	20,000	19,974
	Caterpillar Financial Services Corp.	2.500%	11/13/20	4,850	4,869
	Caterpillar Financial Services Corp.	2.650%	5/17/21	12,865	12,996
	Caterpillar Financial Services Corp.	1.931%	10/1/21	1,130	1,126
	Caterpillar Financial Services Corp.	2.400%	6/6/22	1,016	1,026
	Caterpillar Financial Services Corp.	1.900%	9/6/22	7,725	7,712
	John Deere Capital Corp.	1.950%	6/13/22	2,760	2,759

	Communication (0.2%)
	America Movil SAB de CV	5.000%	3/30/20	2,433	2,464
5	Sky plc	3.125%	11/26/22	9,480	9,789
	Walt Disney Co.	1.650%	9/1/22	3,310	3,300

	Consumer Cyclical (0.5%)
	American Honda Finance Corp.	3.000%	6/16/20	8,450	8,510
	American Honda Finance Corp.	1.650%	7/12/21	1,000	994
5	BMW US Capital LLC	3.250%	8/14/20	6,300	6,355
5	Nissan Motor Acceptance Corp.	2.150%	7/13/20	3,500	3,496
5	Nissan Motor Acceptance Corp.	2.150%	9/28/20	5,000	5,004
5	Nissan Motor Acceptance Corp.	2.550%	3/8/21	600	601
5	Nissan Motor Acceptance Corp.	3.650%	9/21/21	3,500	3,575
5	Nissan Motor Acceptance Corp.	2.600%	9/28/22	700	702
	Toyota Motor Corp.	3.183%	7/20/21	6,600	6,742
	Toyota Motor Credit Corp.	2.750%	5/17/21	1,000	1,013

	Consumer Noncyclical (1.1%)
5	Bristol-Myers Squibb Co.	2.550%	5/14/21	15,210	15,364
5	Bristol-Myers Squibb Co.	2.600%	5/16/22	12,870	13,083
	Gilead Sciences Inc.	2.350%	2/1/20	14,075	14,077
	GlaxoSmithKline Capital plc	2.875%	6/1/22	38,600	39,441
	SSM Health Care Corp.	3.688%	6/1/23	6,485	6,822

	Energy (1.2%)
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	12,522	12,709
	BP Capital Markets America Inc.	4.500%	10/1/20	7,940	8,129
	BP Capital Markets America Inc.	3.245%	5/6/22	1,135	1,168
	BP Capital Markets plc	2.521%	1/15/20	480	481
	BP Capital Markets plc	2.315%	2/13/20	14,647	14,662
	Chevron Corp.	2.411%	3/3/22	13,980	14,041
	Exxon Mobil Corp.	1.902%	8/16/22	5,000	5,021
	Shell International Finance BV	1.750%	9/12/21	11,925	11,884
	Total Capital International SA	2.218%	7/12/21	10,000	10,038
	Total Capital International SA	2.875%	2/17/22	18,000	18,406

	Other Industrial (0.2%)
5	CK Hutchison International 17 II Ltd.	2.250%	9/29/20	12,480	12,463

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Technology (0.7%)
	Apple Inc.	1.700%	9/11/22	8,000	7,988
	International Business Machines Corp.	2.800%	5/13/21	18,700	18,951
	International Business Machines Corp.	2.850%	5/13/22	23,380	23,896

	Transportation (0.2%)
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	9,257	9,258
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	5,280	5,345
4	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	3,883	3,895
					428,580
Utilities (0.1%)
	Electric (0.1%)
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	3,325	3,337
	Duke Energy Florida LLC	4.550%	4/1/20	200	202
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,023	2,067
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	2,000	2,018
	NSTAR Electric Co.	3.500%	9/15/21	830	849
	Public Service Electric & Gas Co.	3.500%	8/15/20	1,297	1,313
					9,786
Total Corporate Bonds (Cost $1,791,494)					1,815,531
Sovereign Bonds (9.1%)
5	Avi Funding Co. Ltd.	2.850%	9/16/20	7,700	7,738
5	Bermuda	4.138%	1/3/23	7,000	7,401
	Bermuda	4.138%	1/3/23	7,800	8,176
5	BNG Bank NV	1.750%	10/30/19	35,000	34,995
5	CDP Financial Inc.	4.400%	11/25/19	12,903	12,943
5	CDP Financial Inc.	2.750%	3/7/22	32,500	33,262
5	CDP Financial Inc.	3.150%	7/24/24	1,750	1,845
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,850	1,852
	Corp Nacional del Cobre de Chile	3.750%	11/4/20	1,500	1,523
	Corp. Andina de Fomento	2.200%	7/18/20	2,307	2,305
5	CPPIB Capital Inc.	2.750%	7/22/21	8,000	8,132
5,8	Dexia Credit Local SA	1.875%	9/15/21	10,000	9,992
5	Dexia Credit Local SA	2.375%	9/20/22	10,290	10,439
5	Dexia Credit Local SA	3.250%	9/26/23	50,000	52,567
	Emirate of Abu Dhabi	2.500%	10/11/22	17,000	17,181
5	Emirate of Abu Dhabi	2.125%	9/30/24	13,500	13,424
	Equinor ASA	3.150%	1/23/22	3,000	3,080
	Equinor ASA	2.650%	1/15/24	2,000	2,052
	Export-Import Bank of Korea	1.500%	10/21/19	19,500	19,494
	Export-Import Bank of Korea	5.125%	6/29/20	1,500	1,533
	Export-Import Bank of Korea	4.000%	1/29/21	5,200	5,325
	Export-Import Bank of Korea	3.000%	11/1/22	2,400	2,459
5	Harvest Operations Corp.	4.200%	6/1/23	2,000	2,130
	IDB Trust Services Ltd.	2.393%	4/12/22	25,625	25,805
7	Industrial & Commercial Bank of China Ltd., 3M USD LIBOR + 0.750%	2.937%	11/8/20	4,500	4,505

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Inter-American Development Bank	2.125%	11/9/20	150	151
9	Japan Bank for International Cooperation	2.125%	11/16/20	12,500	12,518
9	Japan Bank for International Cooperation	3.125%	7/20/21	24,300	24,829
9	Japan Bank for International Cooperation	2.500%	5/23/24	5,000	5,131
	Kingdom of Saudi Arabia	2.375%	10/26/21	14,000	14,025
	Korea Development Bank	4.625%	11/16/21	2,315	2,431
	Korea Development Bank	3.000%	3/19/22	12,500	12,760
7	Korea Development Bank, 3M USD LIBOR + 0.475%	2.574%	10/1/22	50,000	50,009
7	Korea Development Bank, 3M USD LIBOR + 0.550%	2.669%	3/12/21	10,000	10,012
7	Korea Development Bank, 3M USD LIBOR + 0.675%	2.839%	9/19/20	11,225	11,251
	Korea Hydro & Nuclear Power Co. Ltd.	4.750%	7/13/21	5,366	5,598
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	4,786	4,883
	Korea Midland Power Co. Ltd.	2.500%	7/21/21	533	535
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	1,605	1,644
5	Ontario Teachers’ Finance Trust	2.125%	9/19/22	20,000	20,195
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	1,000	1,001
	Province of Alberta	1.900%	12/6/19	20,000	19,991
5	Province of Alberta	1.750%	8/26/20	9,350	9,329
	Province of Manitoba	2.100%	9/6/22	1,400	1,414
	Province of Ontario	4.000%	10/7/19	2,575	2,576
	Province of Ontario	4.400%	4/14/20	19,500	19,722
	Province of Quebec	2.750%	8/25/21	6,350	6,466
	Republic of Chile	3.875%	8/5/20	17,600	17,864
	Republic of Chile	3.250%	9/14/21	650	665
	Republic of Lithuania	7.375%	2/11/20	40,260	40,995
	Republic of Lithuania	6.125%	3/9/21	17,510	18,491
	Republic of Lithuania	6.625%	2/1/22	20,500	22,633
	Republic of Poland	5.125%	4/21/21	1,350	1,416
	Republic of Poland	5.000%	3/23/22	20,630	22,126
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	5,542	5,585
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	3,630	3,833
	State of Israel	3.150%	6/30/23	2,000	2,084
	State of Kuwait	2.750%	3/20/22	9,727	9,859
	State of Qatar	3.875%	4/23/23	9,734	10,295
	State of Qatar	3.375%	3/14/24	14,800	15,490
5	Temasek Financial I Ltd.	4.300%	10/25/19	2,500	2,503
5	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,065
Total Sovereign Bonds (Cost $694,514)					705,533

				Shares
Temporary Cash Investments (2.7%)
Money Market Fund (1.3%)
10	Vanguard Market Liquidity Fund	2.098%		1,023,134	102,324

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.0%)
United States Treasury Bill	1.768%–1.834%	9/10/20	80,729	79,401

Certificates of Deposit (0.4%)
Cooperatieve Rabobank UA	1.980%	10/25/19	32,235	32,232
Total Temporary Cash Investments (Cost $213,905)				213,957
Total Investments (99.2%) (Cost $7,616,402)				7,721,605

				Amount
				($000)
Other Assets and Liabilities (0.8%)
Other Assets
Investment in Vanguard				371
Receivables for Investment Securities Sold				88,952
Receivables for Accrued Income				28,917
Variation Margin Receivable—Futures Contracts				794
Variation Margin Receivable—CC Swap Contracts				24
Other Assets				899
Total Other Assets				119,957
Liabilities
Payables for Investment Securities Purchased				(58,689)
Payables to Vanguard				(877)
Variation Margin Payable—Futures Contracts				(807)
Variation Margin Payable—CC Swap Contracts				(22)
Unrealized Depreciation—OTC Swap Contracts				(216)
Other Liabilities				(1)
Total Liabilities				(60,612)
Net Assets (100%)
Applicable to 563,146,218 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				7,780,950
Net Asset Value Per Share				$13.82

Institutional Short-Term Bond Fund

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	7,725,451
Total Distributable Earnings (Loss)	55,499
Net Assets	7,780,950

•             See Note A in Notes to Financial Statements.

1            Securities with a value of $4,120,000 have been segregated as initial margin for open futures contracts.

2            Securities with a value of $10,737,000 have been segregated as initial margin for open centrally cleared swap contracts.

3            The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4            The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5            Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $1,861,007,000, representing 23.9% of net assets.

6            Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2019.

7            Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

8            Guaranteed by multiple countries.

9            Guaranteed by the Government of Japan.

10     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CC—Centrally Cleared.

LIBOR—London Interbank Offered Rate.

OTC—Over-the-Counter.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
2-Year U.S. Treasury Note	December 2019	7,510	1,618,405	(3,757)
30-Year U.S. Treasury Bond	December 2019	69	11,200	(78)
				(3,835)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2019	(2,536)	(302,160)	301
10-Year U.S. Treasury Note	December 2019	(209)	(27,235)	(10)
Ultra 10-Year U.S. Treasury Note	December 2019	(64)	(9,114)	(54)
				237
				(3,598)

Institutional Short-Term Bond Fund

Over-the-Counter Credit Default Swaps
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Purchased
State of Qatar	6/20/22	BOANA	2,720	(1.000)		(56)	(18)	—	(74)
State of Qatar	6/20/22	CITNA	5,280	(1.000)		(108)	(34)	—	(142)
						(164)	(52)	—	(216)

1 Periodic premium received/paid quarterly.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

Centrally Cleared Interest Rate Swaps
			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[2]	(Paid	)[3]	Value	(Depreciation )
Termination Date	Date	($000)	(%	)	(%	)	($000)	($000)
12/18/20	12/18/19[1]	114,572	2.500		(0.000)		910	128
12/20/21	12/18/19[1]	177,164	(1.500)		0.000		180	(386)
12/19/22	12/18/19[1]	165,734	(1.500)		0.000		(7)	(592)
12/18/23	12/18/19[1]	162,807	(1.500)		0.000		(138)	(830)
12/18/24	12/18/19[1]	85,256	(1.500)		0.000		(95)	(547)
12/18/26	12/18/19[1]	64,988	(1.750)		0.000		(1,088)	(635)
							(238)	(2,862)

1   Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2   Fixed interest payment received/paid semiannually.

3   Based on 3-month LIBOR as of the most recent payment date. Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Interest[1]	218,353
Total Income	218,353
Expenses
The Vanguard Group—Note B
Investment Advisory Services	283
Management and Administrative	1,139
Marketing and Distribution	76
Custodian Fees	53
Auditing Fees	36
Trustees’ Fees and Expenses	3
Total Expenses	1,590
Net Investment Income	216,763
Realized Net Gain (Loss)
Investment Securities Sold[1]	20,106
Futures Contracts	3,772
Swap Contracts	(28,253)
Realized Net Gain (Loss)	(4,375)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	162,985
Futures Contracts	(291)
Swap Contracts	(3,917)
Change in Unrealized Appreciation (Depreciation)	158,777
Net Increase (Decrease) in Net Assets Resulting from Operations	371,165

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,812,000, $38,000, and $24,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	216,763	145,799
Realized Net Gain (Loss)	(4,375)	(37,611)
Change in Unrealized Appreciation (Depreciation)	158,777	(59,002)
Net Increase (Decrease) in Net Assets Resulting from Operations	371,165	49,186
Distributions
Net Investment Income	(216,604)	(145,766)
Realized Capital Gain	—	—
Total Distributions	(216,604)	(145,766)
Capital Share Transactions
Issued	362,489	1,370,015
Issued in Lieu of Cash Distributions	216,604	145,766
Redeemed	(748,794)	(855,959)
Net Increase (Decrease) from Capital Share Transactions	(169,701)	659,822
Total Increase (Decrease)	(15,140)	563,242
Net Assets
Beginning of Period	7,796,090	7,232,848
End of Period	7,780,950	7,796,090

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

					June 19,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.55	$13.75	$13.84	$13.79	$13.79
Investment Operations
Net Investment Income	.373[2]	.293[2]	.221[2]	.188	.047
Net Realized and Unrealized Gain (Loss)
on Investments	.271	(.202)	(.071)	.052	.001
Total from Investment Operations	.644	.091	.150	.240	.048
Distributions
Dividends from Net Investment Income	(.374)	(.291)	(.229)	(.187)	(.048)
Distributions from Realized Capital Gains	—	—	(.011)	(.003)	—
Total Distributions	(.374)	(.291)	(.240)	(.190)	(.048)
Net Asset Value, End of Period	$13.82	$13.55	$13.75	$13.84	$13.79

Total Return	4.81%	0.67%	1.10%	1.75%	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,781	$7,796	$7,233	$10,397	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.15%	1.61%	1.37%	1.22%[3]
Portfolio Turnover Rate	83%	118%[4]	66%	119%	28%

1   Commencement of operations as a registered investment company.

2   Calculated based on average shares outstanding.

3   Annualized.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 21% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Institutional Short-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position

Institutional Short-Term Bond Fund

at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 8% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Institutional Short-Term Bond Fund

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $371,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,493,186	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,493,398	—
Corporate Bonds	—	1,815,531	—
Sovereign Bonds	—	705,533	—
Temporary Cash Investments	102,324	111,633	—
Futures Contracts—Assets[1]	794	—	—
Futures Contracts—Liabilities[1]	(807)	—	—
Swap Contracts—Assets	24[1]	—	—
Swap Contracts—Liabilities	(22)[1]	(216)	—
Total	102,313	7,619,065	—

1 Represents variation margin on the last day of the reporting period.

Institutional Short-Term Bond Fund

D.           At September 30, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	794	—	794
Variation Margin Receivable—CC Swap Contracts	24	—	24
Total Assets	818	—	818

Variation Margin Payable—Futures Contracts	(807)	—	(807)
Variation Margin Payable—CC Swap Contracts	(22)	—	(22)
Unrealized Depreciation—OTC Swap Contracts	—	(216)	(216)
Total Liabilities	(829)	(216)	(1,045)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2019, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,772	—	3,772
Swap Contracts	(28,234)	(19)	(28,253)
Realized Net Gain (Loss) on Derivatives	(24,462)	(19)	(24,481)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(291)	—	(291)
Swap Contracts	(3,941)	24	(3,917)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4,232)	24	(4,208)

E.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Institutional Short-Term Bond Fund

The differences are primarily related to the tax deferral of losses on wash sales and straddles; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	933
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(45,992)
Net Unrealized Gains (Losses)	101,359

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,617,221
Gross Unrealized Appreciation	107,098
Gross Unrealized Depreciation	(5,739)
Net Unrealized Appreciation (Depreciation)	101,359

F.            During the year ended September 30, 2019, the fund purchased $2,624,577,000 of investment securities and sold $2,882,606,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,745,599,000 and $3,334,692,000, respectively. Total purchases and sales include $783,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.          Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	26,336	100,885
Issued in Lieu of Cash Distributions	15,817	10,716
Redeemed	(54,155)	(62,628)
Net Increase (Decrease) in Shares Outstanding	(12,002)	48,973

H.           Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000,000
	Year	Years	Years	Investment
Institutional Intermediate-Term Bond Fund Institutional Plus Shares	7.66%	2.68%	3.09%	$13,556,272
Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index	7.84	2.60	2.96	13,388,592
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	3.75	14,448,197

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Sector Diversification

As of September 30, 2019

Asset-Backed	13.5%
Commercial Mortgage-Backed	2.4
Finance	12.8
Foreign	6.7
Government Mortgage-Backed	30.4
Industrial	7.4
Treasury/Agency	25.7
Utilities	1.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Intermediate-Term Bond Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (54.6%)
U.S. Government Securities (23.8%)
	United States Treasury Note/Bond	1.375%	4/30/21	43,990	43,749
	United States Treasury Note/Bond	1.375%	5/31/21	266,000	264,505
	United States Treasury Note/Bond	2.125%	5/31/21	77,600	78,121
	United States Treasury Note/Bond	1.625%	6/30/21	60,000	59,925
	United States Treasury Note/Bond	1.500%	8/31/21	100,000	99,703
	United States Treasury Note/Bond	2.000%	10/31/21	37,000	37,255
	United States Treasury Note/Bond	2.125%	12/31/21	103,000	104,127
	United States Treasury Note/Bond	1.500%	1/31/22	10,000	9,972
	United States Treasury Note/Bond	2.500%	2/15/22	47,025	47,973
1	United States Treasury Note/Bond	1.875%	2/28/22	285,000	286,693
	United States Treasury Note/Bond	1.750%	3/31/22	27,115	27,217
	United States Treasury Note/Bond	1.750%	4/30/22	18,000	18,068
	United States Treasury Note/Bond	2.125%	6/30/22	12,175	12,354
	United States Treasury Note/Bond	1.500%	8/15/22	200,000	199,562
	United States Treasury Note/Bond	1.500%	9/15/22	382,856	382,197
	United States Treasury Note/Bond	1.750%	9/30/22	26,500	26,633
2	United States Treasury Note/Bond	1.625%	11/15/22	15,050	15,073
	United States Treasury Note/Bond	2.000%	11/30/22	18,700	18,940
	United States Treasury Note/Bond	2.000%	2/15/23	20,000	20,275
3	United States Treasury Note/Bond	2.750%	4/30/23	17,975	18,705
	United States Treasury Note/Bond	1.750%	5/15/23	41,300	41,545
	United States Treasury Note/Bond	1.375%	6/30/23	14,500	14,396
3	United States Treasury Note/Bond	2.875%	10/31/23	443,500	466,300
	United States Treasury Note/Bond	2.750%	11/15/23	20,000	20,934
	United States Treasury Note/Bond	2.125%	11/30/23	20,200	20,648
	United States Treasury Note/Bond	2.625%	12/31/23	424,000	442,351
	United States Treasury Note/Bond	2.750%	2/15/24	28,820	30,252
	United States Treasury Note/Bond	2.375%	2/29/24	50,000	51,735
	United States Treasury Note/Bond	2.000%	4/30/24	100,000	101,922
	United States Treasury Note/Bond	2.000%	5/31/24	85,000	86,726
	United States Treasury Note/Bond	1.750%	6/30/24	100,000	100,859
	United States Treasury Note/Bond	1.750%	7/31/24	50,000	50,453
	United States Treasury Note/Bond	1.250%	8/31/24	150,000	147,937
	United States Treasury Note/Bond	2.250%	11/15/24	80,000	82,638
	United States Treasury Note/Bond	3.000%	10/31/25	20,000	21,606
	United States Treasury Note/Bond	2.250%	11/15/25	100,000	103,719
	United States Treasury Note/Bond	2.500%	2/28/26	309,000	325,609
	United States Treasury Note/Bond	2.375%	4/30/26	12,800	13,404
	United States Treasury Note/Bond	1.875%	6/30/26	300,000	304,968

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.875%	7/31/26	100,000	101,656
	United States Treasury Note/Bond	1.500%	8/15/26	200,000	198,406
	United States Treasury Note/Bond	1.375%	8/31/26	46,476	45,728
	United States Treasury Note/Bond	2.250%	2/15/27	77,000	80,345
	United States Treasury Note/Bond	2.375%	5/15/27	75,000	79,031
	United States Treasury Note/Bond	2.250%	8/15/27	77,000	80,501
	United States Treasury Note/Bond	2.250%	11/15/27	77,000	80,561
	United States Treasury Note/Bond	2.625%	2/15/29	215,000	232,772
	United States Treasury Note/Bond	2.375%	5/15/29	97,750	103,829
	United States Treasury Note/Bond	1.625%	8/15/29	20,200	20,112
					5,221,990
Agency Bonds and Notes (0.5%)
4	AID-Israel	5.500%	12/4/23	250	288
5	Fannie Mae Principal Strip	0.000%	1/15/30	4,900	3,943
	Federal Home Loan Banks	1.700%	5/15/20	3,300	3,296
	Federal Home Loan Banks	3.125%	6/13/25	6,300	6,792
	Federal Home Loan Banks	3.125%	9/12/25	7,050	7,602
	Federal Home Loan Banks	2.500%	12/10/27	8,450	8,844
	Federal Home Loan Banks	3.000%	3/10/28	3,250	3,529
	Federal Home Loan Banks	3.250%	6/9/28	2,100	2,327
	Federal Home Loan Banks	3.250%	11/16/28	43,275	48,289
5,6	Federal Home Loan Mortgage Corp.	2.700%	4/8/22	3,150	3,151
5	Federal National Mortgage Assn.	1.875%	9/24/26	11,675	11,807
	Tennessee Valley Authority	2.250%	3/15/20	6,500	6,509
	Tennessee Valley Authority	2.875%	2/1/27	1,280	1,359
					107,736
Conventional Mortgage-Backed Securities (27.1%)
5,6	Fannie Mae Pool	2.000%	5/1/28–8/1/28	3,469	3,455
5,6	Fannie Mae Pool	2.500%	9/1/27–3/1/47	118,767	119,680
5,6	Fannie Mae Pool	3.000%	8/1/21–10/1/49	506,783	520,194
5,6	Fannie Mae Pool	3.500%	8/1/20–10/1/49	706,359	732,899
5,6	Fannie Mae Pool	4.000%	12/1/19–11/1/49	16,635	22,097
5,6	Fannie Mae Pool	4.500%	12/1/19–10/1/49	486,684	518,679
5,6	Fannie Mae Pool	5.000%	10/1/19–1/1/49	85,459	93,080
5,6	Fannie Mae Pool	5.500%	11/1/19–9/1/41	27,267	30,634
5,6	Fannie Mae Pool	6.000%	3/1/21–7/1/41	14,834	17,080
5,6	Fannie Mae Pool	6.500%	8/1/21–6/1/40	7,009	7,914
5,6	Fannie Mae Pool	7.000%	9/1/28–12/1/38	2,990	3,443
5,6	Fannie Mae Pool	7.500%	8/1/30–6/1/32	214	249
5,6	Fannie Mae Pool	8.000%	7/1/30–1/1/31	11	13
5,6	Fannie Mae Pool	8.500%	12/1/30	8	9
5,6	Freddie Mac Gold Pool	2.000%	9/1/28–1/1/32	5,472	5,431
5,6	Freddie Mac Gold Pool	2.500%	4/1/27–3/1/47	24,271	24,530
5,6	Freddie Mac Gold Pool	3.000%	2/1/27–8/1/47	137,972	141,648
5,6	Freddie Mac Gold Pool	3.500%	8/1/20–3/1/49	367,734	381,865
5,6	Freddie Mac Gold Pool	4.000%	12/1/19–5/1/49	217,424	227,605
5,6	Freddie Mac Gold Pool	4.500%	3/1/21–2/1/49	71,596	76,577
5,6	Freddie Mac Gold Pool	5.000%	3/1/20–2/1/49	15,595	16,972
5,6	Freddie Mac Gold Pool	5.500%	12/1/32–8/1/40	11,891	13,218
5,6	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	17,499	19,941
5,6	Freddie Mac Gold Pool	6.500%	2/1/29–9/1/38	3,011	3,332
5,6	Freddie Mac Gold Pool	7.000%	5/1/28–6/1/38	1,599	1,806
5,6	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/32	196	224
5,6	Freddie Mac Gold Pool	8.000%	4/1/30–1/1/31	15	16

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	878	887
6	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	33,462	34,405
6	Ginnie Mae I Pool	3.500%	1/15/42–6/15/47	49,287	51,904
6	Ginnie Mae I Pool	4.000%	4/15/39–12/15/46	5,988	6,313
6	Ginnie Mae I Pool	4.500%	7/15/33–12/15/46	29,054	31,319
6	Ginnie Mae I Pool	5.000%	9/15/33–9/15/41	13,565	15,021
6	Ginnie Mae I Pool	5.500%	3/15/31–2/15/41	7,845	8,549
6	Ginnie Mae I Pool	6.000%	12/15/28–3/15/41	3,607	3,987
6	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	2,957	3,301
6	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	166	183
6	Ginnie Mae I Pool	7.500%	4/15/31–3/15/32	38	43
6	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	44	49
6	Ginnie Mae I Pool	8.500%	7/15/30	18	20
6	Ginnie Mae I Pool	9.000%	5/15/21–7/15/21	1	1
6	Ginnie Mae II Pool	2.500%	3/20/43–12/20/46	4,232	4,282
6,7	Ginnie Mae II Pool	3.000%	3/20/27–11/1/49	401,245	411,597
6,7	Ginnie Mae II Pool	3.500%	6/20/42–10/1/49	452,472	472,019
6,7	Ginnie Mae II Pool	4.000%	2/20/34–10/1/49	391,896	409,817
6	Ginnie Mae II Pool	4.500%	3/20/33–4/20/49	356,277	374,225
6	Ginnie Mae II Pool	5.000%	5/20/39–2/20/42	21,595	23,547
6	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	3,153	3,512
6	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	4,421	5,086
6	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	56	65
6	UMBS Pool	2.500%	9/1/34	31,440	31,720
6	UMBS Pool	3.000%	9/1/34	78,518	80,216
6	UMBS Pool	3.500%	3/1/48–8/1/49	145,296	149,457
6	UMBS Pool	4.000%	2/1/49–8/1/49	665,381	693,030
6	UMBS Pool	4.500%	9/1/49	91,258	94,327
6,7	UMBS TBA	2.500%	7/1/34–8/1/34	—	—
6,7	UMBS TBA	3.000%	9/1/49	32,443	32,970
6,7	UMBS TBA	4.000%	10/1/34–7/1/49	20,000	20,806
					5,945,249
Nonconventional Mortgage-Backed Securities (3.2%)
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.035%	8/1/33	24	25
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.410%	8/1/33	21	21
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.800%	4.491%	7/1/33	87	90
5,6,8	Fannie Mae Pool, 12M USD LIBOR + 1.960%	4.757%	5/1/33	10	10
5,6,8	Fannie Mae Pool, 1YR CMT + 2.000%	4.546%	12/1/32	5	5
5,6,8	Fannie Mae Pool, 1YR CMT + 2.210%	4.731%	5/1/33	45	47
5,6	Fannie Mae REMICS 2007-4, 1M USD LIBOR + 0.445%	2.463%	2/25/37	5	5
5,6	Fannie Mae REMICS 2013-39, 1M USD LIBOR + 0.350%	2.368%	5/25/43	41	41
5,6	Fannie Mae REMICS 2017-109	3.500%	11/25/45	11,739	12,280
5,6	Fannie Mae REMICS 2017-60	2.750%	8/25/47	29,585	29,855
5,6	Fannie Mae REMICS 2018-13	3.000%	3/25/48	48,042	48,914
5,6	Fannie Mae REMICS 2018-15	3.500%	10/25/44	13,155	13,713
5,6	Fannie Mae REMICS 2018-58	3.000%	8/25/48	40,564	41,203
5,6	Fannie Mae REMICS 2018-64	3.000%	9/25/48	20,401	20,723
5,6	Fannie Mae REMICS 2018-65	3.000%	9/25/48	41,698	42,539
5,6	Fannie Mae REMICS 2018-66	3.000%	5/25/47	39,351	39,894
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	4.367%	8/1/37	62	65
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	4.815%	10/1/32	13	14

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	5.000%	1/1/33	4	5
5,6,8	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	5.086%	2/1/33	21	21
5,6	Freddie Mac REMICS	3.000%	12/15/47	20,915	21,132
5,6	Freddie Mac REMICS	6.500%	12/15/44–11/15/47	115,743	138,114
5,6	Freddie Mac REMICS 2017-91	3.000%	11/25/47	19,021	19,231
6	Ginnie Mae REMICS	3.000%	12/20/47–7/20/48	106,733	109,133
6	Ginnie Mae REMICS	3.500%	7/20/48	84,246	87,558
6	Ginnie Mae REMICS	4.000%	10/20/47	7,509	7,847
6	Ginnie Mae REMICS	6.500%	6/20/47–9/20/47	47,569	56,256
					688,741
Total U.S. Government and Agency Obligations (Cost $11,827,844)					11,963,716
Asset-Backed/Commercial Mortgage-Backed Securities (15.1%)
6	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,770	1,783
6	Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	2,270	2,290
6	Ally Auto Receivables Trust 2019-1	3.020%	4/15/24	4,910	5,054
6	Ally Auto Receivables Trust 2019-3	1.930%	5/15/24	12,310	12,320
6	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	21,500	21,931
6	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	25,780	26,339
6	American Express Credit Account Master Trust 2019-1	2.870%	10/15/24	9,530	9,763
6,9	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	5,406	5,601
6	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	24,090	24,141
6,9	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	600	612
6,9	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	460	523
6,9	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	2,745	2,801
6,9	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	3,670	3,750
6,9	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	3,070	3,219
6,9	Avis Budget Rental Car Funding AESOP LLC 2018-2A	4.000%	3/20/25	7,500	7,997
6,9	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	4,430	4,549
6	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	280	293
6	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	2,305	2,482
6	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	320	345
6	BANK 2017 - BNK4	3.625%	5/15/50	580	629
6	BANK 2017 - BNK5	3.390%	6/15/60	660	707
6	BANK 2017 - BNK6	3.254%	7/15/60	1,060	1,126
6	BANK 2017 - BNK6	3.518%	7/15/60	1,110	1,200
6	BANK 2017 - BNK6	3.741%	7/15/60	440	479
6	BANK 2017 - BNK7	3.435%	9/15/60	1,040	1,118
6	BANK 2017 - BNK8	3.488%	11/15/50	2,670	2,879
6	BANK 2017 - BNK9	3.538%	11/15/54	6,665	7,216
6	BANK 2018 - BN10	3.641%	2/15/61	1,030	1,106
6	BANK 2018 - BN12	4.255%	5/15/61	780	886

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	BANK 2018 - BN13	4.217%	8/15/61	220	249
6	BANK 2018 - BN14	4.185%	9/15/60	160	177
6	BANK 2018 - BN14	4.231%	9/15/60	1,055	1,198
6	BANK 2019 - BN17	3.623%	4/15/52	285	308
6	BANK 2019 - BN17	3.714%	4/15/52	1,214	1,345
6	BANK 2019 - BN18	3.584%	5/15/62	1,270	1,395
6	BANK 2019 - BN19	3.183%	8/15/61	1,010	1,077
6	BANK 2019 - BN20	3.011%	9/15/61	700	738
6,10	BANK 2019 - BN21	2.851%	10/17/52	970	999
6	Benchmark 2018-B1 Mortgage Trust	3.602%	1/15/51	640	683
6	Benchmark 2018-B1 Mortgage Trust	3.666%	1/15/51	1,630	1,778
6	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	1,360	1,482
6	Benchmark 2018-B2 Mortgage Trust	3.882%	2/15/51	4,325	4,790
6	Benchmark 2018-B3 Mortgage Trust	4.025%	4/10/51	1,730	1,936
6	Benchmark 2018-B5 Mortgage Trust	4.208%	7/15/51	790	898
6	Benchmark 2018-B6 Mortgage Trust	4.170%	10/10/51	211	233
6	Benchmark 2019-B10 Mortgage Trust	3.615%	3/15/62	305	331
6	BMW Vehicle Lease Trust 2018-1A	3.260%	7/20/21	9,630	9,742
6	BMW Vehicle Owner Trust 2018-A	1.920%	1/25/24	24,330	24,345
6	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	2,530	2,558
6,8	Brazos Higher Education Authority Inc. Series 2005, 3M USD LIBOR + 0.200%	2.549%	6/25/26	1,406	1,400
6,8	Brazos Higher Education Authority Inc. Series 2011, 3M USD LIBOR + 0.800%	2.932%	2/25/30	1,056	1,054
6,9	Canadian Pacer Auto Receivables Trust A Series 2017	2.286%	1/19/22	1,600	1,594
6,9	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	4,080	4,115
6,9	Canadian Pacer Auto Receivables Trust A Series 2019	2.960%	6/19/24	1,300	1,336
6,9	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	5,910	5,958
6,9	Canadian Pacer Auto Receiveable Trust A Series 2018	3.440%	8/21/23	2,630	2,691
6	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	21	21
6	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	20	20
6	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	12,470	12,615
6	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	4,210	4,289
6	Capital One Auto Receivables Trust 2019-2	1.920%	5/15/24	28,620	28,645
6	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	6,480	6,481
6	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	29,470	30,136
6,9	CARDS II Trust 2018-2A	3.047%	4/17/23	11,350	11,384
6	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	2,230	2,221
6	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	9,990	10,031
6	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	2,380	2,396
6	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	12,130	12,177
6	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	1,910	1,939
6	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	19,380	19,661
6	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	9,680	9,991
6	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	11,640	11,915
6	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	4,290	4,484
6	CarMax Auto Owner Trust 2019-3	2.180%	8/15/24	27,410	27,516

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	CarMax Auto Owner Trust 2019-3	2.300%	4/15/25	5,000	5,045
6	CCUBS Commercial Mortgage Trust 2017-C1	3.283%	11/15/50	5,000	5,286
6	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	110	113
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	1,550	1,677
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	880	947
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	1,175	1,260
6	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	535	574
6	CD 2019-CD8 Commercial Mortgage Trust	2.912%	8/15/57	700	729
6	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	2,242	2,240
6,9	CFCRE Commercial Mortgage Trust 2011-C2	5.939%	12/15/47	2,298	2,435
6	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	3,376	3,557
6,9	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	13,506	13,628
6,9	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	25,382	25,694
6,9	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	80	80
6	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	8,576	8,690
6	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	6,710	6,758
6,9	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	500	516
6	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,527	1,575
6	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	302	313
6	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	111	117
6	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	8,709	9,341
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	742	783
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	4,082	4,361
6	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	1,575	1,678
6	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	275	292
6	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	1,640	1,724
6	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	4,442	4,738
6	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	20	21
6	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	620	669
6	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	6,312	6,829
6	Citigroup Commercial Mortgage Trust 2015-GC36	3.349%	2/10/49	2,600	2,746
6	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	1,453	1,534
6	Citigroup Commercial Mortgage Trust 2016-C2	2.575%	8/10/49	3,500	3,530
6	Citigroup Commercial Mortgage Trust 2016-GC37	3.314%	4/10/49	4,000	4,228

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	120	124
6	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	1,070	1,150
6	Citigroup Commercial Mortgage Trust 2017-P8	3.203%	9/15/50	4,200	4,431
6	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	2,445	2,626
6	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	65	74
6	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	2,650	2,979
6	CNH Equipment Trust 2016-B	1.970%	11/15/21	3,540	3,536
6	CNH Equipment Trust 2017-C	2.080%	2/15/23	4,500	4,499
6	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	666	683
6	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	999	1,030
6	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,673	1,697
6,9	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	770	787
6	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,357	1,379
6	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	50	51
6	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	580	591
6,9	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	910	985
6	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	2,059	2,191
6	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	922	990
6	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	614	634
6	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	390	410
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	2,115	2,254
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	7,500	8,082
6	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	10	10
6	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	1,910	2,044
6,9	COMM 2013-CCRE9 Mortgage Trust	4.397%	7/10/45	2,331	2,460
6,9	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	445	459
6	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	160	171
6	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	933	953
6,9	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	600	616
6,9	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	100	106
6	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	4,000	4,276
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	993	1,070
6	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	10	11
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,315	1,412
6	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	330	353
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,360	6,626
6	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,812	4,074
6	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	1,050	1,102
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	3,917	4,167
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,207	5,503
6	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,540	1,660
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	570	599
6	COMM 2015-CCRE24 Mortgage Trust	3.432%	8/10/48	2,600	2,743
6	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,775	2,976
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	1,800	1,939
6	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,386	3,624
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	131
6,9	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	179	183

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	845	914
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.210%	11/15/49	3,400	3,558
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	2,660	2,839
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	1,280	1,363
6	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	1,110	1,247
6,9	Daimler Trucks Retail Trust 2018-1	2.850%	7/15/21	20,152	20,205
6,9	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	11,230	11,327
6,9	Daimler Trucks Retail Trust 2019-1	2.770%	8/15/22	55,310	55,856
6,9	Daimler Trucks Retail Trust 2019-1	2.790%	5/15/25	7,420	7,545
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	1,790	1,908
6,8,9	DELAM 2018-1, 1M USD LIBOR + 0.700%	2.757%	11/19/25	27,600	27,586
6,9	Dell Equipment Finance Trust 2018-2	3.160%	2/22/21	8,434	8,471
6,9	Dell Equipment Finance Trust 2019-1	2.830%	3/22/24	19,770	20,052
6	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	9,500	9,525
6	Discover Card Execution Note Trust 2018-A5	3.320%	3/15/24	12,560	12,903
6	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	12,100	12,422
6,9	DLL Securitization Trust Series 2018-1	3.100%	4/18/22	12,465	12,570
6,9	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	28,490	28,843
6,9	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	6,870	7,056
6,9	DLL Securitization Trust Series 2019-DA1	2.890%	4/20/23	11,180	11,299
6,9	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	8,160	8,316
6	Drive Auto Receivables Trust 2019-2	3.040%	3/15/23	11,260	11,353
6,8,9	Edsouth Indenture No. 9 LLC 2015-1, 1M USD LIBOR + 0.800%	2.818%	10/25/56	276	273
6,9	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	11,940	12,085
6,9	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/22/24	6,740	6,811
6,9	Enterprise Fleet Financing LLC Series 2019-1	3.070%	10/22/24	9,750	10,026
5,6	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	6,928	7,202
6	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	13,110	13,115
6,8	First National Master Note Trust 2017-2, 1M USD LIBOR + 0.440%	2.468%	10/16/23	6,240	6,246
6	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	3,820	3,853
6	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	13,910	14,032
6	Ford Credit Auto Lease Trust 2019-A	2.900%	5/15/22	27,110	27,414
6,9	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	10,500	10,526
6,9	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	13,230	13,274
6,9	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	11,072	11,060
6,9	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	39,440	39,939
6,9	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	16,690	16,769
6	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	1,116	1,115
6	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	7,500	7,487
6	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	4,720	4,719
6	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	26,760	27,033
6	Ford Credit Auto Owner Trust 2018-B	3.240%	4/15/23	24,130	24,584
6	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	8,300	8,558
6,9	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	7,750	8,022
6,9	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	17,320	18,116
6,9	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	24,080	25,447
6	Ford Credit Auto Owner Trust 2019-A	2.780%	9/15/23	35,430	35,927
6	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	18,600	19,074
6	Ford Credit Floorplan Master Owner Trust A Series 2015-5	2.390%	8/15/22	9,260	9,283
6	Ford Credit Floorplan Master Owner Trust A Series 2017-1	2.070%	5/15/22	38,780	38,753

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	23,030	23,037
6	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	54,110	54,858
6	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	46,100	47,349
6	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	25,280	25,736
6	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	131	131
6	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	31,034	31,064
6	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	19,755	19,837
6	GM Financial Automobile Leasing Trust 2018-3	3.180%	6/21/21	9,920	9,993
6	GM Financial Automobile Leasing Trust 2019-3	2.030%	6/20/22	23,630	23,603
6	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	4,430	4,530
6	GM Financial Consumer Automobile 2018-3	3.020%	5/16/23	18,400	18,664
6	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	5,820	6,002
6	GM Financial Consumer Automobile 2018-4	3.210%	10/16/23	14,600	14,873
6	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	8,450	8,788
6	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	11,470	11,857
6	GM Financial Consumer Automobile 2019-2	2.650%	2/16/24	27,340	27,644
6	GM Financial Consumer Automobile 2019-2	2.710%	8/16/24	8,260	8,462
6	GM Financial Consumer Automobile 2019-3	2.180%	4/16/24	15,340	15,433
6,9	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	21,600	21,594
6,9	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	30,050	30,470
6,9	GMF Floorplan Owner Revolving Trust 2019-1	2.700%	4/15/24	4,170	4,232
6,9	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	20,690	20,826
6,9	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	29,270	30,783
6,8,9	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	2.582%	8/25/60	10,655	10,630
6,9	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	3,690	3,726
6,9	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	3.210%	2/18/25	4,110	4,229
6,9	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	233	245
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,055	1,088
6	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	30	32
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	5,545	5,939
6	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	210	226
6	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	140	149
6	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	1,680	1,769
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	3,630	3,872
6	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	90	94
6	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40	42
6	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	5	5
6	GS Mortgage Securities Trust 2015-GC32	3.498%	7/10/48	7,000	7,449
6	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	2,520	2,691
6	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	180	186
6	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	720	813
6	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	300	319
6	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	1,100	1,157
6	Harley-Davidson Motorcycle Trust 2019-A	2.340%	2/15/24	13,310	13,383
6	Harley-Davidson Motorcycle Trust 2019-A	2.390%	11/15/26	2,960	2,987
6,9	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	2,790	2,801
6,9	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	4,141	4,177

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6,9	Hilton USA Trust 2016-HHV	3.719%	11/5/38	30	32
6,8,9	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	2.663%	10/15/54	13,770	13,757
6,8,9	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.723%	10/15/54	15,966	15,946
6	Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	10,000	9,984
6	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	6,490	6,490
6	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	10,180	10,277
6	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	5,020	5,140
6	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	12,490	12,627
6	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	2,530	2,575
6	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	11,220	11,593
6	Honda Auto Receivables 2019-1 Owner Trust	2.900%	6/18/24	5,000	5,124
6	Honda Auto Receivables 2019-3 Owner Trust	1.780%	8/15/23	33,200	33,116
6	Honda Auto Receivables 2019-3 Owner Trust	1.850%	8/15/25	9,700	9,662
6,9	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	13,080	13,554
6,9	HPEFS Equipment Trust 2019-1	2.190%	9/20/29	7,800	7,799
6,9	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	1,500	1,499
6,9	Hudson Yards 2019-30HY	3.228%	7/10/39	910	974
6,9	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	19,090	19,154
6,9	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	8,100	8,155
6,9	Hyundai Auto Lease Securitization Trust 2018-B	3.040%	10/15/21	22,490	22,687
6,9	Hyundai Auto Lease Securitization Trust 2019-A	2.980%	7/15/22	21,560	21,819
6,9	Hyundai Auto Lease Securitization Trust 2019-A	3.050%	12/15/22	3,540	3,608
6,9	Hyundai Auto Lease Securitization Trust 2019-B	2.040%	8/15/22	27,590	27,553
6	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	11,040	11,037
6	Hyundai Auto Receivables Trust 2019-A	2.710%	5/15/25	6,050	6,183
6,9	Hyundai Floorplan Master Owner Trust Series 2019-1A	2.680%	4/15/24	5,210	5,289
6,9	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,184	2,263
6	John Deere Owner Trust 2016-B	1.490%	5/15/23	872	870
6	John Deere Owner Trust 2017-A	2.110%	12/15/23	7,650	7,647
6	John Deere Owner Trust 2017-B	2.110%	7/15/24	7,960	7,960
6	John Deere Owner Trust 2018-B	3.080%	11/15/22	26,300	26,640
6	John Deere Owner Trust 2018-B	2.910%	7/17/23	27,010	27,463
6	John Deere Owner Trust 2018-B	3.230%	6/16/25	7,720	7,942
6	John Deere Owner Trust 2018-B	3.000%	1/15/26	4,270	4,391
6	John Deere Owner Trust 2019-B	2.210%	12/15/23	9,580	9,617
6	John Deere Owner Trust 2019-B	2.320%	5/15/26	5,100	5,137
6,9	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	2,748	2,820
6,9	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.554%	8/15/46	1,383	1,451
6,9	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	9,826	10,084
6	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	343	353

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	828	842
6,9	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	1,523	1,565
6,9	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	1,644	1,680
6	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.994%	1/15/46	2,616	2,767
6	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	404	416
6	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	185	196
6	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	1,250	1,342
6	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	2,807	2,878
6	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	192	197
6	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	1,480	1,533
6	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	470	510
6	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	750	807
6	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.363%	7/15/45	1,220	1,266
6	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	3,137	3,296
6	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.176%	7/15/45	1,465	1,549
6	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	307	316
6	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	490	524
6	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	158	163
6	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	4,238	4,569
6	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	5,130	5,519
6	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	450	484
6	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	90	97
6	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.493%	8/15/47	184	194
6	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	1,090	1,161
6	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	90	94
6	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	10	11
6	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	110	115

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	20	22
6	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	150	162
6	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	3,403	3,651
6	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	6,180	6,739
6	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	895	961
6	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	400	421
6	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	660	707
6	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	60	68
6,8,9	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	2.570%	12/22/69	3,424	3,419
6,8,9	Lanark Master Issuer plc 2018-2A, 1M USD LIBOR + 0.420%	2.570%	12/22/69	8,026	8,046
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	120	120
6	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	550	550
6	Mercedes-Benz Auto Lease Trust 2018-B	3.210%	9/15/21	3,000	3,029
6	Mercedes-Benz Auto Lease Trust 2019-A	3.100%	11/15/21	2,000	2,021
6	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	6,700	6,904
6	Mercedes-Benz Auto Receivables Trust 2019-1	2.040%	1/15/26	11,300	11,326
6,9	Mercedes-Benz Master Owner Trust 2019-B	2.610%	5/15/24	17,360	17,637
6,9	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	527	530
6,9	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	6,130	6,148
6,9	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	6,180	6,191
6,9	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	3,090	3,148
6,9	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	4,730	4,870
6,9	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	2,580	2,697
6,9	MMAF Equipment Finance LLC 2019-A	3.080%	11/12/41	4,430	4,569
6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	2,605	2,666
6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	1,116	1,157
6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	1,068	1,085
6	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.218%	7/15/46	5,387	5,742
6	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	1,236	1,305
6	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.299%	8/15/46	190	203
6	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	323	333
6	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	150	161
6	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	85	91

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	400	429
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	200	216
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	1,935	2,050
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	5,400	5,796
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	3,243	3,465
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	330	352
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	570	606
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	60	64
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	120	124
6	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	10	11
6	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	150	154
6	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	60	63
6	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	11,030	11,632
6	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	7,330	7,877
6	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	780	838
6	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.372%	10/15/48	2,500	2,646
6	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	4,458	4,783
6	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	2,020	2,134
6	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.459%	12/15/49	5,600	5,996
6	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	3,682	4,004
6	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	1,250	1,348
6,9	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	2,251	2,316
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	7,050	7,608
6	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	760	794
6	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	680	695
6	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	5,240	5,607
6	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	1,260	1,341
6	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	4,257	4,598
6	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	790	881
6,8,9	Motor plc 2017-1A, 1M USD LIBOR + 0.530%	2.548%	9/25/24	6,743	6,741
6,9	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	110	111

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6,8	Navient Student Loan Trust 2014-8, 1M USD LIBOR + 0.600%	2.458%	4/25/23	107	107
6,8,9	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	3.068%	6/25/65	1,078	1,082
6,8,9	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	2.868%	6/25/65	1,009	1,011
6,8,9	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	2.768%	3/25/66	5,982	6,012
6,8,9	Navient Student Loan Trust 2017-1, 1M USD LIBOR + 0.750%	2.768%	7/26/66	16,304	16,342
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	3,445	3,444
6	Nissan Auto Lease Trust 2018-B	3.250%	9/15/21	18,560	18,767
6	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	7,110	7,223
6	Nissan Auto Lease Trust 2019-A	2.760%	3/15/22	12,290	12,423
6	Nissan Auto Lease Trust 2019-A	2.780%	7/15/24	6,030	6,131
6	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	11,250	11,255
6	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	12,380	12,438
6	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	6,700	6,905
6	Nissan Auto Receivables 2019-A Owner Trust	3.000%	9/15/25	5,690	5,885
6	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	12,860	13,020
6	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	2,500	2,556
6,9	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	1,250	1,255
6,8,9	Pepper Residential Securities Trust 2017-A, 1M USD LIBOR + 1.100%	3.149%	3/10/58	35	35
6,8,9	Pepper Residential Securities Trust 2018-A, 1M USD LIBOR + 0.950%	2.989%	3/12/47	18	18
6,8,9	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	2.908%	1/16/60	1,178	1,178
6,8,9	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 0.350%	3.044%	6/20/60	14,007	14,057
6,8,9	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	2.991%	8/18/60	7,776	7,777
6,8,9	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	2.683%	7/15/58	9,060	9,081
6,9	PFS Financing Corp. 2017-B	2.220%	7/15/22	630	630
6,8,9	PFS Financing Corp. 2017-C, 1M USD LIBOR + 0.470%	2.498%	10/15/21	840	840
6,9	PFS Financing Corp. 2017-D	2.400%	10/17/22	880	882
6,9	PFS Financing Corp. 2018-D	3.190%	4/17/23	440	447
6,8,9	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	2.968%	11/25/65	4,518	4,526
6	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	3,945	4,038
6,8,9	Resimac Premier Series 2017-1A, 1M USD LIBOR + 0.950%	2.999%	9/11/48	1,379	1,380
6,8,9	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	2.849%	11/10/49	852	851
6,8,9	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	2.917%	12/5/59	1,404	1,402
6,8,9	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	2.899%	4/10/50	4,259	4,257
6,9	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	17,750	17,834
6,9	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	6,220	6,274
6,9	Santander Retail Auto Lease Trust 2019-A	2.770%	6/20/22	15,850	16,091

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6,9	Securitized Term Auto Receivables Trust 2017-1A	1.890%	8/25/20	557	556
6,9	Securitized Term Auto Receivables Trust 2017-1A	2.209%	6/25/21	4,600	4,602
6,9	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	3,750	3,739
6,9	Securitized Term Auto Receivables Trust 2018-1A	3.068%	1/25/22	8,690	8,757
6,9	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	3,100	3,167
6,9	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	5,000	5,155
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	910	907
6,9	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	248	252
6,8,9	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.500%	3.477%	2/17/32	185	189
6,8,9	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	3.128%	9/15/34	299	301
6,8,9	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	2.927%	9/15/34	372	373
6,9	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	504	511
6,9	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	1,890	1,982
6,9	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	840	868
6,9	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	1,390	1,446
6,9	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	87	87
6,9	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	427	433
6,9	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	340	343
6,9	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	325	324
6,9	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	250	253
6,9	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	318	317
6,9	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	390	395
6,9	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	134	135
6,9	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	130	132
6,9	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	1,070	1,100
6,9	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	1,850	1,927
6,9	SoFi Professional Loan Program 2018-D LLC	3.120%	2/25/48	251	253
6,9	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	1,100	1,159
6	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	10,630	10,900
6	Synchrony Card Issuance Trust 2019-2A	2.340%	6/15/25	14,980	15,100
6	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	7,153	7,176
6	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	6,820	6,845
6	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	10,670	10,861
6,9	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	106
6	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	1,653	1,650
6	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	955	957
6	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	540	546
6	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	4,160	4,266
6	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	10,070	10,391
6	Toyota Auto Receivables 2019-A Owner Trust	2.910%	7/17/23	44,780	45,578
6	Toyota Auto Receivables 2019-A Owner Trust	3.000%	5/15/24	3,800	3,920
6	Toyota Auto Receivables 2019-C Owner Trust	1.910%	9/15/23	34,940	34,920

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6,9	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	1,590	1,581
6,9	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	4,040	4,060
6,9	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	33,390	33,793
6	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	273	284
6	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	1,235	1,343
6	UBS Commercial Mortgage Trust 2019-C16	3.460%	4/15/52	453	484
6,9	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	4,409	4,539
6	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	1,499	1,528
6	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	220	227
6	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	150	156
6	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	8,440	8,417
6,9	Verizon Owner Trust 2017-2A	1.920%	12/20/21	11,907	11,896
6,9	Verizon Owner Trust 2018-1	2.820%	9/20/22	34,730	34,976
6	Verizon Owner Trust 2018-A	3.230%	4/20/23	16,830	17,154
6	Verizon Owner Trust 2019-A	2.930%	9/20/23	14,630	14,892
6,9	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,836	2,902
6	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	13,794	13,963
6	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	5,610	5,750
6	Volkswagen Auto Loan Enhanced Trust 2018-2	3.250%	4/20/23	32,530	33,082
6	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	8,820	9,130
6	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	925	944
6	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	626	647
6	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	379	393
6	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	311	332
6	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	30	32
6	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	10	11
6	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	10	11
6	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	1,715	1,790
6	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	108	113
6	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	440	466
6	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	3,130	3,352
6	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	2,120	2,277
6	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	4,935	5,347
6	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	3,480	3,748
6	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	190	194

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	2,070	2,214
6	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	470	502
6	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	390	426
6	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	1,285	1,378
6	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	30	32
6	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	2,505	2,679
6	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	3,040	3,289
6	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	1,790	1,923
6	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	6,685	7,234
6	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	396	428
6	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	1,095	1,233
6	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	2,470	2,764
6	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	960	1,067
6	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	310	340
6	Wells Fargo Commercial Mortgage Trust 2019-C49	4.023%	3/15/52	470	529
6	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	390	421
6	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	990	1,029
6	Wells Fargo Commercial Mortgate Trust 2018-C47	4.442%	9/15/61	1,070	1,230
6,9	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	1,366	1,403
6	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,199	1,235
6	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	683	710
6	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	233	238
6	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,374	2,427
6	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	633	652
6	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	436	449
6	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	255	272
6	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	151	155
6	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	575	593
6	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,665	1,792
6	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	2,540	2,696
6	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,215	1,308
6	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	30	32
6	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	20	21
6	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	80	85
6	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	5,437	5,769

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	925	995
6	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	3,030	3,218
6	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,570	2,722
6	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	2,570	2,756
6,9	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	257	256
6	World Financial Network Credit Card Master Note Trust Series 2015-B	2.550%	6/17/24	1,520	1,525
6	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	9,907	9,905
6	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	3,590	3,640
6	World Omni Auto Receivables Trust 2018-D	3.330%	4/15/24	24,700	25,217
6	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	3,070	3,208
6	World Omni Auto Receivables Trust 2019-A	3.220%	6/16/25	5,230	5,431
6	World Omni Automobile Lease Securitization Trust 2018-A	2.830%	7/15/21	11,480	11,533
6	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	16,800	17,046
6	World Omni Automobile Lease Securitization Trust 2019-B	2.030%	11/15/22	27,800	27,697
6,9	World Omni Select Auto Trust A Series 2018-1 A2	3.240%	4/15/22	20,625	20,692
6,9	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	9,350	9,478
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,258,797)					3,313,649
Corporate Bonds (20.2%)
Finance (12.2%)
	Banking (10.5%)
	American Express Co.	3.700%	8/3/23	37,405	39,387
	American Express Co.	3.000%	10/30/24	18,265	18,843
9	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	500	518
	Banco Santander SA	4.379%	4/12/28	2,585	2,818
	Banco Santander SA	3.306%	6/27/29	4,800	4,942
6	Bank of America Corp.	2.369%	7/21/21	3,005	3,010
6	Bank of America Corp.	2.328%	10/1/21	9,260	9,268
6	Bank of America Corp.	3.550%	3/5/24	142,215	147,821
6	Bank of America Corp.	3.864%	7/23/24	11,390	11,980
6	Bank of America Corp.	3.458%	3/15/25	7,500	7,823
6	Bank of America Corp.	3.366%	1/23/26	35,445	36,970
	Bank of America Corp.	3.248%	10/21/27	4,500	4,683
6	Bank of America Corp.	3.824%	1/20/28	24,526	26,433
6	Bank of America Corp.	3.705%	4/24/28	5,800	6,172
	Bank of America Corp.	3.419%	12/20/28	4,500	4,690
6	Bank of America Corp.	3.970%	3/5/29	3,000	3,250
6	Bank of America Corp.	3.974%	2/7/30	20,990	23,016
6	Bank of America Corp.	3.194%	7/23/30	10,000	10,291
	Bank of Montreal	3.300%	2/5/24	20,000	20,834
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,055
	Bank of New York Mellon Corp.	2.050%	5/3/21	3,685	3,688
	Bank of New York Mellon Corp.	3.450%	8/11/23	17,780	18,619
	Bank of New York Mellon Corp.	3.400%	5/15/24	2,100	2,207
	Bank of New York Mellon Corp.	3.000%	2/24/25	700	726

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	3.400%	2/11/24	19,965	20,891
	Bank of Nova Scotia	2.700%	8/3/26	11,250	11,396
9	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	13,875	13,896
9	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	37,330	37,783
9	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	48,800	51,367
	BB&T Corp.	3.750%	12/6/23	13,835	14,632
	BB&T Corp.	2.500%	8/1/24	25,469	25,658
	BNP Paribas SA	5.000%	1/15/21	5,000	5,177
	Branch Banking & Trust Co.	2.850%	4/1/21	1,525	1,541
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	19,475	20,499
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	3,800	3,920
	Citibank NA	3.400%	7/23/21	5,000	5,121
	Comerica Inc.	3.700%	7/31/23	23,915	25,113
	Commonwealth Bank of Australia	2.300%	3/12/20	1,500	1,502
	Commonwealth Bank of Australia	2.400%	11/2/20	870	873
9	Commonwealth Bank of Australia	2.000%	9/6/21	11,329	11,306
9	Commonwealth Bank of Australia	2.750%	3/10/22	9,180	9,323
9	Commonwealth Bank of Australia	3.450%	3/16/23	1,580	1,650
9	Commonwealth Bank of Australia	3.350%	6/4/24	16,700	17,513
9	Commonwealth Bank of Australia	3.150%	9/19/27	12,000	12,637
	Cooperatieve Rabobank UA	2.750%	1/10/23	56,410	57,445
9	Cooperatieve Rabobank UA	3.875%	9/26/23	10,635	11,271
9	Cooperatieve Rabobank UA	2.625%	7/22/24	5,990	6,074
	Credit Suisse AG	3.000%	10/29/21	4,150	4,208
	Credit Suisse AG	3.625%	9/9/24	8,000	8,455
9	Danske Bank A/S	2.750%	9/17/20	1,155	1,158
	Fifth Third Bank	2.250%	6/14/21	6,133	6,150
	First Republic Bank	2.500%	6/6/22	17,170	17,259
	Goldman Sachs Group Inc.	2.300%	12/13/19	24,740	24,752
	Goldman Sachs Group Inc.	2.600%	12/27/20	9,715	9,725
	Goldman Sachs Group Inc.	5.750%	1/24/22	11,320	12,153
6	Goldman Sachs Group Inc.	2.876%	10/31/22	6,270	6,337
	Goldman Sachs Group Inc.	3.625%	1/22/23	295	307
6	Goldman Sachs Group Inc.	2.908%	6/5/23	30,600	31,020
6	Goldman Sachs Group Inc.	2.905%	7/24/23	4,750	4,817
	Goldman Sachs Group Inc.	3.850%	7/8/24	2,100	2,223
	Goldman Sachs Group Inc.	3.500%	1/23/25	5,675	5,914
	Goldman Sachs Group Inc.	3.750%	5/22/25	8,560	9,055
6	Goldman Sachs Group Inc.	3.272%	9/29/25	7,755	8,010
	Goldman Sachs Group Inc.	3.850%	1/26/27	8,025	8,510
6	Goldman Sachs Group Inc.	3.691%	6/5/28	14,140	14,834
	HSBC Bank USA NA	4.875%	8/24/20	13,562	13,894
	HSBC Holdings plc	2.650%	1/5/22	7,210	7,260
	HSBC Holdings plc	4.875%	1/14/22	2,030	2,146
6	HSBC Holdings plc	3.262%	3/13/23	16,050	16,325
	HSBC Holdings plc	3.600%	5/25/23	4,085	4,246
6	HSBC Holdings plc	3.033%	11/22/23	17,615	17,808
6	HSBC Holdings plc	3.950%	5/18/24	16,615	17,342
6	HSBC Holdings plc	3.803%	3/11/25	2,855	2,973
	HSBC Holdings plc	3.900%	5/25/26	3,650	3,866
6	HSBC Holdings plc	4.292%	9/12/26	5,050	5,405
	HSBC Holdings plc	4.375%	11/23/26	985	1,055
6	HSBC Holdings plc	4.041%	3/13/28	55,181	58,577
6	HSBC Holdings plc	4.583%	6/19/29	18,855	20,909

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	HSBC Holdings plc	3.973%	5/22/30	8,635	9,182
	Huntington National Bank	2.375%	3/10/20	8,455	8,462
	Huntington National Bank	3.250%	5/14/21	1,100	1,118
	Huntington National Bank	2.500%	8/7/22	4,685	4,722
	Huntington National Bank	3.550%	10/6/23	15,270	16,025
	JPMorgan Chase & Co.	2.550%	10/29/20	21,890	22,003
	JPMorgan Chase & Co.	2.550%	3/1/21	11,356	11,422
	JPMorgan Chase & Co.	4.350%	8/15/21	3,000	3,122
	JPMorgan Chase & Co.	4.500%	1/24/22	5,296	5,581
	JPMorgan Chase & Co.	2.972%	1/15/23	27,933	28,439
	JPMorgan Chase & Co.	3.200%	1/25/23	1,955	2,018
6	JPMorgan Chase & Co.	2.776%	4/25/23	8,975	9,085
	JPMorgan Chase & Co.	2.700%	5/18/23	6,106	6,205
	JPMorgan Chase & Co.	3.875%	2/1/24	4,000	4,267
6	JPMorgan Chase & Co.	3.559%	4/23/24	55,490	57,813
	JPMorgan Chase & Co.	3.625%	5/13/24	6,500	6,880
6	JPMorgan Chase & Co.	4.023%	12/5/24	10,000	10,654
	JPMorgan Chase & Co.	3.125%	1/23/25	8,856	9,167
6	JPMorgan Chase & Co.	3.220%	3/1/25	32,655	33,803
	JPMorgan Chase & Co.	3.900%	7/15/25	14,605	15,705
6	JPMorgan Chase & Co.	2.301%	10/15/25	18,250	18,159
	JPMorgan Chase & Co.	3.200%	6/15/26	11,430	11,865
6	JPMorgan Chase & Co.	3.540%	5/1/28	12,890	13,596
6	JPMorgan Chase & Co.	3.509%	1/23/29	8,575	9,038
6	JPMorgan Chase & Co.	4.005%	4/23/29	28,335	30,937
6	JPMorgan Chase & Co.	4.452%	12/5/29	15,000	16,945
6	JPMorgan Chase & Co.	3.702%	5/6/30	4,600	4,924
	KeyBank NA	2.500%	11/22/21	1,860	1,872
	Lloyds Banking Group plc	4.450%	5/8/25	15,000	16,106
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	3,890	3,924
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,700	3,811
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	24,101	24,318
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	1,470	1,465
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	15,569	15,719
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	32,435	34,089
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,025	1,030
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	43,860	46,651
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	7,000	7,583
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	8,000	8,281
9	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	12,470	12,545
9	Mizuho Financial Group Inc.	2.632%	4/12/21	3,000	3,012
6	Mizuho Financial Group Inc.	3.153%	7/16/30	5,400	5,522
6	Mizuho Financial Group Inc.	2.869%	9/13/30	4,000	3,977
	Morgan Stanley	5.750%	1/25/21	2,250	2,352
	Morgan Stanley	3.875%	4/29/24	8,205	8,702
	Morgan Stanley	3.700%	10/23/24	6,138	6,495
6	Morgan Stanley	2.720%	7/22/25	10,000	10,089
	Morgan Stanley	4.000%	7/23/25	1,355	1,461
	Morgan Stanley	3.875%	1/27/26	8,295	8,907
	Morgan Stanley	3.625%	1/20/27	3,625	3,833
	MUFG Americas Holdings Corp.	3.500%	6/18/22	7,000	7,229
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,600	1,638
9	MUFG Bank Ltd.	2.750%	9/14/20	6,890	6,934
9	MUFG Bank Ltd.	2.850%	9/8/21	3,010	3,037
	PNC Bank NA	2.600%	7/21/20	5,735	5,759

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.150%	4/29/21	2,294	2,296
	PNC Bank NA	2.550%	12/9/21	5,135	5,178
	PNC Bank NA	2.625%	2/17/22	3,980	4,024
	PNC Bank NA	2.700%	11/1/22	3,400	3,440
	PNC Bank NA	2.950%	2/23/25	5,360	5,526
	PNC Bank NA	3.250%	6/1/25	27	28
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,335	1,362
	PNC Financial Services Group Inc.	2.600%	7/23/26	3,820	3,863
	PNC Financial Services Group Inc.	3.450%	4/23/29	26,170	27,917
	PNC Funding Corp.	5.125%	2/8/20	3,840	3,881
	Royal Bank of Canada	3.700%	10/5/23	9,880	10,451
	Royal Bank of Canada	2.550%	7/16/24	14,025	14,192
	Santander UK plc	3.400%	6/1/21	54,275	55,111
	State Street Corp.	4.375%	3/7/21	6,800	7,024
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	6,000	6,005
	Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	2,520	2,530
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	3,470	3,483
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	5,795	5,872
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	6,840	6,932
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	9,975	10,474
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	4,500	4,502
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	13,550	13,823
	Svenska Handelsbanken AB	3.900%	11/20/23	12,150	12,984
	Toronto-Dominion Bank	3.500%	7/19/23	32,065	33,796
	Toronto-Dominion Bank	2.650%	6/12/24	1,875	1,908
9	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,470	5,533
9	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	24,139	24,335
9	UBS Group Funding Switzerland AG	3.491%	5/23/23	3,535	3,632
6,9	UBS Group Funding Switzerland AG	2.859%	8/15/23	26,640	26,928
9	UBS Group Funding Switzerland AG	4.125%	9/24/25	10,925	11,788
	US Bancorp	2.350%	1/29/21	750	753
	US Bancorp	3.700%	1/30/24	1,735	1,849
	US Bancorp	3.375%	2/5/24	5,650	5,943
	US Bancorp	3.950%	11/17/25	14,450	15,888
	US Bancorp	3.000%	7/30/29	3,000	3,092
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,265
	Wells Fargo & Co.	2.625%	7/22/22	19,780	19,989
	Wells Fargo & Co.	3.450%	2/13/23	8,300	8,561
	Wells Fargo & Co.	3.300%	9/9/24	8,943	9,335
	Wells Fargo & Co.	3.000%	2/19/25	8,170	8,384
	Wells Fargo & Co.	3.000%	10/23/26	7,620	7,821
6	Wells Fargo & Co.	3.196%	6/17/27	18,850	19,475
	Wells Fargo & Co.	4.150%	1/24/29	30,575	33,830
	Wells Fargo Bank NA	3.550%	8/14/23	39,805	41,790
	Westpac Banking Corp.	2.100%	5/13/21	4,820	4,822
	Westpac Banking Corp.	2.000%	8/19/21	7,665	7,658
	Westpac Banking Corp.	2.750%	1/11/23	21,690	22,144
	Westpac Banking Corp.	3.350%	3/8/27	18,935	20,202

	Brokerage (0.4%)
	Ameriprise Financial Inc.	3.000%	3/22/22	1,875	1,909
9	Apollo Management Holdings LP	4.872%	2/15/29	2,000	2,233
	BlackRock Inc.	3.200%	3/15/27	1,545	1,634
	BlackRock Inc.	3.250%	4/30/29	7,750	8,276
	Charles Schwab Corp.	3.850%	5/21/25	17,155	18,489

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charles Schwab Corp.	4.000%	2/1/29	15,980	17,740
	Invesco Finance plc	3.125%	11/30/22	5,203	5,328
	Invesco Finance plc	4.000%	1/30/24	4,000	4,242
	Invesco Finance plc	3.750%	1/15/26	3,427	3,639
	TD Ameritrade Holding Corp.	2.950%	4/1/22	10,571	10,794
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,670	3,881
	TD Ameritrade Holding Corp.	2.750%	10/1/29	3,330	3,343

	Insurance (0.8%)
9	AIA Group Ltd.	3.600%	4/9/29	12,000	12,806
9	AIG Global Funding	2.700%	12/15/21	2,625	2,645
	Berkshire Hathaway Inc.	2.750%	3/15/23	17,376	17,792
	Berkshire Hathaway Inc.	3.125%	3/15/26	3,877	4,086
	Chubb INA Holdings Inc.	2.700%	3/13/23	2,940	2,993
	Chubb INA Holdings Inc.	3.350%	5/15/24	4,390	4,622
	Chubb INA Holdings Inc.	3.150%	3/15/25	1,545	1,620
	Chubb INA Holdings Inc.	3.350%	5/3/26	7,770	8,268
9	Jackson National Life Global Funding	3.300%	2/1/22	1,625	1,666
	Manulife Financial Corp.	4.900%	9/17/20	7,455	7,643
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	5,500	5,712
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	2,370	2,497
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	10,130	10,699
9	MassMutual Global Funding II	2.500%	10/17/22	950	960
9	MassMutual Global Funding II	2.750%	6/22/24	14,920	15,260
9	MassMutual Global Funding II	2.950%	1/11/25	2,500	2,577
9	Metropolitan Life Global Funding I	3.600%	1/11/24	7,390	7,803
9	Metropolitan Life Global Funding I	3.450%	12/18/26	4,660	5,007
9	Pricoa Global Funding I	2.550%	11/24/20	2,435	2,447
9	Swiss Re Treasury US Corp.	2.875%	12/6/22	7,330	7,463
	UnitedHealth Group Inc.	2.875%	3/15/23	3,000	3,072
	UnitedHealth Group Inc.	3.500%	6/15/23	4,500	4,721
	UnitedHealth Group Inc.	3.500%	2/15/24	970	1,021
	UnitedHealth Group Inc.	3.750%	7/15/25	5,915	6,365
	UnitedHealth Group Inc.	3.450%	1/15/27	2,115	2,247
	UnitedHealth Group Inc.	2.950%	10/15/27	10,000	10,324
	UnitedHealth Group Inc.	3.875%	12/15/28	3,290	3,612
	UnitedHealth Group Inc.	2.875%	8/15/29	16,966	17,276

	Real Estate Investment Trusts (0.5%)
	AvalonBay Communities Inc.	3.350%	5/15/27	2,960	3,131
	AvalonBay Communities Inc.	3.200%	1/15/28	2,250	2,355
	Camden Property Trust	4.875%	6/15/23	5,935	6,455
	Camden Property Trust	4.250%	1/15/24	1,738	1,867
	Camden Property Trust	3.500%	9/15/24	435	457
	Camden Property Trust	4.100%	10/15/28	7,380	8,214
	ERP Operating LP	4.150%	12/1/28	7,345	8,209
	ERP Operating LP	2.500%	2/15/30	1,500	1,475
	Federal Realty Investment Trust	3.000%	8/1/22	9,455	9,641
	Federal Realty Investment Trust	2.750%	6/1/23	5,330	5,424
	Federal Realty Investment Trust	3.250%	7/15/27	6,335	6,593
	Public Storage	3.385%	5/1/29	8,880	9,539
9	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	6,810	7,176
	Simon Property Group LP	4.375%	3/1/21	4,750	4,881
	Simon Property Group LP	4.125%	12/1/21	3,000	3,116
	Simon Property Group LP	3.750%	2/1/24	1,000	1,059

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Simon Property Group LP	3.500%	9/1/25	1,003	1,061
	Simon Property Group LP	3.300%	1/15/26	5,080	5,320
	Simon Property Group LP	3.375%	6/15/27	5,500	5,810
	Simon Property Group LP	3.375%	12/1/27	6,775	7,167
	Simon Property Group LP	2.450%	9/13/29	3,300	3,216
					2,660,300
Industrial (7.0%)
	Basic Industry (0.3%)
9	Air Liquide Finance SA	1.750%	9/27/21	18,481	18,345
9	Air Liquide Finance SA	2.250%	9/27/23	14,180	14,203
	Airgas Inc.	2.900%	11/15/22	2,575	2,619
9	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	9,090	9,566
9	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.700%	6/1/28	15,515	16,524

	Capital Goods (1.0%)
	3M Co.	2.000%	2/14/25	32,235	32,040
	Boeing Co.	2.600%	10/30/25	3,000	3,044
	Boeing Co.	3.100%	5/1/26	13,500	14,145
	Boeing Co.	2.250%	6/15/26	9,200	9,128
	Boeing Co.	2.800%	3/1/27	2,285	2,333
	Boeing Co.	3.250%	3/1/28	815	857
	Boeing Co.	3.200%	3/1/29	2,416	2,538
	Caterpillar Financial Services Corp.	2.850%	6/1/22	7,100	7,247
	Caterpillar Financial Services Corp.	2.400%	6/6/22	13,610	13,747
	Caterpillar Financial Services Corp.	3.750%	11/24/23	6,005	6,402
	Caterpillar Inc.	3.900%	5/27/21	1,613	1,662
	Caterpillar Inc.	2.600%	6/26/22	1,755	1,785
	Caterpillar Inc.	2.600%	9/19/29	12,000	12,101
	Deere & Co.	2.600%	6/8/22	5,825	5,933
	General Dynamics Corp.	3.000%	5/11/21	2,000	2,034
	General Dynamics Corp.	2.625%	11/15/27	28,665	29,363
	Illinois Tool Works Inc.	2.650%	11/15/26	12,675	13,087
	John Deere Capital Corp.	2.750%	3/15/22	5,830	5,941
	John Deere Capital Corp.	2.950%	4/1/22	2,675	2,738
	John Deere Capital Corp.	2.650%	6/24/24	10,000	10,225
	John Deere Capital Corp.	2.250%	9/14/26	8,040	8,011
	Parker-Hannifin Corp.	3.500%	9/15/22	1,885	1,956
	Parker-Hannifin Corp.	2.700%	6/14/24	1,800	1,834
	Precision Castparts Corp.	2.500%	1/15/23	15,000	15,259
9	Siemens Financieringsmaatschappij NV	2.700%	3/16/22	12,300	12,458

	Communication (0.8%)
	America Movil SAB de CV	5.000%	3/30/20	2,246	2,274
	America Movil SAB de CV	3.125%	7/16/22	1,160	1,189
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,700	2,082
	Comcast Corp.	3.125%	7/15/22	2,905	3,001
	Comcast Corp.	3.600%	3/1/24	9,390	9,974
	Comcast Corp.	3.375%	2/15/25	29,805	31,395
	Comcast Corp.	3.375%	8/15/25	23,444	24,758
	Comcast Corp.	4.150%	10/15/28	24,375	27,249
	NBCUniversal Media LLC	2.875%	1/15/23	27,000	27,753
	S&P Global Inc.	4.400%	2/15/26	5,000	5,573

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Walt Disney Co.	1.750%	8/30/24	20,120	19,899
9	Walt Disney Co.	3.375%	11/15/26	10,000	10,706

	Consumer Cyclical (0.7%)
	American Honda Finance Corp.	2.150%	9/10/24	15,000	14,905
9	BMW US Capital LLC	3.400%	8/13/21	14,100	14,429
	Costco Wholesale Corp.	2.750%	5/18/24	3,380	3,497
	Costco Wholesale Corp.	3.000%	5/18/27	4,225	4,470
	Home Depot Inc.	3.900%	12/6/28	10,000	11,240
	Home Depot Inc.	2.950%	6/15/29	7,000	7,314
	Mastercard Inc.	2.950%	11/21/26	6,000	6,303
	Mastercard Inc.	2.950%	6/1/29	11,000	11,521
9	Nissan Motor Acceptance Corp.	2.550%	3/8/21	6,215	6,221
9	Nissan Motor Acceptance Corp.	2.600%	9/28/22	2,825	2,834
	Target Corp.	3.375%	4/15/29	4,500	4,839
	TJX Cos. Inc.	2.500%	5/15/23	1,100	1,118
	TJX Cos. Inc.	2.250%	9/15/26	7,870	7,843
	Toyota Motor Credit Corp.	3.650%	1/8/29	20,000	22,138
	Visa Inc.	3.150%	12/14/25	29,040	30,960
	Walmart Inc.	2.350%	12/15/22	1,165	1,182
	Walmart Inc.	3.400%	6/26/23	3,000	3,153
	Walmart Inc.	2.850%	7/8/24	2,800	2,910

	Consumer Noncyclical (1.4%)
9	Bristol-Myers Squibb Co.	2.900%	7/26/24	3,500	3,608
9	Bristol-Myers Squibb Co.	3.200%	6/15/26	26,790	28,042
9	Bristol-Myers Squibb Co.	3.400%	7/26/29	26,395	28,214
	Brown-Forman Corp.	2.250%	1/15/23	5,000	5,003
	Coca-Cola Co.	1.750%	9/6/24	8,000	7,917
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,500	1,591
	Eli Lilly & Co.	2.750%	6/1/25	8,000	8,242
	Eli Lilly & Co.	3.375%	3/15/29	1,500	1,625
	Gilead Sciences Inc.	2.500%	9/1/23	1,600	1,621
	Gilead Sciences Inc.	3.700%	4/1/24	17,810	18,846
	Gilead Sciences Inc.	3.500%	2/1/25	19,025	20,096
	Gilead Sciences Inc.	3.650%	3/1/26	7,600	8,127
	GlaxoSmithKline Capital plc	3.000%	6/1/24	12,000	12,409
	GlaxoSmithKline Capital plc	3.375%	6/1/29	10,000	10,709
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,235	1,286
	Kaiser Foundation Hospitals	3.150%	5/1/27	965	1,016
	Kimberly-Clark Corp.	3.625%	8/1/20	700	710
	Medtronic Inc.	3.500%	3/15/25	25,808	27,643
	Merck & Co. Inc.	3.400%	3/7/29	20,000	21,648
	Mercy Health	4.302%	7/1/28	7,000	7,887
	Pfizer Inc.	3.450%	3/15/29	5,000	5,414
	Philip Morris International Inc.	3.125%	8/17/27	5,000	5,167
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	300	304
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	4,982
9	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	1,150	1,155
9	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	5,000	5,085
9	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	25,000	25,619
9	Roche Holdings Inc.	3.350%	9/30/24	13,264	14,061
	Sanofi	4.000%	3/29/21	7,000	7,209
	SSM Health Care Corp.	3.688%	6/1/23	13,650	14,360
	Unilever Capital Corp.	2.125%	9/6/29	9,500	9,309

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Energy (1.2%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	8,875	9,089
BP Capital Markets America Inc.	4.500%	10/1/20	3,575	3,660
BP Capital Markets America Inc.	4.742%	3/11/21	915	950
BP Capital Markets America Inc.	3.245%	5/6/22	10,875	11,194
BP Capital Markets America Inc.	2.750%	5/10/23	10,080	10,306
BP Capital Markets America Inc.	3.790%	2/6/24	5,950	6,329
BP Capital Markets America Inc.	3.224%	4/14/24	8,400	8,731
BP Capital Markets America Inc.	3.796%	9/21/25	8,000	8,642
BP Capital Markets America Inc.	3.119%	5/4/26	19,465	20,265
BP Capital Markets plc	3.561%	11/1/21	2,387	2,456
BP Capital Markets plc	3.062%	3/17/22	4,000	4,091
BP Capital Markets plc	2.500%	11/6/22	1,440	1,458
BP Capital Markets plc	3.994%	9/26/23	1,000	1,068
BP Capital Markets plc	3.814%	2/10/24	35,250	37,490
BP Capital Markets plc	3.535%	11/4/24	8,740	9,272
BP Capital Markets plc	3.506%	3/17/25	8,000	8,475
ConocoPhillips Co.	4.950%	3/15/26	17,605	20,293
EOG Resources Inc.	3.150%	4/1/25	10,555	11,068
Exxon Mobil Corp.	2.275%	8/16/26	10,000	10,077
Shell International Finance BV	4.375%	3/25/20	2,050	2,073
Shell International Finance BV	2.250%	11/10/20	750	753
Shell International Finance BV	1.875%	5/10/21	825	825
Shell International Finance BV	3.250%	5/11/25	23,255	24,646
Shell International Finance BV	2.875%	5/10/26	7,445	7,728
Total Capital Canada Ltd.	2.750%	7/15/23	3,699	3,801
Total Capital International SA	2.875%	2/17/22	4,500	4,601
Total Capital International SA	3.700%	1/15/24	5,830	6,219
Total Capital International SA	2.434%	1/10/25	10,000	10,128
Total Capital International SA	3.455%	2/19/29	5,000	5,399
Total Capital International SA	2.829%	1/10/30	5,000	5,130
Total Capital SA	4.125%	1/28/21	895	920

Technology (1.4%)
Apple Inc.	3.000%	2/9/24	11,675	12,152
Apple Inc.	3.450%	5/6/24	6,000	6,386
Apple Inc.	2.850%	5/11/24	9,045	9,386
Apple Inc.	2.750%	1/13/25	10,240	10,569
Apple Inc.	2.500%	2/9/25	3,430	3,510
Apple Inc.	3.250%	2/23/26	13,092	13,873
Apple Inc.	2.450%	8/4/26	7,245	7,333
Apple Inc.	3.350%	2/9/27	8,158	8,711
Apple Inc.	2.900%	9/12/27	5,825	6,058
Intel Corp.	3.700%	7/29/25	10,000	10,827
International Business Machines Corp.	3.450%	2/19/26	2,500	2,651
International Business Machines Corp.	3.300%	5/15/26	45,085	47,508
International Business Machines Corp.	3.500%	5/15/29	18,985	20,393
Microsoft Corp.	2.875%	2/6/24	19,090	19,918
Microsoft Corp.	2.700%	2/12/25	1,175	1,218
Microsoft Corp.	3.125%	11/3/25	3,365	3,574
Microsoft Corp.	2.400%	8/8/26	15,595	15,876
Oracle Corp.	2.500%	5/15/22	9,010	9,112
Oracle Corp.	2.400%	9/15/23	750	759
Oracle Corp.	3.400%	7/8/24	10,000	10,554

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Oracle Corp.	2.950%	11/15/24	21,704	22,531
	Oracle Corp.	2.950%	5/15/25	5,140	5,328
	Oracle Corp.	2.650%	7/15/26	5,115	5,209
	Oracle Corp.	3.250%	11/15/27	14,885	15,717
	QUALCOMM Inc.	2.600%	1/30/23	4,815	4,899
	QUALCOMM Inc.	2.900%	5/20/24	27,920	28,685
	QUALCOMM Inc.	3.450%	5/20/25	5,000	5,283
	QUALCOMM Inc.	3.250%	5/20/27	4,750	4,951

	Transportation (0.2%)
6	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	405	426
6	CSX Transportation Inc.	6.251%	1/15/23	1,080	1,190
6	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,361	4,804
6	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	3,116	3,126
6	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	2,612	2,757
6	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	16,712	17,615
6	Spirit Airlines Pass Through Trust 2017-1A	3.650%	2/15/30	14,170	14,604
6	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	1,155	1,214
	United Parcel Service Inc.	2.800%	11/15/24	5,000	5,142
	United Parcel Service Inc.	3.400%	3/15/29	5,000	5,335
					1,535,081
Utilities (1.0%)
	Electric (1.0%)
	AEP Transmission Co. LLC	3.100%	12/1/26	1,735	1,806
	Ameren Illinois Co.	2.700%	9/1/22	2,047	2,081
	Arizona Public Service Co.	2.200%	1/15/20	5,568	5,561
	Arizona Public Service Co.	2.600%	8/15/29	5,575	5,573
	Baltimore Gas & Electric Co.	2.800%	8/15/22	950	965
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	4,455	4,551
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	16,200	17,108
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	8,975	9,461
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,460	1,466
	Commonwealth Edison Co.	3.400%	9/1/21	9,800	10,008
	Commonwealth Edison Co.	2.550%	6/15/26	880	892
	Connecticut Light & Power Co.	3.200%	3/15/27	5,480	5,797
	DTE Electric Co.	2.650%	6/15/22	10,112	10,239
	Duke Energy Carolinas LLC	2.450%	8/15/29	7,430	7,441
	Duke Energy Florida LLC	4.550%	4/1/20	1,375	1,389
	Duke Energy Florida LLC	3.800%	7/15/28	4,415	4,853
	Entergy Arkansas Inc.	3.700%	6/1/24	6,213	6,619
	Entergy Arkansas Inc.	3.500%	4/1/26	10,288	10,927
	Entergy Louisiana LLC	3.300%	12/1/22	1,450	1,505
	Entergy Louisiana LLC	2.400%	10/1/26	5,560	5,530
	Entergy Louisiana LLC	3.120%	9/1/27	9,585	9,986
	Georgia Power Co.	2.400%	4/1/21	9,510	9,538
	Georgia Power Co.	2.850%	5/15/22	1,820	1,849
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	3,375	3,437

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	3,975	4,097
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	330	340
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	7,355	7,894
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	12,935	14,254
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	3,080	3,198
	PacifiCorp	3.500%	6/15/29	9,515	10,353
	Public Service Electric & Gas Co.	3.000%	5/15/27	3,430	3,570
	Southwestern Public Service Co.	3.300%	6/15/24	14,881	15,495
	Union Electric Co.	2.950%	6/15/27	1,177	1,209
	Virginia Electric & Power Co.	2.950%	1/15/22	8,540	8,670
	Virginia Electric & Power Co.	2.750%	3/15/23	2,515	2,563
	Virginia Electric & Power Co.	3.450%	2/15/24	1,730	1,802
	Virginia Electric & Power Co.	3.100%	5/15/25	1,510	1,571
	Virginia Electric & Power Co.	3.150%	1/15/26	5,700	5,947

Natural Gas (0.0%)
	Atmos Energy Corp.	2.625%	9/15/29	2,400	2,428
					221,973
Total Corporate Bonds (Cost $4,248,649)					4,417,354
Sovereign Bonds (6.4%)
9	Avi Funding Co. Ltd.	2.850%	9/16/20	10,950	11,005
9	Banco del Estado de Chile	2.668%	1/8/21	1,175	1,176
9	Bermuda	4.138%	1/3/23	2,700	2,855
	Bermuda	4.138%	1/3/23	1,150	1,205
9	Bermuda	4.854%	2/6/24	3,206	3,520
	Bermuda	4.854%	2/6/24	6,751	7,392
9	BNG Bank NV	2.500%	2/28/20	30,000	30,038
9	BNG Bank NV	2.125%	12/14/20	13,001	13,036
9	CDP Financial Inc.	4.400%	11/25/19	30,475	30,569
	CDP Financial Inc.	4.400%	11/25/19	12,455	12,494
9	CDP Financial Inc.	3.150%	7/24/24	1,519	1,601
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	2,294	2,297
	CNOOC Finance 2015 USA LLC	3.750%	5/2/23	30,069	31,322
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,295	1,352
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	23,593	25,280
9	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,027
	Corp. Andina de Fomento	2.200%	7/18/20	4,375	4,371
	Corp. Andina de Fomento	4.375%	6/15/22	6,291	6,607
9	CPPIB Capital Inc.	2.250%	1/25/22	58,500	59,205
9,11	Development Bank of Japan Inc.	3.125%	9/6/23	12,000	12,533
11	Development Bank of Japan Inc.	2.750%	9/16/25	8,500	8,872
9,12	Dexia Credit Local SA	1.875%	9/15/21	15,000	14,988
9	Dexia Credit Local SA	2.375%	9/20/22	16,910	17,155
9	Dexia Credit Local SA	3.250%	9/26/23	70,000	73,593
9	Electricite de France SA	2.350%	10/13/20	1,825	1,827
9	Emirate of Abu Dhabi	2.125%	9/30/24	37,000	36,790
	Equinor ASA	3.150%	1/23/22	8,000	8,214
	Equinor ASA	2.450%	1/17/23	3,350	3,402
	Equinor ASA	3.700%	3/1/24	7,000	7,486

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	4.000%	1/29/21	2,800	2,867
	Export-Import Bank of Korea	2.500%	5/10/21	5,000	5,027
	Export-Import Bank of Korea	1.875%	10/21/21	10,000	9,941
	Export-Import Bank of Korea	5.000%	4/11/22	7,200	7,700
	Export-Import Bank of Korea	3.000%	11/1/22	2,000	2,049
	Export-Import Bank of Korea	2.375%	6/25/24	18,000	18,193
	Export-Import Bank of Korea	3.250%	11/10/25	10,000	10,593
8	Export-Import Bank of Korea, 3M USD LIBOR + 0.875%	3.151%	1/25/22	10,000	10,100
9	Harvest Operations Corp.	4.200%	6/1/23	8,000	8,520
	Hydro-Quebec	8.050%	7/7/24	470	596
	IDB Trust Services Ltd.	2.393%	4/12/22	25,624	25,804
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,250	1,251
	International Bank for Reconstruction & Development	2.000%	10/30/20	5,200	5,198
11	Japan Bank for International Cooperation	2.250%	2/24/20	29,500	29,513
11	Japan Bank for International Cooperation	2.125%	7/21/20	11,000	11,009
11	Japan Bank for International Cooperation	2.125%	11/16/20	27,100	27,138
11	Japan Bank for International Cooperation	3.375%	10/31/23	10,000	10,565
11	Japan Bank for International Cooperation	2.500%	5/23/24	20,000	20,525
	Kingdom of Saudi Arabia	2.375%	10/26/21	6,500	6,511
	Korea Development Bank	2.500%	1/13/21	6,000	6,032
	Korea Development Bank	4.625%	11/16/21	605	635
	Korea Development Bank	3.375%	3/12/23	30,000	31,269
	Korea Development Bank	2.125%	10/1/24	33,000	33,092
8	Korea Development Bank, 3M USD LIBOR + 0.675%	2.839%	9/19/20	8,850	8,871
	Korea Gas Corp.	2.250%	7/18/26	1,375	1,364
	Korea Hydro & Nuclear Power Co. Ltd.	4.750%	7/13/21	12,634	13,181
9	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	20,096	20,518
9	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	6,600	7,147
9	Ontario Teachers’ Cadillac Fairview Properties Trust	4.125%	2/1/29	24,580	27,487
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	60,870	60,957
	Province of Alberta	1.900%	12/6/19	15,000	14,994
9	Province of Alberta	1.750%	8/26/20	1,650	1,646
	Province of Manitoba	2.100%	9/6/22	2,100	2,121
	Province of Ontario	4.000%	10/7/19	6,025	6,027
	Province of Ontario	4.400%	4/14/20	24,595	24,875
	Province of Ontario	2.000%	10/2/29	25,000	25,106
	Province of Quebec	2.750%	8/25/21	10,150	10,335
	Province of Quebec	2.375%	1/31/22	15,700	15,931
	Province of Quebec	7.500%	7/15/23	2,065	2,476
	Province of Quebec	7.125%	2/9/24	2,674	3,246
	Province of Quebec	2.750%	4/12/27	4,730	5,006
6,9	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	133	135
	Republic of Chile	3.250%	9/14/21	7,150	7,312
	Republic of Latvia	2.750%	1/12/20	5,260	5,260
	Republic of Lithuania	7.375%	2/11/20	117,326	119,467
	Republic of Lithuania	6.125%	3/9/21	58,266	61,532
	Republic of Lithuania	6.625%	2/1/22	16,300	17,996
	Republic of Poland	5.125%	4/21/21	10,910	11,442
	Republic of Poland	5.000%	3/23/22	30,837	33,073

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Poland	4.000%	1/22/24	10,000	10,825
	Republic of Slovenia	5.500%	10/26/22	3,385	3,731
	Republic of Slovenia	5.250%	2/18/24	18,841	21,358
9	SABIC Capital II BV	4.000%	10/10/23	17,612	18,559
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	917	984
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	6,000	6,004
9	Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	9,000	9,002
9	Slovak Republic	4.375%	5/21/22	2,500	2,641
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	12,340	12,436
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	7,920	8,364
	State of Kuwait	2.750%	3/20/22	12,563	12,734
	State of Qatar	3.875%	4/23/23	2,501	2,645
	State of Qatar	3.375%	3/14/24	22,200	23,235
	State of Qatar	4.000%	3/14/29	10,179	11,280
9	Temasek Financial I Ltd.	2.375%	1/23/23	2,000	2,026
9	Temasek Financial I Ltd.	3.625%	8/1/28	20,000	22,200
Total Sovereign Bonds (Cost $1,361,092)					1,390,869
Taxable Municipal Bonds (0.0%)
	California GO	6.200%	10/1/19	170	170
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue	2.995%	7/1/20	2,250	2,265
	Regents of the University of California Revenue	3.063%	7/1/25	3,430	3,602
Total Taxable Municipal Bonds (Cost $5,892)					6,037

				Shares
Temporary Cash Investment (3.1%)
Money Market Fund (3.1%)
13	Vanguard Market Liquidity Fund, 2.098% (Cost $683,524)			6,834,863	683,555
Total Investments (99.4%) (Cost $21,385,798)					21,775,180
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (1.6%)
6,7	UMBS TBA	3.000%	7/1/49–11/1/49	(93,650)	(94,982)
6,7	UMBS TBA	3.500%	8/1/34–11/1/49	(157,800)	(161,862)
6,7	UMBS TBA	4.500%	7/1/49–11/1/49	(92,700)	(97,658)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $354,425)					(354,502)
Other Assets and Liabilities (2.2%)
Other Assets					3,434,164
Other Liabilities					(2,949,130)
					485,034
Net Assets (100%)
Applicable to 934,812,230 outstanding $.001 par value shares of beneficial interest (unlimited authorization)					21,905,712
Net Asset Value Per Share					$23.43

Institutional Intermediate-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	21,091,625
Affiliated Issuers	683,555
Total Investments in Securities	21,775,180
Investment in Vanguard	1,017
Receivables for Investment Securities Sold	3,335,305
Receivables for Accrued Income	95,975
Variation Margin Receivable—Futures Contracts	332
Variation Margin Receivable—CC Swap Contracts	19
Unrealized Appreciation—OTC Swap Contracts	80
Other Assets	1,436
Total Assets	25,209,344
Liabilities
Payables for Investment Securities Purchased	2,946,923
Payables to Vanguard	1,001
Liability for Sale Commitments	354,502
Variation Margin Payable—Futures Contracts	828
Variation Margin Payable—CC Swap Contracts	17
Unrealized Depreciation—OTC Swap Contracts	342
Other Liabilities	19
Total Liabilities	3,303,632
Net Assets	21,905,712

Institutional Intermediate-Term Bond Fund

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	21,606,026
Total Distributable Earnings (Loss)	299,686
Net Assets	21,905,712

• See Note A in Notes to Financial Statements.

1   Securities with a value of $9,964,000 have been segregated as initial margin for open futures contracts.

2   Securities with a value of $8,889,000 have been segregated as initial margin for open centrally cleared swap contracts.

3   Securities with a value of $1,324,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

4   U.S. government-guaranteed.

5   The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

7   Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2019.

8   Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

9   Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $2,137,230,000, representing 9.8% of net assets.

10     Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2019.

11 Guaranteed by the Government of Japan.

12 Guaranteed by multiple countries.

13     Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CC—Centrally Cleared.

CMT—Constant Maturing Treasury Rate.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

TBA—To Be Announced.

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
2-Year U.S. Treasury Note	December 2019	10,549		2,273,310	(340)
5-Year U.S. Treasury Note	December 2019	3,209		382,347	172
10-Year U.S. Treasury Note	December 2019	757		98,647	188
Ultra 10-Year U.S. Treasury Note	December 2019	221		31,472	25
30-Year U.S. Treasury Note	December 2019	22		3,571	—
					45

Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2019	(66)		(12,666)	92
					137

Over-the-Counter Credit Default Swaps

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
America Movil /A3	6/20/23	BARC	6,200	1.000		(4)	84	80	—
Credit Protection Purchased
State of Qatar	6/20/22	BOANA	4,080	(1.000)		(84)	(27)	—	(111)
State of Qatar	6/20/22	CITNA	7,920	(1.000)		(163)	(51)	—	(214)
Wells Fargo & Co.	9/20/20	BOANA	3,740	(1.000)		(32)	15	—	(17)
						(279)	(63)	—	(342)
						(283)	21	80	(342)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

Institutional Intermediate-Term Bond Fund

Centrally Cleared Interest Rate Swaps

			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[2]	(Paid	)[3]	Value	(Depreciation )
Termination Date	Date	($000)	(%	)	(%	)	($000)	($000)
12/18/20	12/18/19[1]	81,218	2.500		(0.000)		645	91
12/20/21	12/18/19[1]	129,198	(1.500)		0.000		131	(281)
12/19/22	12/18/19[1]	136,982	(1.500)		0.000		(6)	(489)
12/18/23	12/18/19[1]	136,278	(1.500)		0.000		(116)	(695)
12/18/24	12/18/19[1]	69,164	(1.500)		0.000		(77)	(444)
12/18/26	12/18/19[1]	52,945	(1.750)		0.000		(886)	(517)
							(309)	(2,335)

1   Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semiannually.

3   Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Interest[1]	524,823
Total Income	524,823
Expenses
The Vanguard Group—Note B
Investment Advisory Services	657
Management and Administrative	2,655
Marketing and Distribution	201
Custodian Fees	72
Auditing Fees	47
Trustees’ Fees and Expenses	7
Total Expenses	3,639
Net Investment Income	521,184
Realized Net Gain (Loss)
Investment Securities Sold[1]	37,143
Futures Contracts	86,959
Swap Contracts	(22,222)
Realized Net Gain (Loss)	101,880
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	725,615
Futures Contracts	373
Swap Contracts	(3,248)
Change in Unrealized Appreciation (Depreciation)	722,740
Net Increase (Decrease) in Net Assets Resulting from Operations	1,345,804

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $15,193,000, ($177,000), and $24,000. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	521,184	367,515
Realized Net Gain (Loss)	101,880	(153,018)
Change in Unrealized Appreciation (Depreciation)	722,740	(324,453)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,345,804	(109,956)
Distributions
Net Investment Income	(520,840)	(367,615)
Realized Capital Gain	—	—
Total Distributions	(520,840)	(367,615)
Capital Share Transactions
Issued	4,088,563	3,428,096
Issued in Lieu of Cash Distributions	520,840	367,615
Redeemed	(55,172)	(897,177)
Net Increase (Decrease) from Capital Share Transactions	4,554,231	2,898,534
Total Increase (Decrease)	5,379,195	2,420,963
Net Assets
Beginning of Period	16,526,517	14,105,554
End of Period	21,905,712	16,526,517

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

					June 19,
					2015[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.39	$23.12	$23.79	$23.46	$23.36
Investment Operations
Net Investment Income	.656[2]	.561[2]	.462[2]	.473	.126
Net Realized and Unrealized Gain (Loss) on Investments	1.034	(.736)	(.470)	.383	.101
Total from Investment Operations	1.690	(.175)	(.008)	.856	.227
Distributions
Dividends from Net Investment Income	(.650)	(.555)	(.454)	(.473)	(.127)
Distributions from Realized Capital Gains	—	—	(.208)	(.053)	—
Total Distributions	(.650)	(.555)	(.662)	(.526)	(.127)
Net Asset Value, End of Period	$23.43	$22.39	$23.12	$23.79	$23.46

Total Return	7.66%	-0.75%	0.01%	3.70%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,906	$16,527	$14,106	$9,821	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	2.86%	2.48%	1.99%	2.02%	1.92%[3]
Portfolio Turnover Rate[4]	323%	182%	253%	251%	45%

1 Commencement of operations as a registered investment company.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Includes 46%, 67%, 111%, 67%, and 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 14% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Institutional Intermediate-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets

Institutional Intermediate-Term Bond Fund

decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At September 30, 2019, counterparties had deposited in segregated accounts cash with a value of $251,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

Institutional Intermediate-Term Bond Fund

The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Institutional Intermediate-Term Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $1,017,000, representing less than 0.01% of the fund’s net assets and 0.41% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	11,963,716	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,313,649	—
Corporate Bonds	—	4,417,354	—
Sovereign Bonds	—	1,390,869	—
Taxable Municipal Bonds	—	6,037	—
Temporary Cash Investments	683,555	—	—
Futures Contracts—Assets[1]	332	—	—
Futures Contracts—Liabilities[1]	(828)	—	—
Swap Contracts—Assets	19 [1]	80	—
Swap Contracts—Liabilities	(17)[1]	(342)	—
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(354,502)	—
Total	683,061	20,736,861	—

1   Represents variation margin on the last day of the reporting period.

Institutional Intermediate-Term Bond Fund

D.           At September 30, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	332	—	332
Variation Margin Receivable—CC Swap Contracts	19	—	19
Unrealized Appreciation—OTC Swap Contracts	—	80	80
Total Assets	351	80	431

Variation Margin Payable—Futures Contracts	(828)	—	(828)
Variation Margin Payable—CC Swap Contracts	(17)	—	(17)
Unrealized Depreciation—OTC Swap Contracts	—	(342)	(342)
Total Liabilities	(845)	(342)	(1,187)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2019, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	86,959	—	86,959
Swap Contracts	(22,377)	155	(22,222)
Realized Net Gain (Loss) on Derivatives	64,582	155	64,737

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	373	—	373
Swap Contracts	(3,317)	69	(3,248)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,944)	69	(2,875)

E.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Institutional Intermediate-Term Bond Fund

The differences are primarily related to the tax deferral of losses on wash sales; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,263
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(87,498)
Net Unrealized Gains (Losses)	386,708

*     The fund used capital loss carryforwards of $102,220,000 to offset taxable capital gains realized during the year ended September 30, 2019.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments derivatives and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	21,031,352
Gross Unrealized Appreciation	413,420
Gross Unrealized Depreciation	(26,712)
Net Unrealized Appreciation (Depreciation)	386,708

F.            During the year ended September 30, 2019, the fund purchased $4,218,510,000 of investment securities and sold $3,526,442,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $56,247,434,000 and $53,553,342,000, respectively. Total purchases and sales include $1,302,699,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.          Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	176,418	150,754
Issued in Lieu of Cash Distributions	22,728	16,255
Redeemed	(2,385)	(39,041)
Net Increase (Decrease) in Shares Outstanding	196,761	127,968

H.           Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vanguard Institutional Intermediate-Term Bond Fund and the statements of net assets of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (two of the funds constituting Vanguard Malvern Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Institutional Short-Term Bond Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 73.1% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Institutional Intermediate-Term Bond Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 81.6% of income dividends are interest-related dividends.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–3 Year Government/Credit ex Baa Index and Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index (Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Bond Funds or the owners of the Institutional Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Bond Funds. Investors acquire the Institutional Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Bond Funds. The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Bond Funds

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4720 112019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2019: $298,000
Fiscal Year Ended September 30, 2018: $306,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2019: $9,568,215
Fiscal Year Ended September 30, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended September 30, 2019: $3,012,031
Fiscal Year Ended September 30, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)        Tax Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)        All Other Fees.

Fiscal Year Ended September 30, 2019: $0
Fiscal Year Ended September 30, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 15, 2019

VANGUARD MALVERN FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 15, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.